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                    ALLSTATE LIFE GLOBAL FUNDING TRUST 2005-8

                                SERIES INSTRUMENT


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
                                                 TABLE OF CONTENTS


                                                                                                                     Page

PART A                TRUST AGREEMENT...................................................................................1
PART B                ADMINISTRATIVE SERVICES AGREEMENT.................................................................3
PART C                SUPPORT AND EXPENSES AGREEMENT....................................................................5
PART D                NAME LICENSING AGREEMENT..........................................................................7
PART E                TERMS AGREEMENT...................................................................................9
PART F                COORDINATION AGREEMENT...........................................................................12
PART G                MISCELLANEOUS AND EXECUTION PAGES................................................................17

EXHIBIT A             STANDARD TRUST AGREEMENT TERMS..................................................................A-1
EXHIBIT B             STANDARD ADMINISTRATIVE SERVICES AGREEMENT TERMS................................................B-1
EXHIBIT C             STANDARD SUPPORT AND EXPENSES AGREEMENT TERMS...................................................C-1
EXHIBIT D             STANDARD NAME LICENSING AGREEMENT TERMS.........................................................D-1
EXHIBIT E             DISTRIBUTION AGREEMENT..........................................................................E-1
EXHIBIT F             CERTIFICATE OF TRUST............................................................................F-1

ANNEX A               PRICING SUPPLEMENT............................................................................A-A-1
ANNEX B               DELAWARE TRUSTEE SERVICE FEE SCHEDULE.........................................................A-B-1
ANNEX C               ADMINISTRATOR SERVICE FEE SCHEDULE............................................................A-C-1
ANNEX D               DEALER NOTICE INFORMATION.....................................................................A-D-1


         WHEREAS, the parties named herein desire to enter into certain documents relating to the issuance by Allstate Life Global Funding Trust 2005 - 8 (the "Trust") of Notes to investors under Allstate Life Global Funding's ("Global Funding") secured medium term notes program;


         WHEREAS, the Trust will be created under and its activities will be governed by (i) the provisions of the Trust Agreement (set forth in Part A of this Series Instrument), dated as of the date of the Pricing Supplement (attached to this Series Instrument as Annex A) (the "Pricing Supplement"), between the parties thereto indicated in Part G herein, and (ii) the Certificate of Trust (attached as Exhibit F to this Series Instrument);


         WHEREAS, the Trust will be administered pursuant to the provisions of the Administrative Services Agreement (set forth in Part B of this Series Instrument), dated as of the date of the Pricing Supplement, between the parties thereto indicated in Part G herein;


         WHEREAS, certain costs and expenses of the Trust and the service providers to the Trust will be paid pursuant to the Support and Expenses Agreement (set forth in Part C of this Series Instrument), dated as of the date of the Pricing Supplement, between the parties thereto indicated in Part G herein;


         WHEREAS, certain licensing arrangements between the Trust and Allstate Insurance Company will be governed pursuant to the provisions of the Name Licensing Agreement (set forth in Part D of this Series Instrument), dated as of the date of the Pricing Supplement, between the parties thereto indicated in Part G herein;


         WHEREAS, the sale of the Notes will be governed by the Terms Agreement (set forth in Part E of this Series Instrument), dated as of the date of the Pricing Supplement, among the parties thereto indicated in Part G herein;


         WHEREAS, certain agreements relating to the Notes and the Funding Agreement(s) are set forth in the Coordination Agreement (set forth in Part F of this Series Instrument), dated as of the date of the Pricing Supplement, among the parties thereto indicated in Part G herein;


         All capitalized terms used in the above recitals and not otherwise defined will have the meanings set forth in the Standard Indenture Terms to be attached as Exhibit A to the Closing Instrument for the Trust.

                                     PART A
                                 TRUST AGREEMENT


     This TRUST AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into among Allstate Life Global Funding, a Delaware statutory trust, as trust beneficial owner (the "Trust Beneficial Owner"), AMACAR Pacific Corp., a Delaware corporation, as the sole administrator of the Trust (the "Administrator") and Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee").


                              W I T N E S S E T H:


     WHEREAS, the Trust Beneficial Owner, the Administrator and the Delaware Trustee desire to authorize the issuance of Notes in connection with the entry into this Trust Agreement;


     WHEREAS, all things necessary to make this Trust Agreement a valid and legally binding agreement of the Delaware Trustee, the Administrator and the Trust Beneficial Owner, enforceable in accordance with its terms, have been done;


     WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture to be set forth in Part A of the Closing Instrument for the Trust and the Terms Agreement set forth in Part E herein), (ii) the use of the proceeds of the sale of the Notes to acquire a Funding Note, which will be surrendered in consideration for the Funding Agreement(s), and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Trust Agreement; and


     WHEREAS, the parties hereto desire to incorporate by reference the Standard Trust Agreement Terms attached to this Series Instrument as Exhibit A (the "Standard Trust Agreement Terms," together with this Trust Agreement, collectively, the "Trust Agreement").


     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:


                                    ARTICLE 1


     SECTION 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Trust Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Trust Agreement are inconsistent with the terms of the Standard Trust Agreement Terms, the terms set forth in Article 2 herein shall apply.


     SECTION 1.2 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Trust Agreement is included as Part A. All capitalized terms not otherwise defined in this Trust Agreement shall have the meanings set forth in the Standard Trust Agreement Terms.

                                    ARTICLE 2


     SECTION 2.1 NAME. The Trust created and governed by this Trust Agreement shall have the name specified in this Series Instrument.


     SECTION 2.2 OWNERSHIP OF THE TRUST. Upon the creation of the Trust, Global Funding shall be the sole beneficial owner of the Trust.


     SECTION 2.3 ACKNOWLEDGMENT. The Delaware Trustee, the Trust Beneficial Owner and the Administrator expressly acknowledge their duties and obligations set forth in the Standard Trust Agreement Terms incorporated herein.


     SECTION 2.4 COMPENSATION. The Delaware Trustee shall be entitled to receive the fees specified in the Delaware Trustee Service Fee Schedule, which is attached as Annex B to this Series Instrument.


     SECTION 2.5    ADDITIONAL TERMS.    None.


     SECTION 2.6 SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Trust Agreement will enter into this Trust Agreement by executing this Series Instrument.


     By executing this Series Instrument, the Delaware Trustee, the Administrator and the Trust Beneficial Owner hereby agree that this Trust Agreement will constitute a legal, valid and binding agreement among the Delaware Trustee, the Administrator and the Trust Beneficial Owner.


     All terms relating to the Trust or the Notes not otherwise included in this Trust Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.


     SECTION 2.7 COUNTERPARTS. This Trust Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                                     PART B
                        ADMINISTRATIVE SERVICES AGREEMENT


     This ADMINISTRATIVE SERVICES AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into between the Allstate Life Global Funding Trust specified in this Series Instrument (the "Trust") and AMACAR Pacific Corp., a Delaware corporation (the "Administrator").


                              W I T N E S S E T H:


     WHEREAS, the Trust has requested that the Administrator perform various services for the Trust;


     WHEREAS, the Trust desires to have the Administrator perform various financial, statistical, accounting and other services for the Trust, and the Administrator is willing to furnish such services on the terms and conditions herein set forth; and


     WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Administrative Services Agreement Terms attached to this Series Instrument as Exhibit B (the "Standard Administrative Services Agreement Terms," together with this Administrative Services Agreement, collectively, the "Administrative Services Agreement").


     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:


                                    ARTICLE 1


     SECTION 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Administrative Services Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Administrative Services Agreement are inconsistent with the terms of the Standard Administrative Services Agreement Terms, the terms set forth in Article 2 herein shall apply.


     SECTION 1.2 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Administrative Services Agreement is included as Part B. All capitalized terms not otherwise defined in this Administrative Services Agreement shall have the meanings set forth in the Standard Administrative Services Agreement Terms.


                                    ARTICLE 2


     SECTION 2.1 COMPENSATION. The Administrator shall be entitled to receive the fees specified in the Administrator Service Fee Schedule, which is attached as Annex C to this Series Instrument.


         SECTION 2.2    ADDITIONAL TERMS.    None.

     SECTION 2.3 SERIES  INSTRUMENT;  EXECUTION AND  INCORPORATION OF TERMS. The
parties  to  this  Administrative   Services  Agreement  will  enter  into  this
Administrative Services Agreement by executing this Series Instrument.


     By executing this Series Instrument, Wilmington Trust Company (the "Delaware Trustee"), on behalf of the Trust, and the Administrator hereby agree that this Administrative Services Agreement will constitute a legal, valid and binding agreement between the Trust and the Administrator.


     All terms relating to the Trust or the Notes not otherwise included in this Administrative Services Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.


     SECTION 2.4 COUNTERPARTS. This Administrative Services Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.


     SECTION 2.5 THIRD PARTY BENEFICIARY. The parties hereto acknowledge that the Delaware Trustee shall be an express third party beneficiary to this Administrative Services Agreement, entitled in its own name and on its own behalf to enforce the provisions hereof against the Trust and the Administrator with respect to obligations owed to the Delaware Trustee by either the Trust or the Administrator; provided, however, that such right shall be valid only for so long as the Delaware Trustee has any outstanding obligations or potential obligations under the Trust Agreement.

                                     PART C
                         SUPPORT AND EXPENSES AGREEMENT


     This SUPPORT AND EXPENSES AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into between Allstate Life Insurance Company, an Illinois stock life insurance company ("Allstate Life") and the Allstate Life Global Funding Trust specified in this Series Instrument (the "Trust").


                              W I T N E S S E T H:


     WHEREAS, in consideration of the Service Providers providing services to the Trust in connection with the Program and pursuant to the agreements and other documents contained in this Series Instrument and the Closing Instrument to be executed for the Trust, under which the Service Providers will have certain duties and obligations, Allstate Life hereby agrees to the following compensation arrangements and terms of indemnity; and


     WHEREAS, the parties hereto desire to incorporate by reference the Standard Support and Expenses Agreement Terms attached to this Series Instrument as Exhibit C (the "Standard Support and Expenses Agreement Terms," together with this Support and Expenses Agreement, collectively, the "Support and Expenses Agreement").


     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:


                                    ARTICLE 1


     SECTION 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Support and Expenses Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Support and Expenses Agreement are inconsistent with the terms of the Standard Support and Expenses Agreement Terms, the terms set forth in Article 2 herein shall apply.


     SECTION 1.2 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Support and Expenses Agreement is included as Part C. All capitalized terms not otherwise defined in this Support and Expenses Agreement shall have the meanings set forth in the Standard Support and Expenses Agreement Terms.


                                    ARTICLE 2


     SECTION 2.1    ADDITIONAL TERMS.    None.


     SECTION 2.2 SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Support and Expenses Agreement will enter into this Support and Expenses Agreement by executing this Series Instrument.

     By executing this Series Instrument, each party hereto agrees that this Support and Expenses Agreement will constitute a legal, valid and binding agreement by and among such parties.


     All terms relating to the Trust or the Notes not otherwise included in this Support and Expenses Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.


     SECTION 2.3 COUNTERPARTS. This Support and Expenses Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                                     PART D
                            NAME LICENSING AGREEMENT


     This NAME LICENSING AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into between Allstate Insurance Company (the "Licensor"), an Illinois stock life insurance company, and the Allstate Life Global Funding Trust specified in this Series Instrument (the "Licensee").


                              W I T N E S S E T H:


     WHEREAS, Licensor is the owner of certain tradenames, trademarks and service marks and registrations and pending applications therefor, and may acquire additional tradenames, trademarks and service marks in the future (collectively, "Licensor's Marks");


     WHEREAS, Licensee desires to use certain of Licensor's Marks and use Allstate Life as part of its company name;


     WHEREAS, Licensor and Licensee wish to formalize the agreement between them regarding Licensee's use of Licensor's Marks; and


     WHEREAS,  the parties  hereto  desire to  incorporate  by  reference  those certain Standard Name Licensing Agreement Terms attached to this Series Instrument as Exhibit D (the "Standard Name Licensing Agreement Terms," together with this Name Licensing Agreement, collectively, the "Name Licensing Agreement").


     NOW, THEREFORE, in consideration of the mutual promises set forth in this Name Licensing Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:


                                    ARTICLE 1


     SECTION 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements set forth in the Standard Name Licensing Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Name Licensing
Agreement are inconsistent with the terms of the Standard Name Licensing Agreement Terms, the terms set forth in Article 2 herein shall apply.


     SECTION 1.2 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Name Licensing Agreement is included as Part D. All capitalized terms not otherwise defined in this Name Licensing Agreement shall have the meanings set forth in the Standard Name Licensing Agreement Terms.


                                    ARTICLE 2


         SECTION 2.1    ADDITIONAL TERMS.    None.

     SECTION 2.2 SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Name Licensing Agreement will enter into this Name Licensing Agreement by executing this Series Instrument.


     By executing this Series Instrument, Licensor and the Licensee hereby agree that this Name Licensing Agreement will constitute a legal, valid and binding agreement between Licensor and the Licensee.


     All terms relating to the Trust or the Notes not otherwise included in this Name Licensing Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.


     SECTION 2.3 COUNTERPARTS. This Name Licensing Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                                     PART E
                                 TERMS AGREEMENT


     This TERMS AGREEMENT (the "Terms Agreement"), dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into among each agent specified in the Pricing Supplement (each, an "Agent"), Allstate Life Global Funding, a Delaware statutory trust ("Global Funding") and the Allstate Life Global Funding Trust specified in this Series Instrument (the "Trust").


                              W I T N E S S E T H:


     WHEREAS, all things necessary to make this Terms Agreement a valid and legally binding agreement of the Trust, Global Funding and the other parties to this Terms Agreement, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the notes referred to in Section 1.4 below (the "Notes"), when executed by the Trust and authenticated and delivered pursuant hereto and the Indenture to be set forth in Part A to the Closing Instrument for the Trust, valid and legally binding obligations of the Trust as hereinafter provided; and


     WHEREAS, the parties hereto desire to incorporate by reference the Distribution Agreement attached to this Series Instrument as Exhibit E (the "Distribution Agreement", together with this Terms Agreement, collectively, the "Terms Agreement").


     NOW, THEREFORE, for and in consideration of the premises and the issuance of the Notes by the Trust, it is mutually agreed by the parties hereto as follows:


                                    ARTICLE 1


     SECTION 1.1 AGREEMENT TO BE BOUND. Global Funding, the Trust and each Agent hereby agree to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.


     SECTION 1.2 INCORPORATION BY REFERENCE. All terms, provisions and agreements set forth in the Distribution Agreement (except to the extent expressly modified hereby) are hereby incorporated herein by reference (as if fully set forth herein). Should any portion of the Distribution Agreement conflict with the terms of this Terms Agreement, the terms of this Terms Agreement shall prevail. References herein to Sections or Exhibits shall refer respectively to the sections or exhibits of the Distribution Agreement, unless otherwise expressly provided.


     SECTION 1.3 ADDITION OF TRUST AS PARTY TO DISTRIBUTION AGREEMENT. Pursuant to the Distribution Agreement, each of the parties hereto acknowledges and agrees that the Trust, upon execution hereof by the Trust, Global Funding and the applicable Agent(s), shall become an "Issuing Trust" for purposes of the Distribution Agreement in accordance with the terms thereof, in respect of the Notes, with all the authority, rights, powers, duties and obligations of an "Issuing Trust" under the Distribution Agreement. The Trust confirms that any agreement, covenant, acknowledgment, representation or warranty under the Distribution Agreement applicable to the Trust is made by the Trust at the date hereof, unless another time or times are specified in the Distribution

Agreement,   in   which   case   such   agreement,   covenant,   acknowledgment,
representation or warranty shall be deemed to be confirmed by the Trust at such specified time or times.


     SECTION 1.4 DESIGNATION OF THE TRUST AND THE NOTES. The Trust referred to in this Terms Agreement is the Allstate Life Global Funding Trust specified in this Series Instrument. The Notes issued by the Trust pursuant to the Terms Agreement shall be the notes specified in the Pricing Supplement. The Notes shall be issued and sold by the Trust on the Original Issue Date set forth in the Pricing Settlement.


     SECTION 1.5    ADDITIONAL TERMS.    None.


     SECTION 1.6 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Terms Agreement is included as Part E. All capitalized terms not otherwise defined in this Terms Agreement shall have the meanings set forth in the Distribution Agreement.


                                    ARTICLE 2


     SECTION 2.1 PURCHASE/SOLICITATION OF PURCHASES OF NOTES.


     (1) If specified in the Pricing Supplement, the Notes are being purchased by the Agent(s) as principal. If the Notes are to be purchased by the Agent(s) as principal, the Agent(s) specified in the Pricing Supplement severally and not jointly agree to purchase the Notes having the terms and in the amounts specified in the Pricing Supplement.


     (2) If specified in the Pricing Supplement, the Agent(s) will be acting as agent. If the Agent(s) are to solicit the purchase of the Notes acting as agents, the Agent(s) will solicit the purchase of Notes pursuant to Section 1(d) of the Distribution Agreement.


     SECTION 2.2 PATRIOT ACT. Each of the Agents specified in the Pricing Supplement hereby represents and warrants that it has in place and makes every effort to comply with anti-money laundering policies and procedures in accordance with the requirements imposed by the Uniting and Strengthening
America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56, 115 Stat. 380 (October 26, 2001), or any rules or regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of the Treasury (31 CFR Part 500), in each case to the extent applicable to it. Each of the Agents specified in the Pricing Supplement also represents and warrants that it has implemented and makes every effort to comply with an anti-money laundering compliance program pursuant to NASD Rule 3011.


     SECTION 2.3 FUNDING AGREEMENT. On the Original Issue Date set forth in the Pricing Supplement, Global Funding will assign absolutely to, and deposit into, the Trust the Funding Agreement(s) identified by number in the Pricing Supplement.


     SECTION 2.4 DEALER NOTICE INFORMATION. As specified in Annex D to this Series Instrument.

                                    ARTICLE 3


     SECTION 3.1 SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Terms Agreement will enter into this Terms Agreement by executing this Series Instrument.


     By executing this Series Instrument, each party hereto agrees that this Terms Agreement will constitute a legal, valid and binding agreement by and among the Trust, Allstate Life Global Funding and the Agents specified in the Pricing Supplement.


     All terms relating to the Trust or the Notes not otherwise included in this Terms Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.


     SECTION 3.2 COUNTERPARTS. This Terms Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                                     PART F
                             COORDINATION AGREEMENT

     This COORDINATION AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into among Allstate Life Insurance Company ("Allstate Life"), Allstate Life Global Funding ("Global Funding"), the Allstate Life Global Funding Trust specified in this Series Instrument (the "Trust") and J.P. Morgan Trust Company, National Association (the "Indenture Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Trust intends to issue the Notes specified in the Pricing Supplement (the "Notes") in accordance with the Indenture to be set forth in Part A to the Closing Instrument for the Trust (the "Indenture");

     WHEREAS, the Agent(s) have agreed to sell the Notes in accordance with the Registration Statement;

     WHEREAS, the Trust intends to purchase the Funding Note issued by Global Funding and dated as of the Original Issue Date specified in the Pricing Supplement (the "Funding Note") with the net proceeds from the sale of the Notes;

     WHEREAS, Global Funding intends to sell the Funding Note to the Trust and use the proceeds therefrom to purchase the Funding Agreement(s) described in the Pricing Supplement (the "Funding Agreement(s)") from Allstate Life;

     WHEREAS, Allstate Life intends to sell the Funding Agreement(s) to Global Funding in consideration for the proceeds Global Funding receives from the sale of the Funding Note;

     WHEREAS, Global Funding intends to immediately assign absolutely to, and deposit into, the Trust the Funding Agreement(s), and the Funding Note will be surrendered;

     WHEREAS, the Trust intends to issue the Notes and to collaterally assign the Funding Agreement(s) to the Indenture Trustee to secure payment of the Notes; and

     WHEREAS, the Trust intends to grant a first priority perfected security interest to the Indenture Trustee.

     NOW, THEREFORE, to give effect to the agreements and arrangements established under the Terms Agreement set forth in Part E of this Series Instrument, the Trust Agreement set forth in Part A of this Series Instrument, the Indenture, and the Notes, and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

                                    ARTICLE 1
                            PURCHASE OF FUNDING NOTE

     The Trust hereby agrees to purchase the Funding Note from Global Funding with the net proceeds from the sale of the Notes. Global Funding hereby agrees to sell the Funding Note to the Trust in consideration for the net proceeds from the sale of the Notes.

                                    ARTICLE 2
                        PURCHASE OF FUNDING AGREEMENT(S)

     Allstate Life hereby agrees to sell the Funding Agreement(s) to Global Funding in consideration for the proceeds Global Funding receives from the sale of the Funding Note. Global Funding hereby agrees to immediately purchase the Funding Agreement(s) with the proceeds Global Funding receives from the sale of the Funding Note.

                                    ARTICLE 3
                          SALE OF FUNDING AGREEMENT(S);
                          CANCELLATION OF FUNDING NOTE

     Global Funding hereby agrees to assign absolutely and deposit the Funding Agreement(s) to the Trust, and the Funding Note will be surrendered. The Trust hereby agrees to accept the Funding Agreement(s) from Global Funding in consideration for the Trust's surrender of the Funding Note. The Funding Note shall be cancelled by Global Funding immediately upon such surrender, and such cancellation shall operate as a redemption of, and satisfaction of indebtedness represented by, the Funding Note.

                                    ARTICLE 4
                      DELIVERY OF THE FUNDING AGREEMENT(S)

     The parties hereby appoint the entity specified as Collateral Custodian in Part G of this Series Instrument (including its successors in such capacity, the "Collateral Custodian") to act as custodian for the Funding Agreement(s) (the "Collateral Custodian") in connection with (i) the sale of the Funding Agreement(s) by Allstate Life to Global Funding pursuant to Article 2 above,
(ii) the sale and deposit of the Funding Agreement(s) by Global Funding to the Trust pursuant to Article 3 above, (iii) the collateral assignment of the Funding Agreement(s) by the Trust to the Indenture Trustee and (iv) any subsequent permitted transfer of the Funding Agreement(s) by the Indenture Trustee, and in such capacity to accept and hold in its physical custody the Funding Agreement(s) in the State of Illinois until such time when the Indenture Trustee notifies the Collateral Custodian in writing to the contrary, in connection with the release of the Funding Agreement(s) in accordance with the terms of the Indenture or upon the occurrence and during the continuation of an Event of Default (as defined in the Standard Indenture Terms to be attached as Exhibit A to the Closing Instrument for the Trust) whereupon such physical custody and possession of the Funding Agreement(s) will be transferred to the Indenture Trustee or another person in the manner directed by the Indenture Trustee. The Collateral Custodian hereby accepts such appointment and agrees to perform all of its obligations in its capacity as Collateral Custodian for the Funding Agreement(s).

                                    ARTICLE 5
                           PERIODIC PAYMENTS; MATURITY

     SECTION 5.1 DIRECTIONS REGARDING PERIODIC PAYMENTS. As registered owner of the Funding Agreement(s) as collateral securing payments on the Notes, the Indenture Trustee will receive payments on the Funding Agreement(s) on behalf of the Trust. The Trust hereby directs the Indenture Trustee to use such funds to make payments on behalf of the Trust pursuant to the Trust Agreement and the Indenture.

     SECTION 5.2 AMENDMENT TO DIRECTIONS.

          (a) The Trust may, at any time and at its sole discretion, amend the directions set forth in Section 5.1 in accordance with the Trust Agreement and the Indenture.

          (b) Any notice to a payor of the change in identity of any payee or the appointment of any successor payee, which notice is acknowledged by the Trust, shall be deemed to be an amendment to these directions which replaces such new payee for the payee named in these directions.

     SECTION 5.3 MATURITY OF THE FUNDING AGREEMENT(S). Upon the maturity of the Funding Agreement(s) and the return of funds thereunder, the Trust hereby directs the Indenture Trustee to set aside from such funds an amount sufficient for the repayment of the outstanding principal on the Notes when due.


                                    ARTICLE 6
                                  MISCELLANEOUS

     SECTION 6.1 NO ADDITIONAL LIABILITY. Nothing in this Coordination Agreement shall impose any liability or obligation on the part of any party to this Coordination Agreement to make any payment or disbursement in addition to any liability or obligation such party has under the other documents related to Global Funding's debt issuance program (the "Program Documents"), except to the extent that a party has actually received funds which it is obligated to disburse pursuant to this Coordination Agreement.

     SECTION 6.2 NO CONFLICT. This Coordination Agreement is intended to be in furtherance of the agreements reflected in the documents related to the Program Documents, and not in conflict. To the extent that a provision of this Coordination Agreement conflicts with the provisions of one or more Program Documents, the provisions of such documents shall govern.

     SECTION 6.3 GOVERNING LAW. This Coordination Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

     SECTION 6.4 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Coordination Agreement is included as Part F. All capitalized terms not otherwise defined in this Coordination Agreement shall have the meanings set forth in the Distribution Agreement.

     SECTION 6.5 SEVERABILITY. If any provision of this Coordination Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

     SECTION 6.6 COUNTERPARTS. This Coordination Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     SECTION 6.7 NOTICES. All demands, notices and communications under this Coordination Agreement shall be in writing and shall be deemed to have been duly given upon receipt at the addresses set forth below:


                  if to Allstate Life, at

                  Allstate Life Insurance Company
                  3100 Sanders Road
                  Northbrook, IL 60062
                  Attention: Secretary

                  if to Global Funding, at

                  Allstate Life Global Funding
                  c/o AMACAR Pacific Corp.
                  6525 Morrison Boulevard, Suite 318
                  Charlotte, NC 28211
                  Attention: President

                  if to the Funding Note Indenture Trustee, at

                  J.P. Morgan Trust Company, National Association
                  227 W. Monroe Street, Suite 2600,
                  Chicago, IL 60606
                  Attention: Janice Ott Rotunno

                  if to the Trust, at

                  Allstate Life Global Funding Trust
                  c/o AMACAR Pacific Corp.
                  6525 Morrison Boulevard, Suite 318
                  Charlotte, NC 28211
                  Attention: President
                  if to the Indenture Trustee, at

                  J.P. Morgan Trust Company, National Association
                  227 W. Monroe Street, Suite 2600,
                  Chicago, IL 60606
                  Attention: Janice Ott Rotunno

or at such other address as shall be designated by any such party in a written notice to the other parties.




                                     PART G
                        MISCELLANEOUS AND EXECUTION PAGES
         This Series Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

         Each signatory, by its execution hereof, does hereby become a party to, or executes, each of the agreements and certificates identified below for such signatory as of the date specified in such agreements and certificates.

         It is expressly understood and agreed by the parties that (a) Wilmington Trust Company (the "Delaware Trustee") is hereby instructed by Global Funding and the Trust to execute this Series Instrument on their behalf, (b) this Series Instrument is executed and delivered by the Delaware Trustee, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement set forth in Part A herein (the "Trust Agreement"), (c) each of the representations, undertakings and agreements made on the part of the Trust in this Series Instrument is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Trust, (d) nothing contained herein shall be construed as creating any liability on the Delaware Trustee individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (e) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for any breach or failure of any obligation, representation, warranty or covenant to be made or undertaken by the Trust under the Indenture to be set forth in Part A to the Closing Instrument for the Trust or any other related documents; provided, however, that such waiver shall not affect the liability of the Delaware Trustee (or any entity acting as successor or additional trustee) to any person under any other agreement to the extent expressly agreed to in its individual capacity under the Trust Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Series
Instrument.



                                                     ALLSTATE INSURANCE COMPANY
                                                     (for purposes of the Name Licensing Agreement set
                                                     forth in Part D herein)

                                                     By:      /s/ Michael J. Velotta
                                                              ------------------------------------------
                                                              Name:  Michael J. Velotta
                                                              Title:    Vice President, Deputy General
                                                                        Counsel & Assistant Secretary



                                                     ALLSTATE LIFE INSURANCE COMPANY (for purposes of
                                                     (i) the Support and Expenses Agreement set
                                                     forth in Part C herein and (ii) the Coordination
                                                     Agreement set forth in Part F herein)


                                                     By:      /s/ Sarah R. Donahue
                                                              -----------------------------------------------------
                                                              Name:  Sarah R. Donahue
                                                              Title:    Assistant Vice President



                                                     ALLSTATE LIFE GLOBAL FUNDING (for purposes of
                                                     (i) the Trust Agreement set forth in Part A herein,
                                                     (ii) the Terms Agreement set forth in Part E herein
                                                     and (iii) the Coordination Agreement set forth in Part
                                                     F herein)



                                                     By:      Wilmington Trust Company, solely in its
                                                     capacity as Delaware Trustee


                                                     By:       /s/ Tracy M. McLamb
                                                              -----------------------------------------------------
                                                              Name: Tracy M. McLamb
                                                              Title:  Senior Financial Services Officer








                                                     THE ALLSTATE LIFE GLOBAL FUNDING TRUST SPECIFIED
                                                     ABOVE (for purposes of (i) the Administrative Services
                                                     Agreement set forth in Part B herein, (ii) the Support
                                                     and Expenses Agreement set forth in Part C herein,
                                                     (iii) the Name Licensing Agreement set forth in Part
                                                     D herein, (iv) the Terms Agreement set forth in Part
                                                     E herein and (v) the Coordination Agreement set
                                                     forth in Part F herein)



                                                     By:      Wilmington Trust Company, solely in its
                                                     capacity as Delaware Trustee


                                                     By:       /s/ Tracy M. McLamb
                                                              -----------------------------------------------------
                                                              Name: Tracy M. McLamb
                                                              Title:  Senior Financial Services Officer









                                                     J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                                                     Chicago, Illinois office (for purposes of the
                                                     Coordination Agreement set forth in Part F herein, as
                                                     Collateral Custodian)



                                                     By:      /s/ Janice Ott Rotunno
                                                              -----------------------------------------------------
                                                              Name: Janice Ott Rotunno
                                                              Title: Vice President








                                                     WILMINGTON TRUST COMPANY (for purposes of the Trust
                                                     Agreement set forth in Part A herein as Delaware
                                                     Trustee)

                                                      By:       /s/ Tracy M. McLamb
                                                              -----------------------------------------------------
                                                              Name: Tracy M. McLamb
                                                              Title:  Senior Financial Services Officer



                                                     J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (for
                                                     purposes of the Coordination Agreement set
                                                     forth in Part F herein)



                                                     By:      /s/ Janice Ott Rotunno
                                                              -----------------------------------------------------
                                                              Name: Janice Ott Rotunno
                                                              Title: Vice President



                                                     AMACAR PACIFIC CORP. (for purposes of (i) the Trust
                                                     Agreement set forth in Part A herein and (ii) the
                                                     Administrative Services Agreement set forth in Part B herein as Administrator)



                                                     By:      /s/ Evelyn Echevarria
                                                              -----------------------------------------------------
                                                              Name: Evelyn Echevarria
                                                              Title: Vice President






                                                     MORGAN STANLEY & CO. INCORPORATED
                                                     (for purposes of the Terms Agreement set forth in Part E herein)



                                                     By:      /s/  Michael Fusco
                                                              -----------------------------------------------------
                                                              Name: Michael Fusco
                                                              Title: Executive Director



                                                     DEUTSCHE BANK SECURITIES INC.
                                                     (for purposes of the Terms Agreement set forth in Part E herein)



                                                     By:      /s/ Christopher T. Whitman
                                                              -----------------------------------------------------
                                                              Name: Christopher T. Whitman
                                                              Title: Managing Director


                                                     By:      /s/ Edward J. Sunoo
                                                              -----------------------------------------------------
                                                              Name: Edward J. Sunoo
                                                              Title: Director


                                                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                                 INCORPORATED (for purposes of the Terms Agreement
                                                     set forth in Part E herein)



                                                     By:       /s/ Scott Primrose
                                                              -----------------------------------------------------
                                                              Name: Scott Primrose
                                                              Title: Authorized Signatory



                                    EXHIBIT A

--------------------------------------------------------------------------------

                         STANDARD TRUST AGREEMENT TERMS

                                 WITH RESPECT TO

                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS
--------------------------------------------------------------------------------



                                                           TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE 1  DEFINITIONS.....................................................................................       1
  SECTION 1.1    DEFINITIONS...............................................................................       1
  SECTION 1.2    OTHER DEFINITIONAL PROVISIONS.............................................................       5
ARTICLE 2  CREATION OF TRUST...............................................................................       5
  SECTION 2.1    NAME OF THE TRUST.........................................................................       5
  SECTION 2.2    OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS...............................       5
  SECTION 2.3    STATUTORY TRUST...........................................................................       5
  SECTION 2.4    TRUST BENEFICIAL OWNER....................................................................       6
  SECTION 2.5    PURPOSES OF THE TRUST.....................................................................       6
  SECTION 2.6    ALLOCATION OF TRUST EXPENSES..............................................................       6
  SECTION 2.7    LIABILITY.................................................................................       6
  SECTION 2.8    INCOME TAX TREATMENT......................................................................       6
  SECTION 2.9    SITUS OF TRUST............................................................................       6
ARTICLE 3  PAYMENT ACCOUNT.................................................................................       7
ARTICLE 4  NOTES; COLLATERAL...............................................................................       7
  SECTION 4.1    ISSUANCE OF NOTES.........................................................................       7
  SECTION 4.2    ACQUISITION OF FUNDING NOTE AND FUNDING AGREEMENTS........................................       8
  SECTION 4.3    SECURITY INTEREST IN THE COLLATERAL.......................................................       8
  SECTION 4.4    TITLE TO COLLATERAL.......................................................................       8
ARTICLE 5  REPRESENTATIONS AND WARRANTIES BY THE DELAWARE TRUSTEE..........................................       8
ARTICLE 6  DELAWARE TRUSTEE................................................................................       9
  SECTION 6.1    GENERAL AUTHORITY.........................................................................       9
  SECTION 6.2    GENERAL DUTIES............................................................................      13
  SECTION 6.3    SPECIFIC DUTIES...........................................................................      13
  SECTION 6.4    ACCEPTANCE OF TRUST AND DUTIES; LIMITATION ON LIABILITY...................................      13
  SECTION 6.5    RELIANCE; ADVICE OF COUNSEL...............................................................      16
  SECTION 6.6    DELEGATION OF AUTHORITIES AND DUTIES......................................................      17
  SECTION 6.7    INDEMNIFICATION...........................................................................      17
ARTICLE 7  DISSOLUTION, LIQUIDATION AND TERMINATION........................................................      17
  SECTION 7.1    TERMINATION OF AGREEMENT..................................................................      17
  SECTION 7.2    LIQUIDATION; DISTRIBUTIONS................................................................      17
ARTICLE 8  SUCCESSOR AND ADDITIONAL DELAWARE TRUSTEES......................................................      18
  SECTION 8.1    ELIGIBILITY REQUIREMENTS FOR THE DELAWARE TRUSTEE.........................................      18
  SECTION 8.2    RESIGNATION OR REMOVAL OF THE DELAWARE TRUSTEE............................................      18
  SECTION 8.3    SUCCESSOR DELAWARE TRUSTEE................................................................      19
  SECTION 8.4    MERGER OR CONSOLIDATION OF DELAWARE TRUSTEE...............................................      20
  SECTION 8.5    APPOINTMENT OF CO-DELAWARE TRUSTEE OR SEPARATE DELAWARE TRUSTEE...........................      20
  SECTION 8.6    DELAWARE TRUSTEE MAY OWN NOTES............................................................      21
ARTICLE 9  MISCELLANEOUS PROVISIONS........................................................................      21
  SECTION 9.1    LIMITATION ON RIGHTS OF OTHERS............................................................      21
  SECTION 9.2    AMENDMENTS................................................................................      21
  SECTION 9.3    NOTICES...................................................................................      22
  SECTION 9.4    NO RECOURSE...............................................................................      24
  SECTION 9.5    LIMITED RECOURSE..........................................................................      24
  SECTION 9.6    NO PETITION...............................................................................      24
  SECTION 9.7    GOVERNING LAW.............................................................................      24
  SECTION 9.8    SEVERABILITY..............................................................................      24
  SECTION 9.9    THIRD PARTY BENEFICIARIES.................................................................      24
  SECTION 9.10   COUNTERPARTS..............................................................................      24


     This document constitutes the Standard Trust Agreement Terms, which will be incorporated by reference in, and form a part of, the Trust Agreement (as defined below) among Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee, (the "DELAWARE TRUSTEE"), AMACAR Pacific Corp., a Delaware corporation, as the sole administrator of the Trust (as defined below) (the "ADMINISTRATOR") and Allstate Life Global Funding, a statutory trust formed under the laws of the State of Delaware, as the sole beneficial owner of the Trust (the "TRUST BENEFICIAL OWNER").

     These Standard Trust Agreement Terms shall not in and of itself create a trust and shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, the Trust Agreement.

     The following terms and provisions shall govern the activities of the Trust, subject to contrary terms and provisions expressly adopted in the Trust Agreement, which contrary terms shall be controlling.

                                    ARTICLE 1
                                   DEFINITIONS


     SECTION 1.1 DEFINITIONS. The following terms have the meanings set forth below:

     "ADMINISTRATIVE SERVICES AGREEMENT" means that certain Administrative Services Agreement, included in Part B of the Series Instrument, between the Administrator and the Trust, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "ADDITIONAL AMOUNTS" has the meaning set forth in the Indenture.

     "ADMINISTRATOR" means the party named as such in the preamble, in its capacity as the sole administrator of the Trust pursuant to the Administrative Services Agreement, and its successors.

     "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

     "AGENTS" has the meaning set forth in the Distribution Agreement.

     "ALLSTATE LIFE" means Allstate Life Insurance Company, a stock life insurance company organized and licensed under the laws of the State of Illinois, and any successor.

     "BUSINESS DAY" has the meaning set forth in the Indenture.

     "CERTIFICATE OF TRUST" means the Certificate of Trust of the Trust as filed with the Secretary of State of the State of Delaware.

     "CLOSING INSTRUMENT" means the closing instrument of the Trust, pursuant to which the Indenture is entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "CODE" means the Internal Revenue Code of 1986, as amended, including any successor or amendatory statutes and any applicable rules, regulations, notices or orders promulgated thereunder.

     "COLLATERAL" has the meaning ascribed in the Indenture.

     "COMMISSION" means the Securities and Exchange Commission or any successor body.

     "COORDINATION AGREEMENT" means that certain Coordination Agreement included in Part F of the Series Instrument, among Allstate Life Insurance Company, the Trust and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "CORPORATE TRUST OFFICE" means the principal office of the Delaware Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

     "DEBT" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (iv) all contingent and non-contingent obligations of such Person to reimburse any bank or other
Person in respect of amounts paid under a letter of credit or similar instrument, (v) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vi) all Guarantees by such Person of Debt of another Person (each such Guarantee to constitute Debt in an amount equal to the amount of such other Person's Debt Guaranteed thereby).

     "DELAWARE STATUTORY TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as amended from time to time.

     "DELAWARE TRUSTEE" means the party named as such in the preamble, in its capacity as the sole Delaware trustee of the Trust, and its successors. If there shall be at any time more than one Delaware Trustee under the Trust Agreement, "DELAWARE TRUSTEE" shall mean each such Delaware Trustee.

     "DISTRIBUTION AGREEMENT" means that certain Distribution Agreement dated as of August 16, 2005, by and among Global Funding and the Agents named therein, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "DTC" means The Depository Trust Company and its successors and assigns.

     "FUNDING AGREEMENT" means each funding agreement issued by Allstate Life to Global Funding, which is sold to, and deposited into, the Trust by Global Funding, and immediately pledged and collaterally assigned by the Trust to the Indenture Trustee, as the same may be amended, restated, modified, supplemented or replaced from time to time in accordance with the terms thereof.

     "FUNDING AGREEMENT EVENT OF DEFAULT" means an "Event of Default" as defined in the Funding Agreement.

     "FUNDING  NOTE"  has  the  meaning  set  forth  in  Part  F of  the  Series
Instrument.

     "GLOBAL FUNDING" means Allstate Life Global Funding, a statutory trust formed under the laws of the State of Delaware.

     "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by virtue of an agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), (ii) to reimburse a bank for amounts drawn under a letter of credit for the purpose of paying such Debt or (iii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); PROVIDED that the term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business.

     "HOLDER" has the meaning set forth in the Indenture.

     "INDENTURE" means that certain Indenture included in Part A of the Closing Instrument, between the Trust and the Indenture Trustee, as the same may be amended, restated modified or supplemented from time to time.

     "INDENTURE TRUSTEE" means the party named as such in the preamble to the Indenture, and, subject to the applicable provisions of the Indenture, its successors.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended, as it may be amended or supplemented from time to time, and any successor statute thereto, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has substantially the same practical effect as a security interest, in respect of such asset. For purposes hereof, the Trust shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "NAME LICENSING AGREEMENT" means that certain Name Licensing Agreement included in Part D of the Series Instrument, between Allstate Insurance Company and the Trust, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "NOTE" has the meaning set forth in the Indenture.

     "NOTE CERTIFICATE" has the meaning set forth in the Indenture.

     "OBLIGATIONS" means the obligations of the Trust secured under the Notes and the Indenture, including (a) all principal of, any premium and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Trust, whether or not allowed or allowable as a claim in any such proceeding) on, and any Additional Amounts with respect to, the Notes or pursuant to the Indenture, (b) all other amounts payable by the Trust under the Indenture or under the Notes including all costs and expenses (including attorneys' fees) incurred by the Indenture Trustee or any Holder thereof in realizing on the Collateral to satisfy such obligations and (c) any renewals or extensions of the foregoing.

     "ORIGINAL ISSUE DATE" has the meaning set forth in the Pricing Supplement.

     "PAYING AGENT" has the meaning set forth in the Indenture.

     "PAYMENT ACCOUNT" means the segregated non-interest-bearing corporate trust account for the Trust maintained by the Delaware Trustee in its trust department in which all amounts paid to the Delaware Trustee in respect of the Collateral will be held and from which the Delaware Trustee shall make payments pursuant to
Section 3.1(b) and Article 7 of the Trust Agreement, to the extent such amounts are paid to the Trust and deposited in the Payment Account.

     "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust, statutory trust or other organization, whether or not a legal entity, and governments and agencies and political subdivisions thereof.


     "PRICING SUPPLEMENT" means, the pricing supplement attached to the Series Instrument as Annex A, as prepared by the Trust in connection with the issuance of the Notes, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "PROGRAM" has the meaning set forth in the Indenture.

     "PROGRAM DOCUMENTS" means each Note, the Series Instrument, the Indenture, the Trust Agreement, the Administrative Services Agreement, the Support Agreement, the Name Licensing Agreement, the Distribution Agreement, the Terms
Agreement, each Funding Agreement and any other documents, certificates, agreements or instruments entered into by, or with respect to, or on behalf of, the Trust.

     "RATING AGENCY" means each of Moody's Investors Services, Inc., Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and any other rating agency which provides a rating of the Notes.

     "REGISTRAR" has the meaning set forth in the Indenture.

     "RESPONSIBLE OFFICER" means any vice president, assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Delaware Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "SECRETARY OF STATE" means the Secretary of State of the State of Delaware.

     "SECURITIES ACT" means the Securities Act of 1933, as it may be amended or supplemented from time to time, and any successor statute thereto, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "SECURITY INTEREST" has the meaning set forth in the Indenture.

     "SERIES INSTRUMENT" means the series instrument of the Trust, pursuant to which the Administrative Services Agreement, the Coordination Agreement, the Name Licensing Agreement, the Support Agreement, the Terms Agreement and the Trust Agreement are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "STANDARD  TRUST  AGREEMENT  TERMS" means these  Standard  Trust  Agreement
Terms.

     "STANDING ORDER" has the meaning set forth in Section 3.1(d).

     "SUPPLEMENTAL INDENTURE" has the meaning set forth in the Indenture.

     "SUPPORT AGREEMENT" means that certain Support and Expenses Agreement included in Part C of the Series Instrument, by and between Allstate Life and the Trust, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "TERMS AGREEMENT" means that certain Terms Agreement included in Part E of the Series Instrument, by and among Global Funding, the Trust and each Agent named therein, which will incorporate by reference the terms of the Distribution Agreement.

     "TRUST" means the Allstate Life Global Funding Trust specified in the Series Instrument, together with its permitted successors and assigns.

     "TRUST AGREEMENT" means that certain Trust Agreement included in Part A of the Series Instrument, and which incorporates by reference these Standard Trust Agreement Terms, by and among the Delaware Trustee, the Administrator and the Trust Beneficial Owner, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "TRUST BENEFICIAL OWNER" means the party named as such in the preamble, in its capacity as the sole beneficial owner of the Trust, and its successors.

     "TRUST EXPIRATION DATE" means the date on which all of the outstanding Notes are redeemed in full by the Trust.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as it may be amended.

     "UCC" means the Uniform Commercial Code, as from time to time in effect in the State of New York; PROVIDED THAT, with respect to the perfection, effect of perfection or non-perfection, or priority of any security interest in the Collateral, "UCC" shall mean the applicable jurisdiction whose law governs such
perfection,   non-perfection  or  priority.

SECTION 1.2 OTHER DEFINITIONAL PROVISIONS. For all purposes of the Trust Agreement except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

(b) all accounting terms not otherwise defined in the Trust Agreement have the meanings assigned to them in accordance with generally accepted accounting principles in the United States and, except as otherwise expressly provided in the Trust Agreement, the term "generally accepted accounting principles" with respect to any computation required or permitted under the Trust Agreement shall mean such accounting principles as are generally accepted at the date of such computation in the United States;

(c) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

(d) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Trust Agreement or the intent of the parties to the Trust Agreement; and

(e) capitalized terms not otherwise defined in the Trust Agreement will have the respective meanings set forth in the Indenture.

                                    ARTICLE 2
                                CREATION OF TRUST


SECTION 2.1 NAME OF THE TRUST. The Trust created under the Trust Agreement shall have the name specified in the Series Instrument. The Trust's activities shall be conducted under the name of the Trust.

SECTION 2.2 OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS. The principal office of the Trust shall be in care of the Delaware Trustee at the Corporate Trust Office, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Trust Beneficial Owner, the Indenture Trustee, the Administrator and the Rating Agencies. The Trust shall also maintain an office in care of the Administrator at:

         c/o AMACAR Pacific Corp.
         6525 Morrison Boulevard, Suite 318
         Charlotte, North Carolina 28211
         Attention: President

SECTION 2.3 STATUTORY TRUST. It is the intention of the parties that the Trust constitute a statutory trust organized under the Delaware Statutory Trust Act and that the Trust Agreement constitute the governing instrument of the Trust. Pursuant to Section 3810 of the Delaware Statutory Trust Act, on or before the date of the Trust Agreement, the Delaware Trustee shall file a Certificate of Trust with the Secretary of State to form the Trust. The parties to the Trust Agreement hereby appoint the Delaware Trustee as trustee of the Trust, to have all rights, powers and duties set forth in the Trust Agreement and in accordance with the applicable law, subject to modification by the Trust Agreement, with respect to accomplishing the purposes of the Trust.


SECTION 2.4 TRUST BENEFICIAL OWNER. The Trust Beneficial Owner shall not be required to make any deposit, perform any service or otherwise provide any considerationin exchange for its beneficial interest in the Trust. The beneficial interest of the Trust Beneficial Owner in the Trust will not be represented by any certificate or other instrument. Upon the creation of the Trust, the Trust Beneficial Owner shall be the beneficial owner of the Trust and shall have an undivided beneficial ownership interest in the property related to the Trust. To the fullest extent permitted by law, any attempted transfer of the Trust Beneficial Owner's interest in the Trust shall be void.

SECTION 2.5 PURPOSES OF THE TRUST. The exclusive purposes and functions of the Trust are, and the Trust shall have the power and authority, to:

(a)  issue and sell the Notes,

(b)  use the net  proceeds  from the sale of the Notes to  acquire  the  Funding
     Note,

(c) receive one or more Funding Agreements from Global Funding pursuant to the terms of the Funding Note,

(d) grant a security interest in, and pledge and collaterally assign, the rights, title and interest of the Trust in the Collateral to the Indenture Trustee for the benefit of the Holders of the Notes and any other Person for whose benefit the Indenture Trustee is or will be holding the Collateral,

(e) make, or cause to be made, all payments due in respect of the Notes, in accordance with the terms of the Indenture, and

(f) engage in other activities and enter into other agreements, in each case that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities, including the execution, delivery and performance of the Series Instrument, the Closing Instrument and the Program Documents to which it is a signatory.

SECTION 2.6 ALLOCATION OF TRUST EXPENSES. Any costs and expenses of the Trust shall be paid by Allstate Life pursuant to the Support Agreement to the extent provided therein.

SECTION 2.7 LIABILITY. None of the Delaware Trustee, the Administrator, the Trust Beneficial Owner or the Holders shall have any personal liability for any liability or obligation of the Trust.

SECTION 2.8 INCOME TAX TREATMENT. The parties agree, and each Holder and beneficial owner of Notes by purchasing the Notes agrees, for all United States Federal, state and local income and franchise tax purposes (i) to treat the Notes as indebtedness of Allstate Life, (ii) Global Funding and the Trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation and (iii) to not take any action inconsistent with the treatment described in (i) and (ii) unless otherwise required by law.

SECTION 2.9 SITUS OF TRUST. The Trust shall be located in the State of Delaware. The Trust shall have the right, upon consent of the Indenture Trustee, and under certain circumstances set forth in the Indenture, to change its domicile from Delaware to any other jurisdiction. All bank accounts maintained by the Delaware Trustee on behalf of the Trust shall be located in the State of Delaware except that those accounts established under the Indenture shall be maintained with the Indenture Trustee in accordance with the Indenture. The Trust shall not have any employees in any state other than in the State of Delaware.

                                    ARTICLE 3
                                 PAYMENT ACCOUNT

SECTION 3.1  PAYMENT ACCOUNT.

(a) On the Original Issue Date, the Delaware Trustee shall establish the Payment Account. The Delaware Trustee and any agent of the Delaware Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with the Trust Agreement and the Indenture. Subject to the Indenture, all funds or other property received by the Delaware Trustee on behalf of the Trust in respect of the Collateral will be deposited in the Payment Account. All funds and other property deposited or held from time to time in the Payment Account shall be held by the Delaware Trustee in the Payment Account for the exclusive benefit of the Trust Beneficial Owner, subject to the security interest in the Collateral in favor of the Indenture Trustee on behalf of the Holders of the Notes and any other Person for whose benefit the Indenture Trustee is or will be holding the Collateral, and for distribution by the Delaware Trustee as provided in the Trust Agreement, including (and subject to) any priority of payments provided for in the Trust Agreement.

(b) Except for payments made on the Trust Expiration Date or otherwise pursuant to Section 7.3, all funds and other property deposited into the Payment Account shall be distributed by the Trust as follows:

     FIRST, to the Indenture Trustee for the payment of all amounts then due and unpaid upon the Notes and any other amounts due and payable in accordance with the Indenture; and

     SECOND, any remaining funds and other property deposited into the Payment Account shall be distributed to the Trust Beneficial Owner.

(c) The Delaware Trustee shall deposit in the Payment Account, promptly upon receipt, any payments received with respect to the Collateral. Amounts held in the Payment Account shall not be invested by the Delaware Trustee.

(d) Notwithstanding anything in the Trust Agreement to the contrary, the Delaware Trustee, on behalf of the Trust, shall execute a standing order (the "STANDING ORDER") to the Indenture Trustee pursuant to which the Indenture Trustee shall distribute all amounts due and unpaid under Section 3.1(b); PROVIDED, HOWEVER, that all payments to be made by the Trust to the Trust Beneficial Owner on the Trust Expiration Date or otherwise pursuant to Section
7.3 of the Trust Agreement shall be made by the Delaware Trustee on behalf of the Trust. For so long as (i) the Delaware Trustee, on behalf of the Trust, has not rescinded the Standing Order and (ii) the Indenture Trustee is able to, and does, comply with the Standing Order, the Delaware Trustee will not be required to establish a separate Payment Account in accordance with Section 3.1; PROVIDED, HOWEVER, that the Delaware Trustee shall establish a separate Payment Account to facilitate payments made on the Trust Expiration Date or otherwise pursuant to Section 7.3 of the Trust Agreement.

                                    ARTICLE 4
                                NOTES; COLLATERAL


SECTION 4.1 ISSUANCE OF NOTES. The Trust shall, in accordance with the Indenture, issue and deliver or cause to be issued and delivered the aggregate principal amount of the Notes specified in the Pricing Supplement against payment therefor. The Holders of the Notes shall only have a right to receive payments from the Collateral as described in the Indenture and shall have no right to receive payments from the assets of Global Funding or the assets held in any other trust organized under the Program.

SECTION 4.2 ACQUISITION OF FUNDING NOTE AND FUNDING AGREEMENTS. In connection with the issuance and sale of the Notes, pursuant to Articles 2 and 3 of the Coordination Agreement: (i) the Trust will use the net proceeds received from the offering of Notes to purchase the Funding Note from Global Funding; (ii) Global Funding will use the net proceeds received from the sale of the Funding Note to purchase one or more Funding Agreements; and (iii) Global Funding will immediately assign absolutely to, and deposit into, the Trust each such Funding Agreement, and the relevant Funding Note will be surrendered pursuant to the terms of the Funding Note.

SECTION 4.3 SECURITY INTEREST IN THE COLLATERAL. Simultaneously with the issuance and sale of the Notes, pursuant to the Indenture, the Trust shall pledge and collaterally assign to the Indenture Trustee, and will grant to the Indenture Trustee, for the benefit of the Holders of the Notes and any other Person for whose benefit the Indenture Trustee is or will be holding the Collateral, a security interest in and to the Collateral, including, without limitation, each Funding Agreement purchased by the Trust.

SECTION 4.4 TITLE TO COLLATERAL. Legal title to the Collateral shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Collateral to be vested in the Delaware Trustee or any co-Delaware Trustee, in which case legal title shall be deemed to be vested in the Delaware Trustee or any co-Delaware Trustee appointed under the Trust Agreement for such purpose, and shall be held and administered by the Delaware Trustee for the benefit of the Trust and each Holder, subject to the rigths of the Indenture Trustee pursuant to the Indenture.




                                    ARTICLE 5
             REPRESENTATIONS AND WARRANTIES BY THE DELAWARE TRUSTEE

     The Delaware Trustee represents and warrants for the benefit of the Holders and the Trust Beneficial Owner as follows:

(a) it is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and it is a "bank" within the meaning of Section 581 of the Code;

(b) it is a "United States person" within the meaning of Section 7701(a)(30) of the Code;

(c) it has full corporate or other power, authority and legal right to execute, deliver and perform its obligations under the Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of the Trust Agreement;

(d) the Trust Agreement has been duly authorized, executed and delivered by it and constitutes the valid and legally binding agreement of it enforceable against it in accordance with its terms;

(e) neither the execution or delivery by it of the Trust Agreement, nor the performance by it of its obligations under the Trust Agreement, will (i) violate its organizational documents, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties or assets held in the Trust pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other contract, agreement, judgment, order or instrument to which it is a party or by which it is bound, or
     (iii) violate any law, governmental rule or regulation of the State of Delaware or the United States governing the banking, trust or general powers of it or any order, judgment or decree applicable to it;

(f) the authorization, execution or delivery by it of the Trust Agreement and the consummation of any of the transactions by it contemplated by the Trust Agreement do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency (other than the filing of the Certificate of Trust with the Secretary of State); and

(g) there are no proceedings pending or, to the best of its knowledge, threatened against or affecting it in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of it to enter into or perform its obligations under the Trust Agreement.

                                    ARTICLE 6
                                DELAWARE TRUSTEE

SECTION 6.1  GENERAL AUTHORITY.


(a) The Delaware Trustee is authorized and empowered, among other things, to (a) execute and deliver on behalf of the Trust the Program Documents and each certificate or other document attached as an exhibit to, or contemplated by, the Program Documents and any amendment or other agreement to any of the Program Documents, (b) take all actions required of the Trust pursuant to the Program Documents including, but not limited to (i) paying, or causing to be paid, on behalf of the Trust any amounts due and owing by the Trust under the Program Documents or any other documents or instruments to which the Trust is a party,
(ii) providing certificates required under the Program Documents or other documents or instruments to which the Trust is a party and (iii) preparing for execution or executing amendments to and waivers under the Program Documents or any other documents or instruments deliverable by the Trust thereunder or in connection therewith or with the Trust Agreement, (c) cause the Trust to perform under the Program Documents and (d) engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or any other of the purposes of the Trust or are incidental thereto or connected therewith including, from time to time, taking such action on behalf of the Trust as is permitted by the Program Documents. In addition to any other duties under the Trust Agreement, the Delaware Trustee shall be the trustee of the Trust for the purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act. Subject to the limitations set forth in Section 6.1(b), the Delaware Trustee shall have the power and authority to act on behalf of the Trust, with respect to the following matters:

(i) to execute and deliver on behalf of the Trust the Notes in accordance with the Trust Agreement and the Indenture;

(ii) to cause the Trust to perform the Trust Agreement and to enter into, and to execute, deliver and perform on behalf of the Trust, the documents contained in the Series Instrument and the Closing Instrument, the Distribution Agreement, the Notes, the Funding Note, each Funding Agreement and such other certificates, other documents or agreements as may be necessary, contemplated by or desirable in connection with the purposes and function of the Trust or any of the above-referenced documents;

(iii) subject to the applicable provisions of the Indenture, to receive and maintain custody of each Funding Agreement and to exercise all of the rights, powers and privileges of an owner or policyholder of each Funding Agreement;

(iv) to grant to the Indenture Trustee a security interest in the Collateral for the Notes and to pledge and collaterally assign the rights, title and interest of the Trust in the Collateral to the Indenture Trustee for the benefit of the Holders of Notes and any other Person on whose behalf the Indenture Trustee is or will be holding the Collateral, and to seek release of such security interest upon payment in full of all amounts required to be paid with respect to the Notes pursuant to the terms and conditions of the Notes or the Indenture;

(v)  to establish the Payment Account;

(vi) to send notices regarding the Notes and the Funding Agreements to Allstate Life, the Indenture Trustee, the Rating Agencies, the Trust Beneficial Owner and the applicable Agents under the Terms Agreement in accordance with the terms of the Notes, the Indenture, each Funding Agreement and the Trust Agreement;

(vii) to take all actions necessary or appropriate to enable the Trust to comply with Section 2.8 of the Trust Agreement regarding income tax treatment;

(viii) after the occurrence of a Funding Agreement Event of Default actually known to a Responsible Officer, subject to the applicable provisions of the Indenture, to take any action as it may from time to time determine (based solely upon the advice of counsel) is necessary or advisable to give effect to the terms of the Trust Agreement and to protect and conserve the Collateral for the benefit of each Holder (without consideration of the effect of any such action on any particular Holder) and, within five Business Days after the occurrence of a Funding Agreement Event of Default actually known to a Responsible Officer, to give notice thereof to the Administrator, the Trust Beneficial Owner and the Indenture Trustee;

(ix) to the extent permitted by the Trust Agreement, to participate in the winding up of the affairs of and liquidation of the Trust and assist with the preparation, execution and filing of a certificate of cancellation with the Secretary of State;

(x) subject to the Indenture, to take any action and to execute any documents on behalf of the Trust, incidental to the foregoing as the Delaware Trustee may from time to time determine (based on the advice of counsel) is necessary or advisable to give effect to the terms of the Trust Agreement;

(xi) to execute and file documents with the Secretary of State; and

(xii) to accept service of process on behalf of the Trust in the State of Delaware.

     It is expressly understood and agreed that the Delaware Trustee shall be entitled to engage outside counsel, independent accountants and other experts appointed with due care to assist the Delaware Trustee in connection with the performance of its duties and powers set forth in this Section 6.1(a), including, without limitation, certificates, reports, opinions, notices or any other documents. The Delaware Trustee shall be entitled to rely conclusively on the advice of such counsel, accountants and other experts in the performance of all its duties under the Trust Agreement and shall have no liability for any documents prepared by such counsel, accountants or experts or any action or inaction taken pursuant to the advice of such counsel, accountants or experts. Any expenses of such counsel, accountants and experts shall be paid by the Trust.

(b) So long as the Trust Agreement remains in effect, the Trust (and the Delaware Trustee and the Administrator acting on behalf of the Trust) shall not undertake any business, activity or transaction except as expressly provided for or contemplated by the Trust Agreement or the Indenture. In particular, the Trust shall not, except as otherwise contemplated by the
     Indenture:

(i) sell, transfer, exchange, assign, lease, convey or otherwise dispose of any assets held in the Trust (as of the date of the Trust Agreement or thereafter acquired), including, without limitation, any portion of the Collateral, except as expressly permitted under the Indenture;

(ii) engage in any business or activity other than in connection with, or relating to, (A) the performance of the Trust Agreement and the execution, delivery and performance of any documents, including the Program Documents (other than the Trust Agreement as set forth above), relating to the Notes and the transactions contemplated thereby, (B) the issuance of the Notes pursuant to the Indenture and (C) any activities, including entering into agreements that are necessary, suitable or convenient to accomplish the purposes of the Trust specified in Section 2.5;

(iii) incur, directly or indirectly, any Debt except for the Notes or as otherwise contemplated under the Indenture or the Trust Agreement;

(iv) (A) permit the validity or effectiveness of the Indenture or the Security Interest securing the Notes to be impaired, or permit such Security
     Interest to be amended, hypothecated, subordinated, terminated or discharged, (B) permit any Person to be released from any covenants or obligations under any Funding Agreement securing the Notes, except as expressly permitted thereunder, under the Indenture, the Trust Agreement, or each applicable Funding Agreement, (C) create, incur, assume, or permit any Lien or other encumbrance (other than the Security Interests securing the Notes) on any of its properties or assets, or any interest therein or the proceeds thereof, or (D) permit a Lien with respect to the Collateral not to constitute a valid first priority perfected security interest in the Collateral securing the Notes;

(v) amend, modify or fail to comply with any material provision of the Trust Agreement, except for any amendment or modification of the Trust Agreement expressly permitted under the Trust Agreement or under the Indenture or the relevant Funding Agreement(s);

(vi) own any subsidiary or lend or advance any funds to, or make any investment in, any Person, except for an investment in the Funding Agreements, the Funding Note or the investment of any funds of the Trust held by the Indenture Trustee, Paying Agent, Registrar, Delaware Trustee or Administrator as provided in (or in the documents or agreements contained in) the Series Instrument or the Closing Instrument, or in any Funding Agreement;

(vii) directly or indirectly declare or pay a distribution or make any distribution or other payment, or redeem or otherwise acquire or retire for value any securities other than the Notes, PROVIDED that the Trust may declare or pay a distribution or make any distribution or other payment to the Trust Beneficial Owner in compliance with the Trust Agreement if the Trust has paid or made provision for the payment of all amounts due to be paid on the Notes, and pay all of its debt, liabilities, obligations and expenses, the payment of which is provided for under the Support Agreement;

(viii) become required to register as an "investment company" under and as such term is defined in the Investment Company Act of 1940, as amended;

(ix) except as permitted under the Indenture, enter into any transaction of merger or consolidation or liquidate or dissolve itself (or, to the fullest extent permitted by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any Person;

(x) take any action that would cause the Trust not to be either ignored or treated as a grantor trust for United States Federal income tax purposes;

(xi) issue any Notes unless Allstate Life has affirmed in writing to the Trust that it has made changes to its books and records to reflect the grant of a security interest in, and the making of an assignment for collateral purposes of, the relevant Funding Agreement(s) by the Trust to the Indenture Trustee in accordance with the terms of such Funding Agreement and the Trust has taken such other steps as may be necessary to cause the Security Interest in or assignment for all collateral purposes of, the Collateral to be perfected for purposes of the UCC or effective against its creditors and subsequent purchasers of the Collateral pursuant to insurance or other state laws;

(xii) make any deduction or withholding from any payment of principal of or interest on the Notes (other than amounts that may be required to be withheld or deducted from such payments under the Code or any other applicable tax law) by reason of the payment of any taxes levied or assessed upon any portion of the Collateral except to the extent specified in the Indenture or a Note Certificate or Supplemental Indenture;

(xiii) have any employees other than the Delaware Trustee, the Administrator or any other Persons necessary to conduct its business and enter into transactions contemplated under the Program Documents;

(xiv) have an interest in any bank account other than (A) those accounts contemplated by the Program Documents, and (B) those accounts expressly permitted by the Indenture Trustee; PROVIDED that any such further account or such interest of the Trust therein shall be charged or otherwise secured in favor of the Indenture Trustee on terms acceptable to the Indenture Trustee;

(xv) permit any Affiliate, employee or officer of Allstate Life or any agent of Allstate Life or Agent to be a trustee of the Trust; or

(xvi) commingle any of its assets with assets of any of the Trust's Affiliates, or guarantee any obligation of any of the Trust's Affiliates.

(c) Notwithstanding any other provision of the Trust Agreement, the Delaware Trustee and the Administrator, acting on behalf of the Trust, shall not take any action that would cause the Trust not to be either ignored or treated as a "grantor trust" for United States Federal income tax purposes.

(d) The Delaware Trustee shall, based on the advice of counsel, defend against all claims and demands of all Persons at any time claiming any Lien on any of the assets of the Trust adverse to the interest of the Trust or any Holder, other than the security interest in the Collateral granted in favor of the Indenture Trustee for the benefit of each Holder of the Notes and any other Person for whose benefit the Indenture Trustee is or will be holding the Collateral.

(e) If and for so long as any Funding Agreement is held by the Delaware Trustee for the benefit of the Trust, the Delaware Trustee shall not (i) waive any default under the Funding Agreement or (ii) consent to any amendment, modification or termination of the Funding Agreement, without, in each case, obtaining the prior approval of the Indenture Trustee in accordance with the Indenture and an opinion of counsel experienced in such matters to the effect that any such action shall not cause the Trust not to be either ignored or treated as a grantor trust for United States Federal income tax purposes. The Delaware Trustee, upon a Responsible Officer obtaining actual knowledge of the occurrence of a Funding Agreement Event of Default, will notify the Indenture Trustee of any such Funding Agreement Event of Default.

(f) The Delaware Trustee is authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not (i) become required to register as an "investment company" under the Investment Company Act or (ii) fail to be either ignored or treated as a grantor trust for United States Federal income tax purposes. In connection with the preceding sentence, the Delaware Trustee shall have no duty to determine whether any action it takes complies with the preceding sentence and shall be entitled to rely conclusively on an opinion of counsel with respect to any such matters.

SECTION 6.2 GENERAL DUTIES. It shall be the duty of the Delaware Trustee to discharge, or cause to be discharged, all of its responsibilities pursuant to the terms of the Trust Agreement, or any other documents or instruments to which it is a party, and to administer the Trust, in accordance with the provisions of the Trust Agreement and the other Program Documents and any other documents or instruments to which the Trust is a party. Notwithstanding the foregoing, the
Delaware Trustee shall be deemed to have discharged its duties and responsibilities under the Trust Agreement and any other documents or instruments to which the Trust is a party to the extent (a) such duties and responsibilities shall have been performed by the Administrator and (b) the Administrator is required or permitted under the Trust Agreement, under the Administrative Services Agreement or under any other documents or instruments to which the Trust is a party, to perform such act or discharge such duty of the Delaware Trustee or the Trust; PROVIDED, HOWEVER, that the Delaware Trustee shall not be held liable for the default or failure of the Administrator to carry out its required obligations under the Trust Agreement or thereunder but only to the extent such obligations are not also required to be carried out by the Delaware Trustee.


SECTION 6.3  SPECIFIC DUTIES.

(a) The Delaware Trustee will manage the business and affairs of the Trust in accordance with the terms of the Delaware Statutory Trust Act; PROVIDED, HOWEVER, that the Delaware Trustee undertakes to perform only such duties as are specifically set forth in the Trust Agreement and as it may be directed from time to time by the Administrator, the Trust Beneficial Owner and the Indenture Trustee in accordance with the terms of the Trust Agreement and the Indenture.

(b) The Delaware Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Collateral except as expressly required or permitted by the terms of the Trust Agreement and the Indenture.

(c) The Delaware Trustee shall not take any action, or direct the Administrator to take any action, which would be inconsistent with Section 2.8 of the Trust Agreement.

SECTION 6.4 ACCEPTANCE OF TRUST AND DUTIES; LIMITATION ON LIABILITY. The Delaware Trustee accepts the trust created by the Trust Agreement and agrees to perform its duties under the Trust Agreement with respect to the same, but only upon the terms of the Trust Agreement. No implied covenants or obligations shall be read into the Trust Agreement. The Delaware Trustee shall not be liable under the Trust Agreement under any circumstances except for (i) its own willful misconduct, bad faith or gross negligence, (ii) its failure to use ordinary care to disburse funds, or (iii) the inaccuracy of any representation or warranty contained in the Trust Agreement expressly made by the Delaware Trustee. In particular (but without limitation), subject to the exceptions set forth in the preceding sentence:

(a) the Delaware Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless such error of judgment constitutes gross negligence;

(b) the Delaware Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written instructions of the Administrator, the Trust Beneficial Owner or the Indenture Trustee or pursuant to the advice of counsel, accountants or other experts selected by it in good faith, so long as such action or omission is consistent with the terms of the Trust Agreement and the Indenture;

(c) no provision of the Trust Agreement shall require the Delaware Trustee to expend or risk personal funds or otherwise incur any financial liability in the performance of any of its rights or powers under the Trust Agreement if the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d) under no circumstances shall the Delaware Trustee be liable for indebtedness or other obligations evidenced by or arising under the Trust Agreement, any Funding Agreement or any related document, including the principal of and interest on the Notes;

(e) the Delaware Trustee shall not be responsible for, or in respect of, the validity or sufficiency of the Trust Agreement or any related document or for the due execution of the Trust Agreement or thereof by any party (except by the Delaware Trustee itself) or for the form, character, genuineness, sufficiency, value or validity of any of the Collateral, other than, the signature and countersignature of the Delaware Trustee on any of the Program Documents and the execution of any certificate;

(f) the Delaware Trustee shall (i) not be liable for any action, inaction, default or misconduct of the Administrator, the Indenture Trustee or any Paying Agent under the Indenture, the Notes or any related documents or otherwise, and
(ii) not have any obligation or liability to perform the obligations of the Trust under the Trust Agreement or any related document or under any Federal, state, foreign or local tax or securities law, in each case, that are required to be performed by other Persons, including the Administrator under the Trust or under the Administrative Services Agreement or the Indenture Trustee under the Indenture;

(g) the Delaware Trustee shall not be liable for any action, inaction, default or misconduct of Allstate Life, and the Delaware Trustee shall not have any obligation or liability to perform the obligations of Allstate Life under the Funding Agreements or any related documents;

(h) the Delaware Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by the Trust Agreement, or to institute, conduct or defend any litigation under the Trust Agreement or otherwise or in relation to the Trust Agreement or any related document, at the request, order or direction of any Person unless such Person has offered to the Delaware Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Delaware Trustee. The right of the Delaware Trustee to perform any discretionary act enumerated in the Trust Agreement or in any related document shall not be construed as a duty, and the Delaware Trustee shall not be answerable in connection therewith other than for its gross negligence or willful misconduct in the performance of any such act;

(i) except as expressly provided in the Trust Agreement, in accepting the trusts created by the Trust Agreement, the Delaware Trustee acts solely as trustee under the Trust Agreement and not in its individual capacity, and all Persons having any claim against the Delaware Trustee by reason of the transactions contemplated by the Trust Agreement shall look only to the Trust's property for payment or satisfaction thereof;

(j) the Delaware Trustee shall not have any responsibility or liability for or with respect to the genuineness, value, sufficiency or validity of any Collateral, and the Delaware Trustee shall in no event assume or incur any liability, duty or obligation to the Administrator, the Trust Beneficial Owner or any other Person other than as expressly provided for in the Trust Agreement;

(k) the Delaware Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document;

(l) every provision of the Trust Agreement relating to the Delaware Trustee shall be subject to the provisions of this Article 6;

(m) except in accordance with the written instructions furnished by the Trust Beneficial Owner or as provided in the Trust Agreement, the Delaware Trustee shall have no duty (i) to see to any recording or filing of any document, (ii) to confirm or verify any financial statements of the Administrator, the Trust Beneficial Owner or the Indenture Trustee, (iii) to inspect the Administrator's, the Trust Beneficial Owner's or the Indenture Trustee's books and records at any time or (iv) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, except to the extent the Delaware Trustee has received funds, on behalf of the Trust, pursuant to the Support Agreement from Allstate Life in satisfaction of any such tax, assessment or other governmental charge or any lien or encumbrance of any kind and in accordance with payment or transfer instructions provided by Allstate Life;

(n) the Delaware Trustee shall have no duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Trust or to otherwise take or refrain from taking any action under the Trust Agreement, except as expressly required by the terms of the Trust Agreement, or as expressly provided in written instructions from the Administrator, and in no event shall the Delaware Trustee have any implied duties or obligations under the Trust Agreement; the Delaware Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the property of the Trust which result from claims against the Delaware Trustee personallythat are not related to the ownership or the administration of the property of the Trust or the transactions contemplated by the Program Documents;

(o) the Delaware Trustee shall not be required to take any action under the Trust Agreement unless the Delaware Trustee shall have been indemnified by the Trust, in manner and form satisfactory to the Delaware Trustee, against any liability, cost or expenses (including counsel fees and disbursements) which may be incurred in connection therewith, and, in addition, the Trust shall pay the reasonable compensation of the Delaware Trustee for the services performed; PROVIDED, THAT the Delaware Trustee shall not be indemnified by any Person for the Delaware Trustee's willful misconduct, bad faith or gross negligence, its failure to use ordinary care to disburse funds or the inaccuracy of its own representations or warranties, made in its individual capacity, contained in the Trust Agreement;

(p) the Delaware Trustee shall not be required to take any action under the Trust Agreement if the Delaware Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of the Trust Agreement or is otherwise contrary to law;

(q) the Delaware Trustee may fully rely upon and shall have no liability in connection with calculations or instructions forwarded to the Delaware Trustee by the Administrator or the Indenture Trustee, nor shall the Delaware Trustee have any obligation to furnish information to any Person if it has not received such information as it may need from the Administrator, the Indenture Trustee or any other Person;

(r) the Delaware Trustee shall not be liable with respect to any act or omission in good faith in accordance with the advice or direction of the Administrator or the Indenture Trustee. Whenever the Delaware Trustee is unable to decide between alternative courses of action permitted or required by the terms of the Trust Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision of the Trust Agreement, the Delaware Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Administrator requesting instructions as to the course of action to be adopted, and, to the extent the Delaware Trustee acts in good faith in accordance with any such instruction received, the Delaware Trustee shall not be liable on account of such action to any Person. If the Delaware Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with the Trust Agreement and as it shall deem to be in the best interest of the Trust Beneficial Owner, and the Delaware Trustee shall have no liability to any Person for such action or inaction;

(s) in no event whatsoever  shall the Delaware Trustee be personally  liable for
any  representation,   warranty,  covenant,  agreement,  indebtedness  or  other
obligation of the Trust;

(t) the Delaware Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, war or other circumstances beyond its control, the Delaware Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of the Trust Agreement provide shall or may be done or performed; and

(u) notwithstanding anything contained herein to the contrary, the Delaware Trusteee shall not be required to execute, deliver or certify on behalf of the Trust any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002.

SECTION 6.5 RELIANCE; ADVICE OF COUNSEL.

(a) The Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it in good faith to be genuine and signed by the proper party or parties. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed in the Trust Agreement, the Delaware Trustee may for all purposes of the Trust Agreement rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the Trust, the Delaware Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them; PROVIDED THAT, the Delaware Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Trustee in good faith and with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected in good faith and with reasonable care and employed by it, and it shall not be liable for anything done, suffered or omitted to be done in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other skilled Persons.


SECTION 6.6 DELEGATION OF AUTHORITIES AND DUTIES. The Delaware Trustee delegates to the Administrator all duties required to be performed by the Administrator pursuant to the terms of the Trust Agreement and the Administrative Services Agreement. The Delaware Trustee undertakes no responsibility for the performance, or non-performance, of any duties delegated to the Administrator under the Trust Agreement, the Administrative Services Agreement or the Indenture, as applicable.

SECTION 6.7 INDEMNIFICATION. The Trust hereby agrees, whether or not any of the transactions contemplated by the Trust Agreement shall be consummated, to assume liability for, and hereby indemnifies, protects, saves and keeps harmless the DelawareTrustee, and its officers, directors, successors, assigns, legal representatives, agents and servants (each an "Indemnified Person"), from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Delaware Trustee on or measured by any compensation received by the Delaware Trustee, claims, actions, investigations, proceedings, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, subject to the limitations contained in the preceding paragraphs) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against an Indemnified Person (whether or not also indemnified against by any other person but in all cases subject to the following two paragraphs) in any way relating to or arising out of (i) the Trust Agreement or any of the other agreements to which the Trust is or becomes a party or the enforcement of any of the terms of any thereof or the administration of the assets of the Trust or the action or inaction of the Delaware Trustee under the Trust Agreement, except where any such claim for indemnification has arisen as a result of the willful misconduct or gross negligence on the part of the Delaware Trustee, or the Delaware Trustee's failure to use ordinary care to disburse funds or the performance or nonperformance of its duties under the Trust Agreement or any of the other agreements to which the Trust becomes a party.

                                    ARTICLE 7
                    DISSOLUTION, LIQUIDATION AND TERMINATION


SECTION 7.1 DISSOLUTION UPON TRUST EXPIRATION DATE. Unless earlier dissolved, the Trust shall automatically dissolve on the Trust Expiration Date.

SECTION 7.2 TERMINATION OF AGREEMENT. The Trust Agreement and the Trust created by the Trust Agreement shall dissolve, wind-up and terminate in accordance with
Section 3808 of the Delaware Statutory Trust Act upon the latest to occur of:

(a) a distribution by the Delaware Trustee of all funds and other property of the Trust upon the liquidation of the Trust pursuant to Section 7.3 of the Trust Agreement;

(b) the payment of, or reasonable provision for payment of, all expenses and other liabilities owed by the Trust; and

(c) the performance of all administrative actions by the Delaware Trustee and the Administrator necessary to accomplish the purposes of the Trust, including the performance of any tax reporting obligations with respect to the Trust or the Holders.

     The Trust shall dissolve only as provided in this Article 7, and otherwise no Person, including the Indenture Trustee, the Administrator and the Trust Beneficial Owner, shall be entitled to revoke or dissolve the Trust. The Administrator shall act as the liquidator of the Trust and shall be responsible for directing the Delaware Trustee to take all required actions in connection with 'winding up the Trust. The Delaware Trustee shall have no liability for following such direction to the extent it acts in good faith. Upon the last event to occur as described above, the Delaware Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Delaware Statutory Trust Act, at which time the Trust and the Trust Agreement shall terminate.

SECTION 7.3 LIQUIDATION; DISTRIBUTIONS. On the Trust Expiration Date, the Trust shall be wound-up by the Delaware Trustee pursuant to Section 7.2 and in accordance with Section 3808(d) and (e) of the Delaware Statutory Trust Act, and the remaining Collateral and any other assets held in the Trust shall be liquidated, and distributed in the following order of priority:

     FIRST, to pay all amounts due and unpaid on the Notes and any other amounts due and payable in accordance with the Indenture and

     SECOND, any remaining funds and other property shall be paid to the Trust Beneficial Owner.

                                    ARTICLE 8
                   SUCCESSOR AND ADDITIONAL DELAWARE TRUSTEES



SECTION 8.1 ELIGIBILITY REQUIREMENTS FOR THE DELAWARE TRUSTEE. The Delaware Trustee shall at all times (a) be a Person satisfying the provisions of Section 3807(a) of the Delaware Statutory Trust Act, (b) be authorized to exercise corporate trust powers, (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by Federal or State authorities, (d) have (or have a parent which has) a rating of at least Baa3 by Moody's or BBB- by Standard & Poor's, (e) be a "bank" within the meaning of
Section 581 of the Code and (f) be a "United States person" within the meaning of Section 7701(a)(30) of the Code. In addition, the Delaware Trustee shall be an entity with its Corporate Trust Office in the State of Delaware. If the Delaware Trustee shall publish reports of condition at least annually, pursuant to applicable law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 8.1, the combined capital and surplus of the Delaware Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section 8.1, the Delaware Trustee shall resign immediately in the manner and with the effect specified in Section 8.2.


SECTION 8.2 RESIGNATION OR REMOVAL OF THE DELAWARE TRUSTEE. The Delaware Trustee may resign as Delaware Trustee, or the Administrator, acting on behalf of the Trust, may, in its sole discretion, remove the Delaware Trustee, in each case with thirty (30) days' prior notice to the Delaware Trustee, the Indenture Trustee and each Rating Agency then rating the Program or the Notes. Upon any resignation or removal of the Delaware Trustee, the Administrator, acting on behalf of the Trust, shall appoint a successor Delaware Trustee whereupon such successor Delaware Trustee shall succeed to the rights, powers and duties of the Delaware Trustee, and the term "Delaware Trustee" shall thereupon mean such successor Delaware Trustee effective upon such appointment and approval, and the predecessor Delaware Trustee's powers and duties as Delaware Trustee shall be terminated, without any other or further act or deed on the part of such predecessor Delaware Trustee or any of the parties to the Trust Agreement or any holders of the obligations owing hereunder; PROVIDED, that if at any time the Delaware Trustee shall cease to be eligible in accordance with Section 8.1 and shall have not resigned, or if at any time the Delaware Trustee, shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver for the Delaware Trustee or for its property shall be appointed, or any public officer shall take charge or control of the Delaware Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Delaware Trustee. On and after the effective date of any resignation or removal of the Delaware Trustee hereunder, the provisions of this Article 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Delaware Trustee under the Trust Agreement. Any such resignation or removal shall become effective following the appointment of a successor Delaware Trustee in accordance with the provisions of this Section 8.2.

     If no successor Delaware Trustee shall be appointed and shall have accepted such appointment within thirty (30) days after the aforesaid notice of resignation or removal, the Trust (or the Administrator, acting on its behalf) or the resigning Delaware Trustee may apply to any court of competent jurisdiction to appoint a successor Delaware Trustee to act until such time, if any, as a successor Delaware Trustee shall have been appointed as provided in this Section 8.2. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Delaware Trustee appointed pursuant to this Section 8.2.

     Any resignation or removal of the Delaware Trustee and appointment of a successor Delaware Trustee pursuant to any of the provisions of this Section 8.2 shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Delaware Trustee have been paid and until acceptance of appointment by the successor Delaware Trustee pursuant to Section 8.3.

     If at any time the Delaware Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Delaware Trustee for any other cause, a successor Delaware Trustee shall be appointed as set forth in this Section 8.2. The powers, duties, authority and title of the predecessor Delaware Trustee shall be terminated and canceled without any formality (except as may be required by applicable law) other than appointment and designation of a successor Delaware Trustee in writing duly acknowledged and delivered to the predecessor Delaware Trustee and the Trust.

SECTION 8.3 SUCCESSOR DELAWARE TRUSTEE. Each successor Delaware Trustee appointed pursuant to Section 8.2 shall execute, acknowledge and deliver to the Administrator, the Trust Beneficial Owner and the predecessor Delaware Trustee an instrument accepting such appointment under the Trust Agreement, and thereupon the resignation or removal of the predecessor Delaware Trustee shall become effective, the resigning Delaware Trustee shall be released of all duties and trusts under the Trust Agreement and such successor Delaware Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under the Trust Agreement, with like effect as if originally named as Delaware Trustee. The predecessor Delaware Trustee shall deliver to the successor Delaware Trustee all documents and statements and funds held by it under the Trust Agreement; and the Administrator and the predecessor Delaware Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Delaware Trustee all such rights, powers, duties and obligations.

     Any successor Delaware Trustee appointed under the Trust Agreement shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Delaware Trustee in the State of Delaware.

     No successor  Delaware Trustee shall accept appointment as provided in this
Section 8.3 unless at the time of such acceptance such successor Delaware Trustee shall be eligible pursuant to Section 8.1.

     Upon acceptance of appointment by a successor Delaware Trustee pursuant to this Section 8.3, the Administrator shall mail notice of such appointment to the Indenture Trustee and each Rating Agency then rating the Program or the Notes. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Delaware Trustee, the successor Delaware Trustee shall cause such notice to be mailed in the manner aforesaid.

SECTION 8.4 MERGER OR CONSOLIDATION OF DELAWARE TRUSTEE. Any Person into which the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Delaware Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Delaware Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties to the Trust Agreement, anything in the Trust Agreement to the contrary notwithstanding, be the successor of the Delaware Trustee under the Trust Agreement; PROVIDED, such Person shall be eligible pursuant to Section 8.1.

SECTION 8.5  APPOINTMENT OF CO-DELAWARE TRUSTEE OR SEPARATE DELAWARE TRUSTEE.

(a) Notwithstanding any other provisions of the Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of any Collateral may at the time be located, the Administrator and the Delaware Trustee shall at any time have the power and shall execute and deliver all instruments necessary to appoint one or more Persons approved by the Delaware Trustee to act as co-Delaware Trustee, jointly with it, or as separate Delaware Trustee or separate Delaware Trustees, of all or any part of any Collateral and, subject to Section 4.4 of the Trust Agreement, to vest in such Person, in such capacity, such title to any Collateral, or any part thereof, and, subject to the other provisions of this Section 8.5, such powers, duties, obligations, rights and trusts as the Administrator and the Delaware Trustee may deem necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Delaware Trustee alone shall have the power to make such appointment. No co-Delaware Trustee or separate Delaware Trustee under the Trust Agreement shall be required to meet the terms of eligibility as a successor Delaware Trustee pursuant to Section 8.1 and no notice of the appointment of any co-Delaware Trustee or separate Delaware Trustee shall be required; PROVIDED, HOWEVER, that any co-Delaware Trustee or separate Delaware Trustee must be a "United States person" within the meaning of Section 7701(a)(30) of the Code and a "bank" within the meaning of Section 581 of the Code.

(b) Each separate Delaware Trustee and co-Delaware Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties, and obligations conferred or imposed upon the Delaware Trustee shall be conferred or imposed upon and exercised or performed by the Delaware Trustee and such separate Delaware Trustee or co-Delaware Trustee jointly (it being understood that such separate Delaware Trustee or co-Delaware Trustee is not authorized to act separately without the Delaware Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Delaware Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate Delaware Trustee or co-Delaware Trustee, but solely at the discretion of the Delaware Trustee;

(ii) the Administrator and the Delaware Trustee acting jointly may at any time accept the resignation of or remove any separate Delaware Trustee or co-Delaware Trustee; and

(iii) no Delaware Trustee shall be personally liable by reason of the act or omission of any other Delaware Trustee under the Trust Agreement.

(c) Any notice, request or other writing given to the Delaware Trustee shall be deemed to have been given to each of the then separate Delaware Trustee and co-Delaware Trustee, as effectively as if given to each of them. Every instrument appointing any separate Delaware Trustee or co-Delaware Trustee shall refer to this Section 8.5 and the conditions of this Article 8. Each separate Delaware Trustee and co-Delaware Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instruments of appointment, either jointly with the Delaware Trustee or separately, as may be provided therein, subject to all the provisions of the Trust Agreement, specifically including every provision of the Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Delaware Trustee. Each such instrument shall be filed with the Delaware Trustee and a copy thereof given to the Administrator.

(d) Any separate Delaware Trustee or co-Delaware Trustee may at any time appoint the Delaware Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Trust Agreement on its behalf and in its name. If any separate Delaware Trustee or co-Delaware Trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Delaware Trustee, to the extent permitted by law, without the appointment of a new or successor Delaware Trustee.


SECTION 8.6 DELAWARE TRUSTEE MAY OWN NOTES. Except to the extent prohibited under the terms of the Notes, the Delaware Trustee, in its individual or any other capacity, may become the beneficial owner or pledgee of Notes, to the extent that such ownership does not inhibit the Trust from relying on the applicable exemption from registration as an "investment company" under the Investment Company Act, with the same rights as it would have if it were not the Delaware Trustee; PROVIDED, THAT any Notes so owned or pledged shall not be entitled to participate in any decisions made or instructions given to the Delaware Trustee or the Indenture Trustee by the Holders as a group. Except as provided in this Section 8.6, the Delaware Trustee may deal with the Trust and the Trust Beneficial Owner in banking and trustee transactions with the same rights as it would have if it were not the Delaware Trustee.

                                    ARTICLE 9
                            MISCELLANEOUS PROVISIONS

SECTION 9.1  LIMITATION ON RIGHTS OF OTHERS.

     The death, bankruptcy, termination, dissolution or incapacity of any Person having an interest, beneficial or otherwise, in the Trust shall not operate to terminate the Trust Agreement, nor to annul, dissolve or terminate the Trust, nor to entitle the legal successors, representatives or heirs of any such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated by the Trust Agreement, nor otherwise affect the rights, obligations and liabilities of the parties to the Trust Agreement or any of them.

SECTION 9.2  AMENDMENTS.

(a) The Trust Agreement may be amended from time to time by the Delaware Trustee and the Administrator by a written instrument executed by the Delaware Trustee and the Administrator, in any way that is not inconsistent with the intent of the Trust Agreement, including, without limitation to: (i) cure any ambiguity,
(ii) correct, supplement or modify any provision of the Trust Agreement that is inconsistent with another provision of the Trust Agreement or (iii) modify, eliminate or add to any provisions of the Trust Agreement to the extent necessary to ensure that the Trust will, at all times, for United States Federal income tax purposes will be either ignored or treated as a grantor trust or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act and no such amendment shall require the consent of any other Person, except to the extent specified in Sections 9.2(c) and 9.2(d).

(b) So long as any Notes  remain  outstanding,  except as  provided  in Sections
9.2(c) and 9.2(d), any amendment to the Trust Agreement that would adversely affect, in any material respect, the terms of any Notes, other than any amendment of the type contemplated by clause (iii) of Section 9.2(a), shall require the prior consent of the Holders of a majority of the outstanding principal amount of the Notes.

(c) So long as any Notes remain outstanding, the Trust Agreement may not be amended to (i) change the amount or timing of any payment of any Notes or (ii) impair the right of any Holder to institute suit for the enforcement of any right for principal and interest or other distribution without the consent of each affected Holder.

(d) The Delaware Trustee shall not be required to enter into any amendment to the Trust Agreement which adversely affects its own rights, duties or immunities under the Trust Agreement.

(e) Prior to the execution of any amendment to the Trust Agreement, the Delaware Trustee shall be entitled to an opinion of counsel as to whether such amendment is permitted by the terms of the Trust Agreement and whether all conditions precedent to such amendment have been met, in each case under the laws of the State of Delaware.

(f) Promptly after the execution of any such amendment or consent, the Administrator shall furnish a copy of such amendment or consent (including those obtained or effected by the Trust Agreement) to the Indenture Trustee, the Trust Beneficial Owner, the Agents and the Rating Agencies.

(g) Contemporaneously with, or promptly after, the execution of any amendment to the Trust Agreement requiring amendment to the Certificate of Trust, the Delaware Trustee shall cause the filing of such amendment to the Certificate of Trust with the Secretary of State.

(h) Notwithstanding any other provision of the Trust Agreement, no amendment to the Trust Agreement may be made (i) if such amendment would cause (A) the Trust not to be either ignored or treated as a "grantor trust" for United States Federal income tax purposes or (B) the Notes to be treated as other than indebtedness of Allstate Life and (ii) no amendment to the Trust Agreement may be made without the prior consent of Allstate Life.

SECTION 9.3 NOTICES. All demands, notices, instructions and other communications shall be in writing (including telecopied or telegraphic communications) and shall be personally delivered, mailed or transmitted by telecopy or telegraph, respectively, addressed as set forth below (or, in the case of any other relevant party, addressed as set forth in a separate notice delivered to all relevant parties):

        If to Delaware Trustee:

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration
Facsimile: (302) 636-4140


         If to the Trust Beneficial Owner:

Allstate Life Global Funding
c/o AMACAR Pacific Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
Attention: President
Facsimile: (704) 365-1632


         If to the Administrator:

AMACAR Pacific Corp.
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211
Attention: Douglas K. Johnson
Facsimile: (704) 365-1632

         with a copy to:

Tannenbaum Helpern Syracuse & Hirschtritt LLP
900 3rd Avenue
New York, NY 10022
Attention: Stephen Rosenberg
Facsimile: -

         If to the Indenture Trustee:

J.P. Morgan Trust Company, National Association
227 W. Monroe Street,
Suite 2600,
Chicago, IL 60606
Attention: -
Facsimile: -

         If to the Rating Agencies:

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, NY 10041
Attention: Capital Markets
Facsimile: (212) 438-5215

Moody's Investors Service Inc.
99 Church Street
New York, NY 10007
Attention: Life Insurance Group
Facsimile: (212) 553-4805

or at such other address as shall be designated by any such party in a written notice to the other parties. Notwithstanding the foregoing, any notice required or permitted to be mailed to the Trust Beneficial Owner shall be given by first class mail, postage prepaid, at Allstate Life Global Funding, c/o AMACAR Pacific Corp., 6525 Morrison Blvd., Suite 318, Charlotte, North Carolina 28211, and any notices mailed within the time prescribed in the Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Trust Beneficial Owner received such notice. Any notice required or permitted to be mailed to any Holder of a Note shall be given as specified in the Indenture.

SECTION 9.4 NO RECOURSE. The Trust Beneficial Owner acknowledges that its beneficial interest in the Trust does not represent an obligation of Allstate Life, the Delaware Trustee, the Administrator, the Indenture Trustee or any Affiliate of any of the foregoing and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Trust Agreement or the Indenture.

SECTION 9.5 LIMITED RECOURSE. Notwithstanding anything to the contrary contained in the Trust Agreement, the obligations of the Trust under the Trust Agreement and all Program Documents and other documents or instruments entered into by the Trust, are solely the obligations of the Trust and shall be payable solely to the extent of funds received by and available to the Trust under the Funding Agreements, the other Collateral and the Support Agreement. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, the Trust arising out of or based upon the Trust Agreement, the Notes or any other Program Document against any holder of a beneficial interest, employee, agent, officer or Affiliate of the Trust and, except as specifically provided in the Trust Agreement and in the other Program Documents, no recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, the Trust arising out of or based upon the Trust Agreement, the Notes or any other Program Documents against the Indenture Trustee, the Delaware Trustee, the Administrator, Allstate Life, the Agents or any of their respective holders of beneficial interests, employees, agents, officers, directors, incorporators or Affiliates.

SECTION 9.6 NO PETITION. To the extent permitted by applicable law, each of the Delaware Trustee and the Administrator covenants and agrees, and the Trust Beneficial Owner by its acceptance of a beneficial interest in the Trust will be deemed to have covenanted and agreed, that it will not institute against, or join with any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law. This Section 9.6 shall survive termination of the Trust Agreement.

SECTION 9.7 GOVERNING LAW. The Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its choice of law principles.

SECTION 9.8 SEVERABILITY. If any provision in the Trust Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of the Trust Agreement and shall in no way affect the validity or enforceability of such other provisions of the Trust Agreement.

SECTION 9.9 THIRD PARTY BENEFICIARIES. The Trust Agreement shall inure to the benefit of and be binding upon the parties to the Trust Agreement and their respective successors and permitted assigns. Except as otherwise provided in the Trust Agreement, no other Person shall have any right or obligation under the Trust Agreement.

SECTION 9.10 COUNTERPARTS. The Trust Agreement and any amendments, modifications, restatements, supplements and/or replacements of the Trust Agreement, or waivers or consents to the Trust Agreement, may be executed in any number of counterparts, and by different parties to the Trust Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same instrument. The Trust Agreement shall become effective upon the execution of a counterpart to each of the parties to the Trust Agreement.

                                    EXHIBIT B


--------------------------------------------------------------------------------
                STANDARD ADMINISTRATIVE SERVICES AGREEMENT TERMS

                                 WITH RESPECT TO

                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                 Page



ARTICLE 1  DEFINITIONS; OTHER DEFINITIONAL PROVISIONS..........................................................
  SECTION 1.1.   COVENANTS.....................................................................................     1
  SECTION 1.2.   DEFINITIONS...................................................................................     1
  SECTION 1.3.   OTHER DEFINITIONAL PROVISIONS.................................................................     3
ARTICLE 2  APPOINTMENT; ADMINISTRATIVE SERVICES
  SECTION 2.1.   APPOINTMENT...................................................................................     4
  SECTION 2.2.   ADMINISTRATIVE SERVICES.......................................................................     4
ARTICLE 3  ACTIVITIES OF THE TRUST; EMPLOYEES; OFFICES.
  SECTION 3.1.   ACTIVITIES OF THE TRUST.......................................................................     6
  SECTION 3.2.   EMPLOYEES.....................................................................................     6
  SECTION 3.3.   OFFICES.......................................................................................     6
ARTICLE 4  COMPENSATION; INDEMNITIES
  SECTION 4.1.   COMPENSATION..................................................................................     6
  SECTION 4.2.   INDEMNITIES...................................................................................     6
ARTICLE 5  TERM
  SECTION 5.1.   TERM..........................................................................................     7
ARTICLE 6  OBLIGATION TO SUPPLY INFORMATION
  SECTION 6.1.   OBLIGATION TO SUPPLY INFORMATION..............................................................     7
  SECTION 6.2.   RELIANCE ON INFORMATION.......................................................................     7
ARTICLE 7  LIABILITY OF ADMINISTRATOR; STANDARD OF CARE
  SECTION 7.1.   LIABILITY OF ADMINISTRATOR....................................................................     7
  SECTION 7.2.   NO IMPLIED OBLIGATIONS........................................................................     8
  SECTION 7.3.   STANDARD OF CARE..............................................................................     8
ARTICLE 8  LIMITED RECOURSE
  SECTION 8.1.   LIMITED RECOURSE TO TRUST.....................................................................     8
  SECTION 8.2.   NO RECOURSE TO TRUSTEES AND AGENTS............................................................     8
ARTICLE 9  TAX MATTERS
  SECTION 9.1.   INCOME TAX TREATMENT..........................................................................     8
ARTICLE 10  MISCELLANEOUS
  SECTION 10.1.  AMENDMENTS....................................................................................     8
  SECTION 10.2.  NO JOINT VENTURE..............................................................................     9
  SECTION 10.3.  ASSIGNMENT....................................................................................     9
  SECTION 10.4.  GOVERNING LAW, CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL..................................     9
  SECTION 10.5.  COUNTERPARTS..................................................................................     9
  SECTION 10.6.  LIMITATION OF DELAWARE TRUSTEE LIABILITY......................................................    10
  SECTION 10.7.  NO PETITION...................................................................................    10
  SECTION 10.8.  SEVERABILITY..................................................................................    10
  SECTION 10.9.  ENTIRE AGREEMENT..............................................................................    10
  SECTION 10.10. ADMINISTRATOR TO PROVIDE ACCESS TO BOOKS AND RECORDS..........................................    10
  SECTION 10.11. NO WAIVER.....................................................................................    10
  SECTION 10.12. REMEDIES CUMULATIVE...........................................................................    10
  SECTION 10.13. NOTICES.......................................................................................    10



     This document constitutes the Standard Administrative Services Agreement Terms, which will be incorporated by reference in, and form a part of, the Administrative Services Agreement (as defined below).

     These Standard Administrative Services Agreement Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, the Administrative Services Agreement.

     These Standard Administrative Services Agreement Terms shall govern the administration of the activities of the Trust, subject to contrary terms and provisions expressly adopted in the Administrative Services Agreement, which contrary terms shall be controlling.

                                    ARTICLE 1





                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

SECTION 1.1. COVENANTS. The Trust repeats and reaffirms to the Administrator the covenants of the Trust set forth in Article - of the Indenture.

SECTION 1.2.  DEFINITIONS.

     "ADMINISTRATION FEE" has the meaning ascribed in Section 4.1.

     "ADMINISTRATIVE SERVICES AGREEMENT" means that certain Administrative Services Agreement included in Part B of the Series Instrument, and which incorporates by reference these Standard Administrative Services Agreement Terms, by and between the Trust and the Administrator, as the same may be amended, modified or supplemented from time to time.

     "ADMINISTRATOR" means AMACAR Pacific Corp., a Delaware corporation, in its capacity as the sole administrator of the Trust pursuant to the Administrative Services Agreement, and its successors.

     "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "AGENTS" has the meaning set forth in the Distribution Agreement.

     "ALLSTATE LIFE" means Allstate Life Insurance Company, a stock life insurance company organized and licensed under the laws of the State of Illinois, and any successor.

     "CLOSING INSTRUMENT" means the closing instrument of the Trust, pursuant to which the Indenture is entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "COLLATERAL" means, with respect to the Notes, the right, title and interest of the Trust in and to (a) the Funding Agreement(s) held by the Trust,
(b) all proceeds of such Funding Agreement(s) and (c) all books and records pertaining to the Funding Agreement(s).

     "COMMISSION" has the meaning ascribed in Section 2.2(d).

     "COORDINATION AGREEMENT" means that certain Coordination Agreement included in Part F of the Series Instrument, among Allstate Life Insurance Company, the Trust and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "DELAWARE TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as the sole Delaware trustee of the Trust and its successors.

     "DISTRIBUTION AGREEMENT" means that certain Distribution Agreement dated as of August 16, 2005, by and among Global Funding and the Agents named therein, as the same may be amended, modified or supplemented from time to time.

     "FUNDING AGREEMENT" means each funding agreement issued by Allstate Life to Global Funding, which is sold to and deposited into, the Trust by Global Funding, and immediately pledged and collaterally assigned by the Trust to the Indenture Trustee, as the same may be modified, restated, replaced, supplemented or otherwise amended from time to time in accordance with the terms thereof.

     "GLOBAL FUNDING" means Allstate Life Global Funding, a statutory trust formed under the laws of the State of Delaware.

     "INDENTURE" means that certain Indenture included in Part A of the Closing Instrument, between the Trust and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "INDENTURE TRUSTEE" means J.P. Morgan Trust Company, National Association, and its successors.

     "LOSS AND EXPENSE" has the meaning ascribed in Section 4.2.

     "MOODY'S" means Moody's Investors Services, Inc.

     "NAME LICENSING AGREEMENT" means that certain Name Licensing Agreement included in Part D of the Series Instrument, between Allstate Insurance Company and the Trust, as the same may be amended, modified or supplemented from time to time.

     "NOTE" has the meaning set forth in the Indenture.

     "PAYING AGENT" has the meaning set forth in the Indenture.

     "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or any agency or political subdivision thereof.

     "PRICING SUPPLEMENT" means the pricing supplement included as Annex A to the Series Instrument.

     "PROGRAM" means the program for the issuance, from time to time, of secured medium term notes of the Allstate Life Global Funding Trusts.

     "PROGRAM DOCUMENTS" means each Note, the Series Instrument, the Indenture, the Trust Agreement, the Administrative Services Agreement, the Support Agreement, the Name Licensing Agreement, the Distribution Agreement, the Terms Agreement, each Funding Agreement and any other documents or instruments entered into by, or with respect to, or on behalf of, the Trust.

     "RATING AGENCY" means each of Moody's Investors Services, Inc., Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and any other rating agency which provides a rating of the Notes.

     "REGISTRAR" has the meaning set forth in the Indenture.

     "RESPONSIBLE OFFICER" when used with respect to any Person means the chairman of the board of directors or any vice chairman of the board of directors or the president or any vice president (whether or not designated by a number or numbers or a word or words added before or after the title "vice president") of such Person. With respect to the Trust, Responsible Officer means any Responsible Officer (as defined in the preceding sentence) plus any assistant secretary and any financial services officer of the Delaware Trustee, and with respect to the Delaware Trustee, Responsible Officer means any Responsible Officer (as defined in the first sentence of this definition) plus the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other authorized officer of the Delaware Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc.

     "SERIES INSTRUMENT" means the closing instrument of the Trust, pursuant to which the Administrative Services Agreement, the Coordination Agreement, the Name Licensing Agreement, the Support Agreement, the Terms Agreement and the Trust Agreement are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "SERVICE PROVIDER" has the meaning set forth in the Support Agreement.

     "SUPPORT AGREEMENT" means that certain Support and Expenses Agreement included in Part C of the Series Instrument, by and between Allstate Life and the Trust, as the same may be amended, modified or supplemented from time to time.

     "SURVIVOR'S OPTION" means the provision in the Notes permitting optional repayment of such Notes prior to maturity, if requested, following the death of the beneficial owner of such Notes, so long as such Notes in accordance with such Notes.

     "TERMS AGREEMENT" means that certain Terms Agreement related to the offering of the Notes, included in Part E of the Series Instrument, by and among Global Funding, the Trust and each Agent named therein, which will incorporate by reference the terms of the Distribution Agreement.

     "TRUST" means the Allstate Life Global Funding Trust specified in the Series Instrument, together with its permitted successors and assigns.

     "TRUST AGREEMENT" means that certain Trust Agreement, included in Part A of the Series Instrument, pursuant to which the Trust is created.

SECTION  1.3.   OTHER   DEFINITIONAL   PROVISIONS.   For  all  purposes  of  the
Administrative Services Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular; PROVIDED, that all capitalized terms used in and not otherwise defined in the Administrative Services Agreement will have the meanings set forth in the Indenture;

(b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

(c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Administrative Services Agreement or the intent of the parties to the Administrative Services Agreement; and

(d) capitalized terms not otherwise defined in the Administrative Services Agreement will have the respective meanings set forth in the Indenture.

                                    ARTICLE 2
                      APPOINTMENT; ADMINISTRATIVE SERVICES


SECTION 2.1. APPOINTMENT. Pursuant to Section 3806(b)(7) of the Delaware Statutory Trust Act, the Administrator is hereby appointed, as an agent of the Trust with full power and authority, and agrees to carry out all of the duties and responsibilities (a) of the Trust under the Program Documents and any other document to which the Trust is a party and (b) of the Administrator under the Administrative Services Agreement.

SECTION 2.2. ADMINISTRATIVE SERVICES. Without limiting the generality of Section 2.1, the Trust authorizes and empowers the Administrator, as its agent, to perform, and the Administrator agrees to perform, the following services:

(a) subject to the timely receipt of all necessary information, providing, or causing to be provided, all clerical, and bookkeeping services necessary and appropriate for the administration of the Trust, including, without limitation, the following services as well as those other services specified in the following subsections:

(i) maintenance of all books and records of the Trust relating to the fees, costs and expenses of the Trust which books and records shall be maintained separately from those of the Administrator;

(ii) maintenance of records of cash payments and disbursements (excluding principal and interest on any Funding Agreement) of the Trust in accordance with generally accepted accounting principles, and preparation for audit of such periodic financial statements as may be necessary or appropriate;

(iii) upon request, preparing for, and causing, execution by the Trust, through a Responsible Officer, of the Program Documents, any amendments to and waivers under the Program Documents and any other documents or instruments deliverable by the Trust thereunder or in connection therewith;

(iv) holding, maintaining, and preserving executed copies of the Program Documents and other documents or instruments executed by the Trust thereunder or in connection therewith, which shall be maintained separately from those of the Administrator;

(v) upon receipt of notice, taking such action as may be reasonably necessary to enforce the performance by the other parties to agreements to which the Trust is a party, and enforce the obligations of those parties to the Trust under such agreements;

(vi) upon request, preparing for execution by a Responsible Officer such notices, consents, instructions and other communications that the Trust may from time to time be required or permitted to give under the Program Documents or any other document executed by the Trust;

(vii) obtaining services of outside counsel, accountants and other Service Providers on behalf of the Trust;

(viii) preparing for execution by a Responsible Officer any instruction for payment of any amounts due and owing by the Trust under the Program Documents to which the Trust is a party or any other document to which the Trust is a party; provided that the foregoing shall not obligate the Administrator to advance any of its own monies for such purpose, it being understood that such amounts shall be payable only to the extent assets held in the Trust are available therefor and at such times and in such amounts as shall be permitted by the Program Documents;

(ix) preparing for execution by a Responsible Officer any instruction for payment of any amounts due and owing by the Trust to the Indenture Trustee, the Paying Agent, the Registrar and other Service Providers on request for all expenses, disbursements and advances to the extent not paid pursuant to the Support Agreement; PROVIDED that the foregoing shall not obligate the
Administrator to advance any of its own monies for such purpose, it being understood that such amounts shall be payable only to the extent assets held in the Trust are available therefor and at such times and in such amounts as shall be permitted by the Program Documents; and

(x) taking such other actions as may be incidental or reasonably necessary (A) to the accomplishment of the actions of the Administrator authorized in this subsection (a) or (B) upon receipt of notice from a Responsible Officer directing specifically the Administrator to do so, to the accomplishment of the duties and responsibilities, and compliance with the obligations, of the Trust, under the Program Documents and under any other document to which the Trust is or may be a party to the extent not otherwise performed by the Indenture
Trustee,  a Paying  Agent,  the Transfer  Agent,  the  Registrar or the Delaware
Trustee, provided that no such duties or responsibilities shall materially enlarge the duties and responsibilities of the Administrator which are set forth specifically in the Administrative Services Agreement;

(b) upon the issuance of the Notes, directing the Indenture Trustee to pay the expenses of the Trust relating to the Notes to the extent not paid under the Support Agreement;

(c) performing the administrative services to ensure compliance with all of the obligations, representations, covenants and agreements of the Trust set forth in the Program Documents;

(d) subject to the timely receipt of all necessary information or notices from the Delaware Trustee, and based on the advice of counsel, on behalf of the Trust, (i) the preparation and filing with the Securities and Exchange Commission (the "COMMISSION") and, if necessary, executing, in each case solely on behalf of the Trust and not in the Administrator's individual capacity such documents, forms, certifications and filings as may be required by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, or other securities laws in each case relating to the Notes; (ii) the preparation and filing of any documents or forms required to be filed by any rules or regulations of any securities exchange, including without limitation, the New York Stock Exchange, or market quotation dealer system or the National Association of Securities Dealers, Inc. in connection with the listing of the Notes thereon; (iii) preparing, filing and executing solely on behalf of the Trust and not in the Administrator's individual capacity, such filings, applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as may be necessary or desirable to register, or establish the exemption from registration of, the Notes under the securities or "Blue Sky" laws of any relevant jurisdictions; and (iv) executing and delivering, solely on behalf of the Trust and not in the Administrator's individual capacity, letters or documents to, or instruments for filing with, a depositary relating to the Notes;

(e) if the Pricing Supplement relating to the Notes provides for a Survivor's Option, taking such actions as may be incidental or reasonably necessary to administer the Survivor's Option; and

(f) undertaking such other administrative services as may be reasonably requested by the Trust or the Delaware Trustee, including (i) causing the preparation by the Trust of any prospectus, prospectus supplement, pricing supplement, registration statement, amendments, including any exhibits and schedules thereto, any reports or other filings or documents, or supplement thereto or (ii) securing and maintaining the listing of the Notes on any securities exchange or complying with the securities or "Blue Sky" laws of any relevant jurisdictions, in connection with the performance by the Trust of its obligations under the Program Documents or any other document to which the Trust is a party or other documents executed thereunder or in connection therewith.

     Any of the above services (other than those described in Sections 2.2(c), 2.2(d) and 2.2(e)) may, if the Administrator or the Trust deems it necessary or desirable, be subcontracted by the Administrator; PROVIDED that notice is given to the Trust of such subcontract and, notwithstanding such subcontract, the Administrator shall remain responsible for performance of the services set forth above unless such services are subcontracted to accountants or legal counsel selected with due care by the Administrator and reasonably satisfactory to the Trust and in which case the Administrator shall not remain responsible for the performance of such services and the Administrator shall not, in any event, be responsible for the costs, fees or expenses in connection therewith.

                                    ARTICLE 3
                  ACTIVITIES OF THE TRUST; EMPLOYEES; OFFICES.


SECTION 3.1. ACTIVITIES OF THE TRUST. The Administrator agrees to carry out and perform the administrative activities of the Trust set forth in Article 2 in the name and on behalf of the Trust as its agent.

SECTION 3.2. EMPLOYEES. All services to be furnished by the Administrator under the Administrative Services Agreement may be furnished by an officer or employee of the Administrator, an officer or employee of any Affiliate of the Administrator, or, subject to Article 2, any other person or agent designated or retained by it; PROVIDED that the Administrator shall remain ultimately responsible for the provision of such services by an officer or employee of the Administrator or any of its Affiliates or any other person or agent designated or retained by it, unless selected with due care and reasonably satisfactory to the Trust in accordance with the last paragraph of Article 2. No director, officer or employee of the Administrator or any Affiliate of the Administrator shall receive from the Trust a salary or other compensation.

SECTION 3.3. OFFICES. The Administrator agrees to provide its own office space, together with appropriate materials and any necessary support personnel, for the day to day activities of the Trust set forth in Article 2 to be carried out and performed by the Administrator, all for the compensation specified in Article 4. All services to be furnished by the Administrator under the Administrative Services Agreement shall be performed from the Administrator's office in North Carolina.

                                    ARTICLE 4
                            COMPENSATION; INDEMNITIES

SECTION 4.1. COMPENSATION. The Trust agrees to pay the Administrator the fees set forth in the Administrative Services Agreement (the "ADMINISTRATION FEE").

SECTION 4.2. INDEMNITIES. To the fullest extent permitted under applicable law and subject to limitations imposed by public policy, the Trust agrees to indemnify the Administrator, and hold the Administrator harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, out-of-pocket costs and expenses (including, without limitation, interest and reasonable attorneys fees, but excluding costs and expenses attributable solely to administrative overhead) arising out of, in connection with, or resulting from the exercise of the Administrator's rights and/or the performance of the Administrator's duties, by the Administrator or its agents and employees, under the Administrative Services Agreement (collectively, "LOSS AND EXPENSE"); PROVIDED, HOWEVER, that the Trust shall not be liable to indemnify the Administrator, or hold the Administrator harmless, from and against any and all Loss and Expense resulting from or attributable to the negligence, bad faith or willful misconduct of the Administrator.

                                    ARTICLE 5
                                      TERM

SECTION 5.1. TERM. The Administrator may terminate the Administrative Services Agreement upon at least 30 days' written notice to the Trust and Allstate Life and the Trust may terminate the Administrative Services Agreement upon at least 30 days' notice to the Administrator (copies of any notice of termination shall also be sent to the Indenture Trustee). Such termination will not become effective until (a) the Trust appoints a successor Administrator, (b) the successor Administrator accepts such appointment, (c) the Administrator has obtained the prior written confirmation of any Rating Agency that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program and/or the Notes, as applicable and (d) the Trust has paid all accrued and unpaid amounts owed to the Administrator under the Administrative Services Agreement.

                                    ARTICLE 6
                        OBLIGATION TO SUPPLY INFORMATION

SECTION 6.1. OBLIGATION TO SUPPLY INFORMATION. The Delaware Trustee shall forward to the Administrator such information (which is in the possession of the Trust) in connection with the Program Documents and the Administrative Services Agreement as the Administrator may from time to time reasonably request in connection with the performance of its obligations under the Administrative
Services Agreement. The Administrator will (a) hold and safely maintain all records, files, Program Documents and other material of the Trust and (b) permit the Trust, the Delaware Trustee, and each of their respective officers, directors, agents and consultants on reasonable notice at any time and from time to time during normal business hours to inspect, audit, check and make abstracts from the accounts, records, correspondence, documents and other materials of the Trust, or relating to the provision of services and facilities under the Administrative Services Agreement. SECTION 6.2. RELIANCE ON INFORMATION. The Trust recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrator under the Administrative Services Agreement is dependent upon the accuracy and completeness of the information obtained by the Administrator from the parties to the Program Documents and other sources and the Administrator shall not be responsible for any inaccurate or incomplete information so obtained or for any inaccurate or incomplete records maintained by the Administrator under the Administrative Services Agreement that may result therefrom. The Administrator shall have no duty to investigate the accuracy or completeness of any information provided to it and shall be entitled to fully rely on all such information provided to it.

                                    ARTICLE 7
                  LIABILITY OF ADMINISTRATOR; STANDARD OF CARE


SECTION 7.1. LIABILITY OF ADMINISTRATOR. The Administrator assumes no liability for anything other than the services rendered by it pursuant to Articles 2, 3, 6 and 9, and neither the Administrator nor any of its directors, officers, employees or Affiliates shall be responsible for any action of the Trust, the Delaware Trustee or the officers or employees thereof taken outside the scope of Articles 2, 3, 6 and 9 and without direction from the Administrator. Without limiting the generality of the foregoing, it is agreed that the Administrator assumes no liability with respect to any of the Trust's obligations under the Program Documents.

SECTION 7.2. NO IMPLIED OBLIGATIONS. The Administrator shall not perform, endeavor to perform or agree to perform any act on behalf of the Trust not specifically required or permitted under the Program Documents.

SECTION 7.3. STANDARD OF CARE. The Administrator shall perform its duties under the Administrative Services Agreement diligently, in conformity with the Trust's obligations under the Program Documents and applicable laws and regulations and in accordance with the same standard of care exercised by a prudent person in connection with the performance of the same or similar duties and, in no event with less care than the Administrator exercises or would exercise in connection with the same or similar obligations if those obligations were the direct obligations of the Administrator.


                                    ARTICLE 8
                                LIMITED RECOURSE


SECTION 8.1. LIMITED RECOURSE TO TRUST. Notwithstanding anything to the contrary contained in the Administrative Services Agreement, all obligations of the Trust under the Administrative Services Agreement shall be payable by the Trust
(subject to the lien created by the Indenture on the Collateral held in the Trust) only on a payment date of the Notes and only to the extent of funds available therefor under the Indenture and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Collateral held in the Trust has produced proceeds sufficient to pay such prior deficiency. This Section 8.1 shall survive the termination of the Administrative Services Agreement.

SECTION 8.2. NO RECOURSE TO TRUSTEES AND AGENTS. The obligations of the Trust under the Administrative Services Agreement are solely the obligations of the Trust and no recourse shall be had with respect to the Administrative Services Agreement or any of the obligations of the Trust under the Administrative Services Agreement or for the payment of any fee or other amount payable under the Administrative Services Agreement or for any claim based on, arising out of or relating to any provision of the Administrative Services Agreement against any trustee, employee, settlor, Affiliate, agent or servant of the Trust. This
Section 8.2 shall survive the termination of the Administrative Services Agreement.

                                    ARTICLE 9
                                   TAX MATTERS


SECTION 9.1. INCOME TAX TREATMENT. The Administrator agrees that for all United States Federal, state and local income and franchise tax purposes (i) to treat the Notes as indebtedness of Allstate Life, (ii) Global Funding and the Trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation and (iii) to not take any action inconsistent with the treatment described in (i) and (ii) unless otherwise required by law.


                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.1. AMENDMENTS. No waiver, alteration, modification, amendment or supplement of the terms of the Administrative Services Agreement shall be effective unless (a) accomplished by written instrument signed by the parties to the Administrative Services Agreement and (b) for so long as any Notes remain outstanding, each of Moody's and S&P has confirmed in writing that such action will not result in reduction or withdrawal of its then current ratings, if any, of the Program and/or the Trust's Notes, as applicable. The Trust shall provide each of Moody's and S&P with a copy of each such waiver, alteration, modification, amendment or supplement. Notwithstanding anything in this Section
10.1 to the contrary, no waiver, alteration, modification, amendment or supplement to the terms of the Administrative Services Agreement shall be effective without the prior written consent of Allstate Life.

SECTION 10.2. NO JOINT VENTURE. Nothing contained in the Administrative Services Agreement shall constitute the Trust and the Administrator as members of any partnership, joint venture, association, syndicate or unincorporated business.

SECTION 10.3. ASSIGNMENT. Except as set forth in this Section 10.3, and subject to the rights of the Administrator to subcontract its services under the Administrative Services Agreement pursuant to Article 2, the Administrative Services Agreement may not be assigned by either party without (i) the prior written consent of the other party and Allstate Life and (ii) the prior written confirmation of each of Moody's and S&P that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program or the Notes, as applicable. Subject to the foregoing, the Administrative Services Agreement shall be binding upon and inure to the benefit of the parties to the Administrative Services Agreement and their respective successors and assigns. Any party's transfer or assignment of the Administrative Services Agreement in violation of this Section 10.3 shall be void as to the other party.

SECTION 10.4.  GOVERNING LAW, CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, the Administrative Services Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party to the Administrative Services Agreement submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for purposes of all legal proceeding arising out of or relating to the Administrative Services Agreement or the transactions contemplated by the Administrative Services Agreement. Each party to the Administrative Services Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to the Administrative Services Agreement consents to process being served in any suit, action or proceeding with respect to the Administrative Services Agreement, or any document delivered pursuant to the Administrative Services Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under the Administrative Services Agreement or to any other address of which it shall have given written notice to the other parties. The foregoing shall not limit the ability of any party to the Administrative Services Agreement to bring suit in the courts of any other jurisdiction.

(b) Each of the parties irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to the Administrative Services Agreement or any transaction. Each of the parties to the Administrative Services Agreement acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived.

SECTION 10.5. COUNTERPARTS. The Administrative Services Agreement and any amendments, modifications, restatements, supplements and/or replacements of the Administrative Services Agreement, or waivers or consents to the Administrative Services Agreement, may be executed in any number of counterparts, and by different parties to the Administrative Services Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same instrument. The Administrative Services Agreement shall become effective upon the execution of a counterpart by each of the parties.

SECTION  10.6.   LIMITATION  OF  DELAWARE   TRUSTEE   LIABILITY.
Notwithstanding any provision of the Administrative Services Agreement to the contrary, it is expressly understood and agreed by the parties that (a) the Administrative Services Agreement is executed and delivered by the Delaware Trustee, not individually or personally, but solely as trustee, as applicable, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements in the Administrative Services Agreement made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Trust, (c) nothing contained in the Administrative Services Agreement shall be construed as creating any liability on the Delaware Trustee, individually or personally, to perform any covenant either expressed or implied contained in the Administrative Services Agreement, all such liability, if any, being expressly waived by the parties to the Administrative Services Agreement and by any person claiming by, through or under the parties to the Administrative Services Agreement, and (d) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Administrative Services Agreement or any other related documents.

SECTION 10.7. NO PETITION. To the extent permitted by applicable law, the Administrator covenants and agrees that it will not institute against, or join with any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law. This Section 10.7 shall survive termination of the Administrative Services Agreement.

SECTION 10.8. SEVERABILITY. If any provision in the Administrative Services Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of the Administrative Services Agreement and shall in no way affect the validity or enforceability of such other provisions of the Administrative Services Agreement.

SECTION 10.9. ENTIRE AGREEMENT. The Administrative Services Agreement constitutes the entire agreement between the parties with respect to matters covered by the Administrative Services Agreement and supersedes all prior agreements and understandings with respect to such matters between the parties whether written or oral.

SECTION 10.10. ADMINISTRATOR TO PROVIDE ACCESS TO BOOKS AND RECORDS. The Administrator shall provide the Indenture Trustee with access to the books and records of the Trust, without charge, but only (a) upon the reasonable request of the Indenture Trustee (for which purpose one Business Day shall be deemed reasonable during the occurrence and continuation of a Default or an Event of Default), (b) during normal business hours, (c) subject to the Administrator's normal security and confidentiality procedures and (d) at offices designated by the Administrator.


SECTION 10.11. NO WAIVER. No failure on the part of the parties to the Administrative Services Agreement to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Administrative Services Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

SECTION 10.12. REMEDIES CUMULATIVE. No right, power or remedy of the parties under the Administrative Services Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

SECTION 10.13. NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party to the Administrative Services Agreement shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery or by facsimile transmission (to be followed by personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of the Administrative Services Agreement on the day that such writing is received by the intended recipient thereof in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses (or their respective telecopy numbers) indicated below:

         If to the Trust:

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attention: Corporate Trust Administration
Facsimile: (302) 636-4140


       If to the Administrator:

AMACAR Pacific Corp.
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211
Attention: Douglas K. Johnson
Facsimile: (704) 365-1632

                                    EXHIBIT C


--------------------------------------------------------------------------------

                  STANDARD SUPPORT AND EXPENSES AGREEMENT TERMS
                                 WITH RESPECT TO
                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS
--------------------------------------------------------------------------------

     This document constitutes the Standard Support and Expenses Agreement Terms, which will be incorporated by reference in, and form a part of, the Support Agreement (as defined below) by and between Allstate Life Insurance Company, an Illinois stock life insurance company ("ALLSTATE LIFE") and the Trust (as defined below).

     These Standard Support and Expenses Terms shall be of no force and effect unless and until incorporated by reference in and then only to the extent not modified by, the Support Agreement.

The following terms and provisions shall govern the reimbursement arrangement and terms of indemnity with respect to the Trust, subject to contrary terms and provisions expressly adopted in the Support Agreement, which contrary terms shall be controlling.

                                    ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS


SECTION 1.1 DEFINITIONS. The following terms, as used in the Support Agreement, have the following meanings:

     "ADDITIONAL AMOUNTS" has the meaning set forth in the Indenture.

     "ADMINISTRATIVE SERVICES AGREEMENT" means that certain Administrative Services Agreement included in Part B of the Series Instrument, by and between the Trust and the Administrator, as the same may be amended, modified or supplemented from time to time.

     "ADMINISTRATOR" means AMACAR Pacific Corp. and its successors.

     "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

     "AGENTS" has the meaning set forth in the Distribution Agreement.

     "BUSINESS DAY" means a day (other than a Saturday, Sunday or legal holiday) on which commercial banks in the City of New York, the Borough of Manhattan and Cook County, State of Illinois, are open for business.

     "CLOSING INSTRUMENT" means the closing instrument of the Trust, pursuant to which the Indenture is entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "COORDINATION AGREEMENT" means that certain Coordination Agreement included in Part F of the Series Instrument, among Allstate Life, the Trust and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "DELAWARE TRUSTEE" means Wilmington Trust Company, not in its individual capacity but solely as trustee, and its successors.

     "DISTRIBUTION AGREEMENT" means that certain Distribution Agreement dated as of August 16, 2005, by and among Global Funding and the Agents named therein, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "EXCLUDED AMOUNTS" means (i) any obligation of Global Funding or the Trust to make any payment in accordance with the terms of the Funding Note or the Notes, (ii) any obligation or expense of Global Funding or the Trust to the extent that such obligation or expense has actually been paid utilizing funds from payments under the Funding Agreement(s) or the Funding Note, as applicable,
(iii) any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty and liability of any kind or nature whatsoever resulting from or relating to any insurance regulatory or other governmental authority asserting that: (a) the Funding Note or the Notes are, or are deemed to be, (1) participations in the Funding Agreement(s) or (2) contracts of insurance, or (b) the offer, purchase, sale or transfer of the Funding Notes or the Notes, or the pledge and collateral assignment of, or the grant of a security interest in, the Funding Agreement(s), (1) constitute the conduct of the business of insurance or reinsurance in any jurisdiction or (2) require Global Funding, the Trust or any Holder to be licensed as an insurer, insurance agent or broker in any jurisdiction, (iv) any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty and liability of any kind imposed on a Service Provider resulting from the bad faith, misconduct or negligence of such Service Provider, (v) any income taxes or overhead expenses of any Service Provider,
(vi) any withholding taxes imposed with respect to payments made under any Funding Agreement(s), the Funding Note or the Notes, or (viii) any Additional Amounts paid to any Holder.

     With respect to any Support Obligation owed to the Delaware Trustee and the Administrator, clause (iii) of the definition of "Excluded Amounts" shall not apply.

     "FUNDING AGREEMENT" means each funding agreement issued by Allstate Life, which is sold to, and deposited into, the Trust by Global Funding.

     "FUNDING  NOTE"  has  the  meaning  set  forth  in  Part  F of  the  Series
Instrument.

     "GLOBAL FUNDING" means Allstate Life Global Funding, a statutory trust formed under the laws of the State of Delaware.

     "HOLDER" means any holder of the Notes.

     "INDENTURE" means that certain Indenture included in Part A of the Closing Instrument, between the Trust and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "INDENTURE TRUSTEE" means J.P. Morgan Trust Company, National Association and its successors.

     "NAME LICENSING AGREEMENT" means that certain Name Licensing Agreement included in Part D of the Series Instrument, between Allstate Insurance Company and the Trust, as the same may be amended, modified or supplemented from time to time.

     "NOTE" has the meaning specified in the Indenture.

     "NOTICE OF OBLIGATION" means the instrument evidencing a Support Obligation of the Trust in, or substantially in, the form attached as Exhibit A.

     "PROGRAM" means the program for the issuance, from time to time, of secured medium term notes of the Allstate Life Global Funding Trusts.

     "SERIES INSTRUMENT" means the series instrument of the Trust, pursuant to which the Administrative Services Agreement, the Coordination Agreement, the Name Licensing Agreement, the Support Agreement, the Terms Agreement and the Trust Agreement are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "SERVICE PROVIDER" means each of the Delaware Trustee, the Indenture Trustee, the Administrator and any other agent or provider of services to the Trust (other than the Agents), in each case acting in such capacity with respect to the Notes.

     "SUPPORT AGREEMENT" means the Support and Expenses Agreement with respect to the Trust included in Part C of the Series Instrument, and which incorporates by reference these Standard Support and Expenses Agreement Terms as the same may be amended, modified or supplemented from time to time, which Support Agreement incorporates by reference these Standard Support and Expenses Agreement Terms.

     "SUPPORT OBLIGATIONS" means any and all (i) reasonable costs and expenses reasonably incurred (including the reasonable fees and expenses of counsel), relating to the offering, sale and issuance of the Notes by the Trust and (ii) costs, expenses and taxes of the Trust; in each case except the Excluded Amounts.

     "TERMS AGREEMENT" means that certain Terms Agreement related to the offering of the Notes, included in Part E of the Series Instrument, by and among GlobalFunding, the Trust and each Agent named therein, which will incorporate by reference the terms of the Distribution Agreement.

     "TRUST" means the Allstate Life Global Funding Trust specified in the Series Instrument, together with its permitted successors and assigns.

     "TRUST AGREEMENT" means that certain Trust Agreement, included in Part A of the Series Instrument, pursuant to which the Trust is created.


SECTION  1.2 OTHER  DEFINITIONAL  PROVISIONS.  For all  purposes  of the Support
Agreement, except as otherwise expressly provided or unless the context otherwise requires:


(a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

(b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

(c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Support
Agreement or the intent of the parties to the Support Agreement; and

(d) capitalized terms not otherwise defined in the Support Agreement will have the respective meanings set forth in the Indenture.

                           ARTICLE 2 REPRESENTATIONS

SECTION 2.1 GENERAL. Each party to the Support Agreement represents and warrants to the other that as of the date of the Support Agreement:

(a) it has the power to enter into the Support Agreement and to consummate the transactions contemplated by the Support Agreement;

(b) it has duly authorized, executed and delivered the Support Agreement;

(c) assuming the due authorization, execution and delivery of the Support Agreement by the other party, the Support Agreement constitutes a legal, valid and binding obligation of the representing party;

(d) the Support Agreement is enforceable against the representing party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights, and subject as to enforceability to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

(e) its execution and delivery of the Support Agreement, consummation by it of the transactions contemplated by the Support Agreement and the performance of its obligations under the Support Agreement do not and will not constitute or result in a default, breach or violation of the terms or provisions of its organizational documents or any material indenture, contract, agreement, instrument, mortgage, judgment, injunction or order applicable to which it is a party or by which any of its properties may be bound; and

(f) no filing with or authorization, order, consent, permit or approval of any federal or state governmental authority or agency or political subdivision thereof is required for the execution, delivery and performance of the Support Agreement that has not been already obtained or acquired.

                                    ARTICLE 3
                               SUPPORT OBLIGATIONS

SECTION 3.1  PAYMENT OF SUPPORT OBLIGATIONS.

(a) Allstate Life irrevocably and unconditionally agrees to (i) indemnify the Trust against, and pay, all Support Obligations and (ii) without duplication, indemnify each Service Provider against, and pay, all Support Obligations due and payable by the Trust to such Service Provider, in each case within two Business Days of receipt of the applicable Notice of Obligation, subject only to the terms and conditions of the Support Agreement.

(b) Allstate Life agrees to pay any amount due under the Support Agreement in the currency in which the related Support Obligation originated.

(c)  Allstate  Life and the Trust agree that all payments due under this Section
3.1 in respect of any Support Obligation shall be effected, and any responsibility of Allstate Life to pay such Support Obligation pursuant to the indemnity provided to the Trust in the Support Agreement shall be discharged, by the payment by Allstate Life, at the order of the Trust, to the account of the person to whom such Support Obligation is owed, as specified in the applicable Notice of Obligation.

SECTION 3.2 AMENDED OR ADDITIONAL ARRANGEMENTS. The Trust will not, without the prior written approval of Allstate Life (a) enter into or amend, modify, restate, and/or supplement any compensation or indemnification arrangements with respect to the Program or (b) waive any of its rights under any compensation or indemnification provisions under the Program.

SECTION 3.3 WAIVER OF NOTICE. Allstate Life waives notice of any fact or circumstance that could give rise to the payment of any Support Obligation under
Section 3.1 and, except as otherwise provided in the Support Agreement, Allstate Life also waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

SECTION 3.4 NO IMPAIRMENT. The obligations, covenants, agreements and duties of Allstate Life under the Support Agreement will in no way be affected or impaired by reason of the happening from time to time of any of:

(a) the extension of time for the payment of all or any portion of any Support Obligation or for the performance of any other obligation arising under, out of, or in connection with, any Support Obligation;

(b) any failure, omission, delay or lack of diligence on the part of the Trust to enforce, assert or exercise any right, privilege, power or remedy conferred on the Trust with respect to any Support Obligation or any action on the part of the Trust granting indulgence or extension of any kind;

(c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

(d) the existence of any claim, set-off or other rights that Allstate Life may have at any time against the Trust; PROVIDED, that nothing in the Support
Agreement shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or

(e) any other act or omission to act or delay of any kind by the Trust or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3.4(e), constitute a legal or equitable discharge of or defense to Allstate Life's obligations under the Support Agreement.

SECTION 3.5 ENFORCEMENT. Notwithstanding any rights granted to Allstate Life under Section 3.7, Allstate Life waives any right or remedy to require that any action be brought against any Person prior to the assertion of a claim under the Support Agreement.

SECTION 3.6 SUBROGATION. Upon, and subject to, the payment by Allstate Life of any Support Obligation:

(a) Allstate Life shall be subrogated to all of the rights, interests and remedies, if any, of the Trust in respect of such Support Obligation; and

(b) the Trust will (i) from time to time execute all such instruments and other agreements and take all such other actions as may be necessary or desirable, or that Allstate Life may request, to protect any interest of Allstate Life with respect to any Support Obligation or to enable Allstate Life to exercise or enforce any right, interest or remedy it may have with respect to any such Support Obligation and (ii) release to Allstate Life any amount received relating to any Support Obligation, or any portion of any Support Obligation, immediately after any such amount relating to such Support Obligation, or any portion of any such Support Obligation, is received by the Trust.

SECTION 3.7 ACTIONS; NOTIFICATION.

(a) The Trust shall give prompt written notice to Allstate Life of any litigation, or any investigation or proceeding by any governmental agency or body or other Person, whether commenced or threatened, against the Trust that may give rise to any Support Obligation (each, a "Proceeding"), but the Trust's failure to so notify Allstate Life shall not relieve Allstate Life from any liability which it may have otherwise under the Support Agreement unless the failure to so notify had an adverse impact on Allstate Life.

(b) Allstate Life may, in its sole discretion, elect to assume the defense of the Trust in any Proceeding that could give rise to any Support Obligation, and if it so elects, Allstate Life shall select counsel reasonably acceptable to the Trust to represent the Trust in such Proceeding and pay the fees and expenses of such counsel. In any Proceeding, the Trust shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall not constitute a Support Obligation unless (i) Allstate Life and the Trust shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such Proceeding (including any impleaded parties) include both Allstate Life and the Trust, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall Allstate Life be liable for fees and expenses of more than one counsel (in addition to any local counsel) for the Trust in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

SECTION 3.8 SETTLEMENT WITHOUT CONSENT. The Trust may not settle any Proceeding without the consent of Allstate Life.

SECTION 3.9 THIRD PARTY BENEFICIARIES. Allstate Life understands and agrees that each Service Provider (including such parties in their respective individual capacity) shall be a third party beneficiary of the indemnity provided under the Support Agreement, subject to the limitations on such indemnity provided in the Support Agreement. No other Person shall have any legal or equitable right, remedy or claim under or in respect of the Support Agreement or any covenants, conditions or provisions contained in the Support Agreement.

                                    ARTICLE 4
                               GENERAL PROVISIONS


SECTION 4.1 BINDING EFFECT. All obligations, covenants, agreements and duties contained in the Support Agreement shall bind the permitted successors and assigns, and receivers, trustees and representatives of each of Allstate Life and the Trust.

SECTION 4.2 AMENDMENTS; ASSIGNMENTS.

(a) The Support Agreement will not be amended, modified, restated, supplemented or replaced in any manner, except with the unanimous written consent of the Trust, Allstate Life, the Administrator, the Delaware Trustee and the Indenture Trustee.

(b) Neither the Support Agreement nor any title, right or interest in the Support Agreement may be sold, transferred, assigned, hypothecated or alienated in any manner whatsoever, except with the express written consent of the Trust and Allstate Life.

SECTION 4.3 TERM OF SUPPORT AGREEMENT. The Support Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to each Holder in accordance with the terms of the Notes, whether upon maturity, redemption or otherwise, and (b) the date on which the Trust Agreement and the Trust created by the Trust Agreement terminate. Unless and until the Support Agreement is terminated as specified in this Section 4.3, the Support Agreement will be continuing, irrevocable, unconditional and absolute.

SECTION 4.4 NOTICES. Alldemands, notices, instructions or other communications required or permitted to be given under the Support Agreement shall be given in writing by delivering the same against receipt by facsimile transmission (confirmed by registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

         If to the Trust, to:

c/o AMACAR Pacific Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
Attention: Douglas K. Johnson
Facsimile: (704) 365-1632


         If to Allstate Life, to:

Allstate Life Insurance Company
3100 Sanders Road, Suite M3A
Northbrook, Illinois 60062
Attention: Assistant Vice President, Institutional Markets
Facsimile: (847) 326-6289


          or such other address previously furnished in writing to the other party.


SECTION 4.5 GOVERNING LAW. Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, the Support Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 4.6 CONSENT TO JURISDICTION. Each party to the Support Agreement submits for itself and in connection with its properties, generally and unconditionally, to the nonexclusive jurisdiction of the United States Federal court located in the City of New York, the Borough of Manhattan for purposes of any legal proceeding arising out of or relating to the Support Agreement or the transactions contemplated by the Support Agreement. Each party to the Support Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to the Support Agreement consents to process being served in any suit, action or proceeding with respect to the Support Agreement, or any document delivered pursuant to the Support Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under the Support Agreement or to any other address of which it shall have given written notice to the other party. The foregoing shall not limit the ability of any party to the Support Agreement to bring suit in the courts of any other jurisdiction.

SECTION 4.7 WAIVER OF JURY TRIAL. Each of the parties to the Support Agreement irrevocably and expressly waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to the Support Agreement or any claims or transactions in connection with the Support Agreement. Each of the parties to the Support Agreement acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived.

SECTION 4.8 COUNTERPARTS. The Support Agreement and any amendments, modifications, restatements, supplements or replacements of the Support Agreement, or waivers or consents to the Support Agreement, may be executed in any number of counterparts, and by parties to the Support Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together shall constitute one and the same instrument. The Support Agreement shall become effective upon the execution of a counterpart by each of the parties to the Support Agreement.

SECTION 4.9 SEVERABILITY. In the event any provision or obligation of the Support Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

SECTION 4.10 ENTIRE AGREEMENT. The Support Agreement constitutes the entire agreement between the parties relating to its subject matter, and supersedes all previous agreements between the parties, whether written or oral.

SECTION 4.11 NO WAIVER. No failure on the part of the parties to the Support Agreement to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Support Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

SECTION 4.12 REMEDIES CUMULATIVE. No right, power or remedy of the parties under the Support Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

SECTION 4.13 LIMITATION OF DELAWARE TRUSTEE LIABILITY. Notwithstanding any provision of the Support Agreement to the contrary, it is expressly understood and agreed by the parties that (a) the Support Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements in the Support Agreement made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose of binding only the Trust, (c) nothing contained in the Support Agreement shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied in the Support Agreement, all such liability, if any, being expressly waived by the parties to the Support Agreement and by any person claiming by, through or under the parties to the Support Agreement and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Support Agreement or any other related documents.

                                    EXHIBIT A

                              NOTICE OF OBLIGATION

                                     Date: -

BY [HAND OR OVERNIGHT] DELIVERY AND/OR FACSIMILE

Allstate Life Insurance Company
Office of the General Counsel
3100 Sanders Road
Northbrook, Illinois 60062
Telephone: -
Facsimile: -

Ladies and Gentlemen:

Reference is hereby made to the Support and Expenses Agreement dated as of - (the "SUPPORT AGREEMENT") entered into between Allstate Life Insurance Company, an Illinois stock life insurance company ("ALLSTATE LIFE") and Allstate Life Global Funding Trust -, a statutory trust organized under the laws of the State of Delaware (the "TRUST"). Capitalized terms used in this notice (this "NOTICE OF OBLIGATION") and not otherwise defined have the respective meanings ascribed in the Support Agreement.

          The Trust hereby represents to Allstate Life that:

(a) on -, the Trust incurred a Support Obligation in an amount of $-;

(b) the Support Obligation resulted from -; and

(c) all documents and instruments evidencing the Support Obligation are attached to this Notice of Obligation.

          The Trust hereby requests Allstate Life to pay the Support Obligation in accordance with the Support Agreement to the following account:

[Name of Bank:
Account No.:
Reference No.:]

          IN WITNESS WHEREOF, the Trust has executed and delivered this Notice of Obligation as of the date first written above.


                         ALLSTATE LIFE GLOBAL FUNDING -.

                    By:  Wilmington   Trust  Company,   not  in  its  individual
                         capacity, but solely as Delaware Trustee

                    By:
                         --------------------
                    Name:
                    Title:

                                   EXHIBIT D

--------------------------------------------------------------------------------


                     STANDARD NAME LICENSING AGREEMENT TERMS

                                 WITH RESPECT TO

                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                PAGE
ARTICLE 1  DEFINITIONS                                                                                             1
  SECTION 1.1.          DEFINITIONS..............................................................................  1
  SECTION 1.2.          OTHER DEFINITIONAL PROVISIONS............................................................  2
ARTICLE 2               GRANT OF LICENSE;INDEPENDENT CONTRACTORS.................................................  2
  SECTION 2.1.          GRANT OF LICENSE.........................................................................  2
  SECTION 2.2.          INDEPENDENT CONTRACTORS..................................................................  2
ARTICLE 3               AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE..............................................  2
  SECTION 3.1.          AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE..............................................  2
ARTICLE 4               INFRINGEMENT PROCEEDINGS.................................................................  3
  SECTION 4.1.          NOTIFICATION OF UNAUTHORIZED USE.........................................................  3
  SECTION 4.2.          PAYMENTS FOR DAMAGES.....................................................................  3
ARTICLE 5               TERM AND TERMINATION.....................................................................  4
  SECTION 5.1.          TERM.....................................................................................  4
  SECTION 5.2.          AUTOMATIC TERMINATION....................................................................  4
  SECTION 5.3.          IMMEDIATE TERMINATION....................................................................  4
  SECTION 5.4.          TERMINATION ON NOTICE....................................................................  4
ARTICLE 6               EFFECT OF TERMINATION                                                                                   4
  SECTION 6.1.          CHANGE OF LICENSEE MARKS 4 SECTION 6.2. LICENSEE COOPERATION.............................  4
  SECTION 6.3.          RIGHTS IN LICENSED MARKS 4 ARTICLE 7 MISCELLANEOUS.......................................  4
  SECTION 7.1.          ENFORCEMENT..............................................................................  4
  SECTION 7.2.          SEVERABILITY   ..........................................................................  5
  SECTION 7.3.          ENTIRE AGREEMENT ........................................................................  5
  SECTION 7.4.          AMENDMENT OF NAME LICENSING AGREEMENT ...................................................  5
  SECTION 7.5.          GOVERNING LAW  ..........................................................................  5
  SECTION 7.6.          CONSENT TO JURISDICTION..................................................................  5
  SECTION 7.7.          WAIVER OF JURY TRIAL.....................................................................  5
  SECTION 7.8.          NO WAIVER................................................................................  5
  SECTION 7.9.          REMEDIES CUMULATIVE......................................................................  5
  SECTION 7.10.         NOTICES..................................................................................  5
  SECTION 7.11.         COUNTERPARTS.............................................................................  6
APPENDIX A              LICENSED MARKS...........................................................................  A-1



         This document constitutes the Standard Name Licensing Agreement Terms which will be incorporated by reference in the Name Licensing Agreement (as defined below) between Allstate Insurance Company (the "Licensor") and the Trust (as defined below) (the "Licensee").

         These Standard Name Licensing Agreement Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, the Name Licensing Agreement.



         The following terms and provisions shall govern the use of the Licensor's Licensed Marks (as defined below) by the Licensee, subject to contrary terms and provisions expressly adopted in the Name Licensing Agreement, which contrary terms shall be controlling.

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

         "LICENSED MARKS" shall include all marks listed on Appendix A attached hereto as the same may be amended, restated, modified, supplemented or replaced from time to time.

         "LICENSED SERVICES" means the activities necessary to accomplish all purposes of the Trust as set forth in the Trust Agreement.

         "LICENSEE" means the Trust.

         "LICENSOR" means Allstate Insurance Company, an Illinois stock insurance company, and its successors.

         "NAME LICENSING AGREEMENT" means that certain Name Licensing Agreement included in Section - of the Series Instrument, between Licensor and Licensee, as the same may be amended, restated, modified, supplemented or replaced from time to time.

         "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and governments and agencies and political subdivisions thereof.

         "PROGRAM DOCUMENTS" has the meaning set forth in the Trust Agreement.

         "SERIES INSTRUMENT" means the series instrument pursuant to which certain Program Documents are executed and the Trust is established.

         "TERRITORY" shall mean worldwide.

         "TRUST" means the Allstate Life Global Funding Trust specified in the Series Instrument, together with its permitted successors and assigns.

          "TRUST AGREEMENT" means that certain trust agreement included in Part A of the Series Instrument, between AMACAR Pacific Corp., as Administrator and Wilmington Trust Company, as the Delaware Trustee, as the same may be amended, restated, modified, supplemented or replaced from time to time.

SECTION 1.2. OTHER DEFINITIONAL PROVISIONS. For all purposes of the Name Licensing Agreement except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

(b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

(c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Name Licensing Agreement or the intent of the parties to the Name Licensing Agreement;

(d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to the Name Licensing Agreement as a whole and not to any particular Article, Section, Appendix or other subdivision; and

(e) references herein to Articles, Sections and Appendices shall, unless otherwise specified, refer respectively to Articles, Sections and Appendices hereof.

                                    ARTICLE 2
                    GRANT OF LICENSE; INDEPENDENT CONTRACTORS

SECTION 2.1. GRANT OF LICENSE. Licensor hereby grants to Licensee for the term of the Name Licensing Agreement a nonexclusive, nontransferable right and license to use the Licensed Marks for the Licensed Services within the Territory. Licensor is not representing that it has rights with respect to Licensed Marks or the Licensed Marks in every jurisdiction within the Territory.

SECTION 2.2. INDEPENDENT CONTRACTORS. Licensor and Licensee are independent contractors and are not, and shall not, represent themselves as principal and agent, partners or joint venturers.

                                    ARTICLE 3
                   AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE

SECTION 3.1. AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE. Licensee acknowledges and agrees that:

(a) Licensor is the sole owner of the Licensed Marks;

(b) Licensee shall do nothing inconsistent with the ownership of the Licensed Marks by Licensor;

(c) all use of the Licensed Marks by Licensee shall inure only to the benefit of and be on behalf of Licensor;

(d) Licensee shall assist Licensor in executing any additional documents that may be necessary or desirable to effect the protection of Licensor's interests in Licensed Marks, including, but not limited to, the execution of any and all documents required by governmental agencies in order to register or maintain trademark and service mark registrations; in addition, Licensee shall not oppose Licensor's registration of the Licensed Marks nor take action that jeopardizes Licensor's rights in Licensed Marks;

(e) nothing in the Name Licensing Agreement shall give Licensee any right, title or interest in Licensed Marks other than the license granted in the Name Licensing Agreement;

(f) Licensee shall not attack or challenge in any way Licensor's rights in and to Licensed Marks or the validity or enforceability of the Name Licensing Agreement;

(g) Licensee shall not assign any of the rights granted under the Name Licensing Agreement without the prior express written consent of Licensor;

(h) Licensee shall not grant to any Person a right and license to use the Licensed Marks without the prior express written consent of Licensor;

(i) Licensee shall not use any Licensor's Mark not covered by the Name Licensing Agreement which is the property or is claimed as the property of Licensor or Licensor's subsidiaries or affiliates, except with the prior express written consent of Licensor;

(j) Licensee shall comply with all applicable law, rules and regulations pertaining to its business;

(k) Licensor has the sole and exclusive right to control the appearance of the Licensed Marks, including the quality of the mark in the Licensed Marks;

(l) the nature and quality of the business conducted by Licensee under the Licensed Marks, and all related advertising, promotional and other uses of Licensed Marks by Licensee shall conform to standards set by and under the control of Licensor and communicated to Licensee from time to time;

(m) except as otherwise agreed in writing by Licensor from time to time, Licensee shall submit to Casey Mangan, or successor in the Corporate Law Division of Licensor for Licensor's prior approval representative samples of all proposed materials bearing the Licensed Marks, to the extent that such materials are not contained in the Registration Statement on Form S-3 (File No. 333-112249), as amended and exhibits thereto or the Registration Statement on Form S-3 (File No. 333-125937), as amended and exhibits thereto;

(n) Licensor shall have the right to inspect, upon reasonable notice, the business facilities of Licensee and to request submission of written materials at any time during the term of the Name Licensing Agreement so that Licensor may satisfy itself that quality standards are being appropriately complied with and will immediately modify or discontinue any use of Licensed Marks that Licensor deems not to be in compliance with its quality standards;

(o) the standards of conduct of Licensee's business shall be equivalent to the high standards of quality and ethics characteristic of the businesses conducted by Licensor;

(p) the value and goodwill of the Licensed Marks accrues solely to Licensor; and

(q) Licensee will not act or use Licensed Marks in any manner which may, in Licensor's judgment, be in bad taste, be inconsistent with Licensor's public image or which may in any way disparage Licensor or its reputation including, but not limited to, types and placement of advertising, or take any action which will harm or jeopardize the Licensed Marks or Licensor's ownership thereof.

                                    ARTICLE 4
                            INFRINGEMENT PROCEEDINGS

SECTION 4.1. NOTIFICATION OF UNAUTHORIZED USE. Licensee agrees to promptly notify Licensor of any unauthorized use of any of Licensed Marks as such unauthorized use comes to Licensee's attention. Licensor shall have the sole right and discretion to take any action relating to Licensed Marks; PROVIDED, that Licensee agrees to cooperate fully, should Licensor decide to take any such action.

SECTION 4.2. PAYMENTS FOR DAMAGES. If infringement proceedings result in an award of damages or the payment of any sums to Licensor, any such damages or payments shall belong solely to Licensor.

                                    ARTICLE 5
                              TERM AND TERMINATION

SECTION 5.1. TERM. The Name Licensing Agreement shall continue in force and effect for so long as Licensee continues to exist in accordance with the terms of the Trust Agreement, unless it is sooner terminated as provided for in the Name Licensing Agreement.

SECTION  5.2.  AUTOMATIC   TERMINATION.   The  Name  Licensing  Agreement  shall
automatically terminate upon the happening of any of the following events:

(a) Licensee is ordered or adjudged bankrupt, is placed under the supervision of a receiver, or enters into any scheme or composition with creditors to make an assignment for the benefit of creditors;

(b) any assets of Licensee are seized or attached in conjunction with any action against Licensee by a third party; or

(c) any of the assets of Licensee are seized or appropriated by any governmental authority, whether or not compensation for such action is offered to Licensee.

SECTION 5.3. IMMEDIATE TERMINATION. Licensor shall have the right, but not the obligation, to immediately terminate the Name Licensing Agreement and all rights granted under the Name Licensing Agreement in the event that Licensee (a) ceases to conduct business as a statutory trust, (b) breaches any of its representations, agreements, covenants and undertakings in the Name Licensing Agreement, (c) fails to comply with laws, rules and regulations applicable to it or the conduct of its business to the complete satisfaction of Licensor, (d) acts in a manner that impugns Licensor's reputation or (e) uses the Licensed Marks in a manner that is inconsistent with or beyond the scope of the license granted herein.

SECTION 5.4. TERMINATION ON NOTICE. Licensor may terminate the Name Licensing Agreement without cause upon the provision of ten days' prior written notice to Licensee.

                                    ARTICLE 6
                              EFFECT OF TERMINATION

SECTION 6.1. CHANGE OF LICENSEE MARKS. Upon termination of the Name Licensing Agreement, Licensee agrees to immediately change Licensee's name as to not include any Licensed Marks, and to discontinue and not to use in the future any of the Licensed Marks, any trade name incorporating any of the Licensed Marks, or any terms confusingly similar to any of Licensed Marks.

SECTION 6.2. LICENSEE COOPERATION. Upon termination of the Name Licensing Agreement, Licensee agrees to cooperate fully with Licensor to amend or cancel any governmental recordations or approvals pertaining to any tradenames, trademarks or servicemarks which consist of or include any of Licensed Marks.

SECTION 6.3. RIGHTS IN LICENSED MARKS. Upon termination of the Name Licensing Agreement, any and all rights in the Licensed Marks heretofor granted to Licensee and the goodwill connected therewith shall remain the property of Licensor.

                                    ARTICLE 7
                                  MISCELLANEOUS

SECTION 7.1. ENFORCEMENT. The parties agree that any breaches of the Name Licensing Agreement shall cause irreparable injury to the nonbreaching party and that an injunction shall be an appropriate remedy.

SECTION 7.2. SEVERABILITY. In the event any provision of, or obligation under, the Name Licensing Agreement shall be invalid, illegal or unenforceable, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

SECTION 7.3. ENTIRE AGREEMENT. The Name Licensing Agreement constitutes the entire agreement between the parties hereto relating to the subject matter of the Name Licensing Agreement, and supersedes all previous agreements between the parties, whether written or oral.

SECTION  7.4.   AMENDMENT  OF  NAME   LICENSING   AGREEMENT.   Any   amendments,
modifications, restatements, supplements or replacements of the Name Licensing Agreement, or waivers or consents to the Name Licensing Agreement, shall be in writing signed by the parties.

SECTION 7.5. GOVERNING LAW. The Name Licensing Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to its choice of law principles.

SECTION 7.6. CONSENT TO JURISDICTION. Each party to the Name Licensing Agreement submits to the nonexclusive jurisdiction of the United States Federal court located in Cook County, Illinois, for purposes of any legal proceeding arising out of or relating to the Name Licensing Agreement or the transactions contemplated by the Name Licensing Agreement. Each party to the Name Licensing Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to the Name Licensing Agreement consents to process being served in any suit, action or proceeding with respect to the Name Licensing Agreement, or any document delivered pursuant to the Name Licensing Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under the Name Licensing Agreement or to any other address of which it shall have given written notice to the other party. The foregoing shall not limit the ability of any party to the Name Licensing Agreement to bring suit in the courts of any other jurisdiction.

SECTION 7.7. WAIVER OF JURY TRIAL. Each of the parties to the Name Licensing Agreement irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to the Name Licensing Agreement or any claims or transactions in connection with the Name Licensing Agreement. Each of the parties to the Name Licensing Agreement hereby acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived hereby.

SECTION 7.8. NO WAIVER. No failure on the part of Licensor to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Name Licensing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

SECTION 7.9. REMEDIES CUMULATIVE. No right, power or remedy of Licensor under the Name Licensing Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

SECTION 7.10. NOTICES. All notices, demands, or other communications required or permitted to be given under the Name Licensing Agreement shall be given in writing by delivering the same against receipt thereof by facsimile transmission (confirmed by registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

                           Allstate Insurance Company
                           3100 Sanders Road
                           Northbrook, Illinois 60062
                           Attention: Michael J. Velotta, Vice President,
                           Deputy General Counsel and
                           Assistant Secretary
If to Licensor:            Facsimile: (847) 326-6742
                           Allstate Life Global Funding
                           c/o AMACAR Pacific Corp.
                           6525 Morrison Boulevard, Suite 318
                           Charlotte, North Carolina 28211
                           Attention: President
If to Licensee:            Facsimile: (704) 365-1362

or at such other address as shall be designated by any party in a written notice to the other party.

SECTION 7.11. COUNTERPARTS. The Name Licensing Agreement and any amendments, modifications, restatements, supplements and/or replacements of the Name Licensing Agreement, or waivers or consents to the Name Licensing Agreement, may be executed in any number of counterparts, and by different parties to the Name Licensing Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together shall constitute one and the same instrument. The Name Licensing Agreement shall become effective upon the execution of a counterpart by each of the parties.



                                   APPENDIX A
                                 LICENSED MARKS

o        Allstate

o        Allstate Life

o        [ALLSTATE(R) LOGO]

                                                                  Execution Copy


                                    EXHIBIT E

--------------------------------------------------------------------------------
                          ALLSTATE LIFE GLOBAL FUNDING

                                 $3,000,000,000

                        SECURED MEDIUM TERM NOTE PROGRAM

                             DISTRIBUTION AGREEMENT


                                                            August 16, 2005


Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
A.G. Edwards & Sons, Inc.
Banc of America Securities LLC
Banc One Capital Markets, Inc.
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets Inc.
Credit Suisse First Boston LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC

------------------------
Allstate Life(R) is a registered service mark of Allstate Life Insurance Company. CoreNotes(R) is a registered service mark of Merrill Lynch & Co.



Ladies and Gentlemen:


     Allstate Life Global Funding, a Delaware statutory trust ("Global Funding"), formed pursuant to a Trust Agreement, dated June 24, 2002, as amended, restated or modified from time to time (the "Global Funding Trust Agreement"), between Wilmington Trust Company, as Delaware trustee (the "Global Funding Delaware Trustee"), and AMACAR Pacific Corp., as trust beneficial owner, in connection with the Allstate Life Global Funding Secured Medium Term Note Program (the "Institutional Program") and the Allstate LIFE(R) CoreNotes(R) Program (the "Retail Program" and, together with the Institutional Program, the "Programs"), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and each other institution named on Schedule 1 hereto (each, an "Agent") with respect to the issue and sale, from time to time by separate and distinct Delaware statutory trusts formed and beneficially owned by Global Funding (each, an "Issuing Trust" and, collectively, the "Issuing Trusts"), of notes due between nine months and thirty years from the date of issuance (the "Notes"). As of the date hereof, the Issuing Trusts are authorized to issue collectively up to U.S. $3,000,000,000 aggregate initial offering price of Notes (or its equivalent as determined in Section 4(o)).

         From time to time, upon the formation of a new Issuing Trust, in connection with the offer and sale of Notes by such Issuing Trust, upon execution and delivery by such Issuing Trust and the applicable Agent or Agents of the terms agreement (the "Terms Agreement") set forth in Part E of the series instrument to be executed by Global Funding, such Issuing Trust and the applicable Agent or Agents, among others (the "Series Instrument"), such Issuing Trust shall become a party hereto in relation to its Notes (the time of such execution and delivery referred to herein as such Issuing Trust's "Trust Effective Time"), with all the authority, rights, powers, duties and obligations of an Issuing Trust as if originally named as an Issuing Trust hereunder. Any agreement, covenant, acknowledgment, representation or warranty made by an Issuing Trust hereunder shall be deemed to have been made by each Issuing Trust at its Trust Effective Time, unless another time or times are specified herein, in which case such specified time or times shall instead apply.

         The Notes of each Issuing Trust will be issued pursuant to an indenture, as amended or modified from time to time, which will adopt and incorporate the standard indenture terms (each, an "Indenture" and, collectively, the "Indentures") between the relevant Issuing Trust and J.P. Morgan Trust Company, National Association, as indenture trustee (the "Indenture Trustee"). Each Issuing Trust shall issue only one series of Notes.

         Each Issuing Trust will immediately use the proceeds from the sale of its Notes to purchase a funding note (each a "Funding Note") from Global Funding. Each Funding Note will be issued pursuant to a funding note indenture, as amended or modified from time to time, which will adopt and incorporate the standard funding note indenture terms (each, a "Funding Note Indenture") between Global Funding and J.P. Morgan Trust Company, National Association, as the funding note indenture trustee (the "Funding Note Indenture Trustee"). Global Funding will immediately use the net proceeds received from the sale of the Funding Note to purchase one or more funding agreements (the "Funding Agreement(s)") issued by Allstate Life Insurance Company, an Illinois stock life insurance company (the "Company"). Global Funding will immediately assign absolutely to, and deposit into the relevant Issuing Trust, the relevant Funding Agreement(s) and the relevant Funding Note will be surrendered. The Notes of the Issuing Trust will be secured by the relevant Funding Agreement(s). The Issuing Trust will immediately collaterally assign, and grant a first priority perfected security interest in, the Funding Agreement(s) to the Indenture Trustee for the benefit of the holders of the Notes of the Issuing Trust pursuant to the terms of the Indenture. In connection with the sale of its Notes, the Issuing Trust will prepare a Pricing Supplement (the "Pricing Supplement") including or incorporating by reference a description of the terms of the Notes and the terms of the offering.

         The Agents include those institutions named from time to time in
Schedule 1 hereto and any institution appointed as an Agent pursuant to Section 19 below. If any institution is appointed as an Agent only with respect to the Notes of a particular Issuing Trust, such institution shall only be an Agent with respect to Notes of such Issuing Trust.

     This Agreement specifies the terms and conditions on which Notes may be sold by an Issuing Trust (i) to one or more Agents as principal for resale to investors, (ii) directly to investors through the applicable Agent as an agent of such Issuing Trust in soliciting offers for the purchase of Notes and (iii) to such other investors in compliance with all applicable securities laws as such Issuing Trust may determine from time to time.

         The Company has registered shares of its common stock with the Securities and Exchange Commission (the "Commission") pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), on Form 10 under the 1934 Act. Pursuant to Rule 429 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), the Company and Global Funding have filed with the Commission a registration statement on Form S-3 (No. 333-125937) as amended, if applicable (the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"), for the registration of the Funding Agreement(s), the Funding Notes, and the Notes, and the offering thereof in accordance with Rule 415 of the 1933 Act Regulations. The Registration Statement is also the first post-effective amendment to registration statement No. 333-112249 filed by the Company and Global Funding. The Registration Statement has been declared effective by the Commission, and the form of Indenture and the form of Funding Note Indenture have been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company and Global Funding have filed such post-effective amendments thereto as may be required prior to the acceptance by Global Funding and any Issuing Trust of any offer for the purchase of Notes and each such post-effective amendment has been declared effective by the Commission. The final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and Pricing Supplement relating to the offering of Notes), in the form first furnished to the applicable Agent for use in confirming sales of Notes, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the 1934 Act, prior to any acceptance by Global Funding and any Issuing Trust of an offer for the purchase of Notes; provided, further, that if the Company or Global Funding file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus furnished by the Company or Global Funding after the Registration Statement became effective and before any acceptance by Global Funding and an Issuing Trust of an offer for the purchase of its Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "disclosed", "contained", "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

SECTION 1. Appointment as Agent.

     (a) Appointment. Subject to the terms and conditions stated herein, Global Funding and the relevant Issuing Trust hereby agree that the Notes of such Issuing Trust will be sold to or through the Agents pursuant to the terms of this Agreement. Global Funding and the relevant Issuing Trust agree that they will not appoint any other agents to act on an Issuing Trust's behalf or to assist an Issuing Trust, in the placement of the Notes; provided, however that with respect to transactions in which the sales of Notes will be targeted to institutional purchasers under the Institutional Program, Global Funding and an Issuing Trust may enter into arrangements with other agent(s) not a party to this Agreement provided that such agent(s) enter into an agreement with terms substantially identical to those contained herein. Global Funding and each Issuing Trust agree that they hereby appoint only Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchasing Agent") to act on an Issuing Trust's behalf or to assist an Issuing Trust in connection with transactions in which the sale of Notes will be targeted to retail purchasers under the Retail Program. For purposes of this Agreement, all references to any Agent shall be deemed to include the Purchasing Agent.

     (b) Sale of Notes. Each Issuing Trust shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

     (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from any Issuing Trust as principal. However, absent an agreement by and between Global Funding and the relevant Issuing Trust, on the one hand, and an Agent, on the other hand, for such Agent to act as an agent for the relevant Issuing Trust, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by such Issuing Trust. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from an Issuing Trust as principal for resale to investors determined by such Agents. Any purchase of Notes from an Issuing Trust by an Agent as principal shall be made in accordance with Section 3(a) hereof.

     (d) Solicitations as Agent. If agreed upon between an Agent, on the one hand, and Global Funding and an Issuing Trust, on the other hand, then such Agent, acting solely as an agent for such Issuing Trust and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to such Issuing Trust, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Such Issuing Trust may accept or reject any offer for the purchase of Notes, in whole or inpart. Such Agent shall make reasonable efforts to assist such Issuing Trust in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by such Issuing Trust. Such Agent shall not have any liability to such Issuing Trust in the event that any such purchase is not consummated for any reason. If such Issuing Trust shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by an Agent on an agency basis and accepted by such Issuing Trust, then (i) such Issuing Trust shall hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by such Issuing Trust and (ii) the Issuing Trust shall be responsible to pay to such Agent any commission to which such Agent would otherwise be entitled absent such default.

     (e) Reliance. Each Issuing Trust and Global Funding, on the one hand, and the Agents, on the other hand, agree that any Notes purchased from an Issuing Trust by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of such Issuing Trust shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of Global Funding and such Issuing Trust contained herein and on the terms and conditions and in the manner provided herein.

     SECTION 2. Representations and Warranties.

     ( a) Representations and Warranties of Global Funding. Global Funding represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by an Issuing Trust of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery is referred to herein as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Global Funding Representation Date"), as follows:

          (i) Due Formation and Good Standing of Global Funding. Global Funding is a statutory trust, duly formed under Delaware law pursuant to the Global Funding Trust Agreement and the filing of a certificate of trust with the Delaware Secretary of State, which is validly existing and in good standing as a statutory trust under the laws of the State of Delaware.

          (ii) Registration Statement and Prospectus; Filing Status. Global Funding meets the requirements for use of Form S-3 under the 1933 Act; the Registration Statement (and any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the
     effectiveness   of  the   Registration   Statement   (or  any  Rule  462(b)
     Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of Global Funding, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the form of Indenture has been duly qualified under the 1939 Act; the form of Funding Note Indenture has been duly qualified under the 1939 Act; at the respective times that the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendment thereto became effective and at each Global Funding Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations; each preliminary prospectus and the Prospectus delivered to an Agent for use in connection with the offering of Notes are identical in all material respects to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof, at the date of the Prospectus and each amendment or supplement thereto and at each Global Funding Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to (i) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to Global Funding in writing by the applicable Agents concerning such Agents expressly for use in the Registration Statement or the Prospectus or (ii) the parts of the Registration Statement which constitute the Statement of Eligibility and Qualification (Form T-1) of the Indenture Trustee and the Funding Note Indenture Trustee under the 1939 Act.

          (iii) Incorporated Documents; 1934 Act Filings. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Global Funding Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any reports, filings or other documents, exhibits or schedules filed by Global Funding and each Issuing Trust pursuant to the 1934 Act comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

          (iv) Independent Accountants. The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants to the extent required by the 1933 Act and the 1933 Act Regulations.

          (v) Global Funding Financial Statements. The consolidated financial statements of Global Funding, if any, included in any report or filing under the 1934 Act, together with the related schedules and notes present fairly the consolidated financial position of Global Funding at the dates indicated to the extent required under the 1934 Act; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved; the supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein; the selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly the information shown therein.

          (vi) No Material Changes. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a material adverse effect on the condition (financial or otherwise) of Global Funding or on the power or ability of Global Funding to perform its obligations under this Agreement, the Global Funding Trust Agreement, any Funding Note or the Administrative Services Agreement (the "Global Funding Administration Agreement"), dated June 24, 2002, as amended, restated or modified from time to time, between the Global Funding Delaware Trustee, on behalf of Global Funding, and AMACAR Pacific Corp., as administrator (the "Global Funding Administrator"), or to consummate the transactions to be performed by it as contemplated in the Prospectus (a "Global Funding Material Adverse Effect") and (2) there have been no transactions entered into by Global Funding, other than those in the ordinary course of business, which are material with respect to Global Funding.

          (vii) Authorization of this Agreement, each Funding Agreement, Global Funding Trust Agreement, Global Funding Administration Agreement, the Funding Note Indenture and the Funding Notes. This Agreement, the Global Funding Trust Agreement and Global Funding Administration Agreement have been, and each Funding Note Indenture, Funding Note and relevant Funding Agreement will be, duly authorized, executed and delivered by Global Funding and this Agreement, each relevant Funding Agreement, the Global Funding Trust Agreement, the Global Funding Administration Agreement, the Funding Note Indenture and the Funding Notes will each be a valid and legally binding agreement of Global Funding enforceable against Global Funding in accordance with its terms, as applicable, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Funding Note that is payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The holder of the Funding Notes will be entitled to the benefits of the Funding Note Indenture.

          (viii) Absence of Defaults and Conflicts. Global Funding is not in violation of its certificate of trust or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan or credit agreement, note, lease or other agreement or instrument to which Global Funding is a party or by which it may be bound or to which any of the property or assets of Global Funding is subject (the "Global Funding Agreements and Instruments"), except for such violations or defaults that would not result in a Global Funding Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Global Funding Trust Agreement, the Funding Agreement(s), Global Funding Administration Agreement and each Funding Note and any other agreement or instrument entered into or issued or to be entered into or issued by Global Funding in connection with the transactions contemplated by the Prospectus, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes by an Issuing Trust and the use of proceeds therefrom as described in the Prospectus) (collectively, the "Global Funding Program Documents") and the compliance by Global Funding with its obligations hereunder and under Global Funding Program Documents, have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by Global Funding under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of any Issuing Trust or Global Funding pursuant to, any Global Funding Agreements and Instruments, nor will such action result in any violation of Global Funding's certificate of trust, the Global Funding Trust Agreement or Global Funding Administration Agreement which may reasonably be expected to result in a Global Funding Material Adverse Effect and Global Funding is not in default in the performance or observance of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over Global Funding or any of its assets, properties or operations, except for such defaults which would not reasonably be expected to result in a Global Funding Material Adverse Effect.

          (ix) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of Global Funding threatened, against or affecting Global Funding which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which may reasonably be expected to result in a Global Funding Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the assets, properties or operations thereof, the performance by Global Funding of its obligations under this Agreement and the other Global Funding Program Documents or the consummation of the transactions contemplated in the Prospectus; and the aggregate of all pending legal or governmental proceedings to which Global Funding is a party or of which any of its assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in a Global Funding Material Adverse Effect.

          (x) Possession of Licenses and Permits. Global Funding possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; Global Funding is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Global Funding Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Global Funding Material Adverse Effect; and Global Funding has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Global Funding Material Adverse Effect.

          (xi) No Filings, Regulatory Approvals etc. No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by Global Funding of Global Funding Program Documents or for the performance by Global Funding of the transactions contemplated in Global Funding Program Documents, except such as have been previously made, obtained or rendered, as applicable.

          (xii) Investment Company Act. Neither Global Funding nor any Issuing Trust is, and upon any sale of Funding Notes and the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (xiii) Ratings. The Programs are (A) expected to be rated Aa2 by Moody's Investors Service, Inc. ("Moody's") and (B) rated AA by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") (Moody's and Standard & Poor's are referred to herein as the "Ratings Agencies"), or, in each case, such other rating as to which Global Funding shall have most recently notified the Agents pursuant to
     Section 4(u) hereof.

          (xiv) Notes Listed on any Stock Exchange. If specified in a Pricing Supplement, the Notes described in such Pricing Supplement shall be listed on the securities exchange designated in the Pricing Supplement.

          (xv) Relationship between Global Funding and the Agents. Global Funding acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the offering price of the Notes and any related discounts and commissions, is an arm's-length commercial transaction between Global Funding, on the one hand, and the several Agents, on the other hand, (ii) in connection with the offerings contemplated hereby and the process leading to such transactions each Agent is and has been acting solely as a principal and is not the agent or fiduciary of Global Funding, or its stockholders, creditors, employees or any other party, (iii) no Agent has assumed or will assume an advisory or fiduciary responsibility in favor of Global Funding with respect to the offerings contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising Global Funding on other matters) and no Agent has any obligation to Global Funding with respect to the offerings contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Global Funding, and (v) the Agents have not provided any legal, accounting, regulatory or tax advice with respect to the offerings contemplated hereby and Global Funding has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

     (b) Representations and Warranties of the relevant Issuing Trust. Each Issuing Trust represents and warrants, only as to itself, to each applicable Agent as of the such Issuing Trust's Trust Effective Time, as of the date of each acceptance by such Issuing Trust of an offer for the purchase of its Notes (whether to each such Agent as principal or through each such Agent as agent) and as of the date of each delivery of its Notes (whether to each such Agent as principal or through each such Agent as agent) (the date of each such delivery is referred to herein as a "Settlement Date") (each of the times referenced above is referred to herein as an "Issuing Trust Representation Date"), as follows:

               (i) Due Formation and Good Standing of the Issuing Trust. Such Issuing Trust is a statutory trust, duly formed under Delaware law pursuant to the trust agreement between Wilmington Trust Company, as Delaware trustee (the "Relevant Issuing Trust Trustee") and Global Funding (the "Issuing Trust Agreement") and the filing of a certificate of trust with the Delaware Secretary of State, which is validly existing and in good standing as a statutory trust under the laws of the State of Delaware.

               (ii) No Material Changes. Since the respective dates as of which information is given in the Registration Statement and the Prospectus or the Trust Effective Time, whichever is later, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a material adverse effect on the condition (financial or otherwise) of such Issuing Trust or on the power or ability of such Issuing Trust to perform its obligations under this Agreement, the
          Issuing Trust Agreement, its Notes, any Funding Agreement, the Indenture or the Issuing Trust Administrative Services Agreement (the "Issuing Trust Administration Agreement"), as amended or modified from time to time, between the Relevant Issuing Trust Trustee, on behalf of such Issuing Trust, and AMACAR Pacific Corp., as administrator (the "Issuing Trust Administrator"), or to consummate the transactions to be performed by it as contemplated in the Prospectus (an "Issuing Trust Material Adverse Effect") and (2) there have been no transactions entered into by such Issuing Trust, other than those in the ordinary course of business, which are material with respect to such Issuing Trust.

               (iii) Authorization of this Agreement, the Issuing Trust Agreement, the Issuing Trust Administration Agreement, the Indenture and the Notes. This Agreement, the Issuing Trust Agreement, the Issuing Trust Administration Agreement and the relevant Indenture have been or will be, duly authorized, executed and delivered by such Issuing Trust and each is or will be a valid and legally binding agreement of the Issuing Trust enforceable against the Issuing Trust in accordance with its terms, as applicable, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly authorized by such Issuing Trust for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of such Issuing Trust, enforceable against such Issuing Trust in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the Notes will be substantially in a form previously certified to the Agents and contemplated by the Indenture; and each holder of Notes will be entitled to the benefits set forth in the Indenture.

     (iv) Absence of Defaults and Conflicts. Such Issuing Trust is not in violation of its certificate of trust or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan or credit agreement, note, lease or other agreement or instrument to which such Issuing Trust is a party or by which it may be bound or to which any of the property or assets of such Issuing Trust is subject (the
          "Issuing Trust Agreements and Instruments"), except for such violations or defaults that would not result in an Issuing Trust Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Issuing Trust Agreement, the Issuing Trust Administration Agreement, its Notes and the Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by such Issuing Trust in connection with the transactions contemplated by the Prospectus, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes by an Issuing Trust and the use of proceeds therefrom as described in the Prospectus) (collectively, the "Issuing Trust Program Documents") and the compliance by such Issuing Trust with its obligations hereunder and under the Issuing Trust Program Documents, have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Issuing Trust under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of any Issuing Trust or such Issuing Trust pursuant to, any Issuing Trust Agreements and Instruments, nor will such action result in any violation of such Issuing Trust's certificate of trust, the Issuing Trust Agreement or the Issuing Trust Administration Agreement which may reasonably be expected to result in an Issuing Trust Material Adverse Effect and such Issuing Trust is not in default in the performance or observance of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Issuing Trust or any of its assets, properties or operations, except for such defaults which would not reasonably be expected to result in an Issuing Trust Material Adverse Effect.

               (v) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of such Issuing Trust threatened, against or affecting such Issuing Trust which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which may reasonably be expected to result in an Issuing Trust Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the assets, properties or operations thereof, the performance by such Issuing Trust of its obligations under this Agreement and the other Issuing Trust Program Documents or the consummation of the transactions contemplated in the Prospectus; and the aggregate of all pending legal or governmental proceedings to which such Issuing Trust is a party or of which any of its assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in an Issuing Trust Material Adverse Effect.

               (vi)  Possession  of Licenses  and Permits.  Such  Issuing  Trust
          possesses such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; such Issuing Trust is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in an Issuing Trust Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in an Issuing Trust Material Adverse Effect; and such Issuing Trust has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an Issuing Trust Material Adverse Effect.

               (vii) No Filings, Regulatory Approvals etc. Other than the filing of the applicable financing statements, if any, no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by such Issuing Trust of the Issuing Trust Program Documents or for the performance by such Issuing Trust of the transactions contemplated in the Issuing Trust Program Documents, except such as have been previously made, obtained or rendered, as applicable.

               (viii) Investment Company Act. Such Issuing Trust is not, and upon any sale of Notes by such Issuing Trust as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the 1940 Act.


               (ix) Notes Listed on any Stock Exchange. If specified in a Pricing Supplement, such Issuing Trust's Notes described in such
          Pricing Supplement shall be listed on the securities exchange designated in the Pricing Supplement.



     (c) Additional Certifications. Any certificate signed by any officer of the Global Funding Delaware Trustee, on behalf of Global Funding or any officer of the Delaware Issuing Trustee, on behalf of the applicable Issuing Trust, and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by Global Funding or Issuing Trust (as applicable) to such Agent(s) as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     SECTION 3. Purchases as Principal; Solicitations as Agent; Other Sales.

     (a) Purchases as Principal. Notes purchased from an Issuing Trust by the Agents, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent(s), on one hand, and Global Funding and such Issuing Trust, on the other hand, specified in the Terms Agreement. An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of Global Funding and Issuing Trust herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable Terms Agreement Each purchase of Notes by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Purchasing Agent, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule 2 hereto. Any other purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule 3 hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received by them in connection with such purchases to any broker or dealer.

     If Global Funding and an Issuing Trust, on one hand, and two or more Agents, on the other hand, enter into a Terms Agreement pursuant to which such Agents agree to purchase Notes from such Issuing Trust as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

          (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

          (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

         No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents, on one hand, or Global Funding and such Issuing Trust, on the other hand, shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     (b) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by an Issuing Trust, on one hand, and an Agent, on the other hand, such Agent, as an agent of the such Issuing Trust, will use its reasonable efforts to solicit offers for the purchase of such Issuing Trust's Notes upon the terms set forth in the Prospectus. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable Terms Agreement. Such Agent is authorized to appoint any sub-agent with respect to solicitations of offers to purchase Notes; provided, however, that any such appointment of a sub-agent shall be subject to the prior consent of the Company and such Issuing Trust. All Notes sold through such Agent as agent will be sold at one hundred percent (100%) of their principal amount unless otherwise agreed upon between the relevant Issuing Trust, on one hand, and such Agent, on the other hand.

         An Issuing Trust reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of such Issuing Trust, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from such Issuing Trust, such Agent will suspend solicitation of offers for the purchase of Notes from such Issuing Trust until such time as such Issuing Trust has advised such Agent that such solicitation may be resumed.

         Each Issuing Trust agrees to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated, for acting as the Purchasing Agent, as consideration for soliciting offers to purchase its Notes as an agent of such Issuing Trust, a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by such Issuing Trust as a result of any such solicitation made by the Purchasing Agent, as set forth in Schedule 2 hereto.

         Each Issuing Trust agrees to pay the Agent, as consideration for soliciting offers to purchase Notes as an agent of such Issuing Trust, a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by such Issuing Trust as a result of any such solicitation made by such Agent, as set forth in Schedule 3 hereto.

     (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes shall be agreed upon between Global Funding and the relevant Issuing Trust, on one hand, and the applicable Agent(s), on the other hand, and specified in a Pricing Supplement prepared in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Administrative Procedures") shall be agreed upon from time to time among Global Funding, the relevant Issuing Trust, the Agent(s), the relevant Issuing Trust Administrator and the Indenture Trustee. The Agents, Global Funding and each Issuing Trust agree to perform and Global Funding agrees to cause the Company, and the Issuing Trust agrees to cause the Issuing Trust Administrator and the Indenture Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Administrative Procedures.

     (d) Obligations Several. Global Funding and each Issuing Trust acknowledge that the obligations of the Agents under this Agreement are several and not joint.

     (e) Other Sales. Subject to the terms and conditions of Sections 1(a), 4(j) and 4(k), Global Funding and each Issuing Trust reserves the right, to be exercised in their sole discretion, to sell Notes of such Issuing Trust, in compliance with all applicable securities laws, to other investors without the assistance of any Agent.

SECTION 4. Covenants of Global Funding.

     Global Funding covenants and agrees with each Agent as follows:

     (a) Notice of Certain Events. Global Funding with respect to the Registration Statement and Prospectus will notify the Agents immediately, and confirm such notice in writing of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes), (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any preliminary prospectus or Prospectus, or of the initiation of any proceedings for that purpose or (v) the failure of the Notes of any Issuing Trust to be qualified for offer and sale under the securities or blue sky laws of such jurisdiction as the Agents may request pursuant to Section 4(p). With respect to the Registration Statement, Global Funding will make every reasonable effort to prevent the issuance of any stop order (or any similar order under blue sky laws) and, if any stop order (or any similar order under blue sky laws) is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing or Use of Amendments. Global Funding will give each Agent advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish to such Agents copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such document to which an Agent or counsel for the Agents shall object.

     (c) Delivery of the Registration Statement. Global Funding has furnished to the Agents and to counsel for the Agents, without charge, signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed and conformed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to an Agent will be identical in all material respects to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of the Prospectus. Global Funding will deliver to each Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and Global Funding hereby consents to the use of such copies for purposes permitted by the 1933 Act. Global Funding will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to such Agent will be identical in all material respects to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Preparation of Pricing Supplements. Global Funding will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. Global Funding will deliver such Pricing
Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the relevant Issuing Trust's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b) under the 1933 Act.

     (f) Revisions of Prospectus -- Material Changes. Except as otherwise provided in Section 4(m), if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for Global Funding, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of any such counsel, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, as applicable, Global Funding shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agent and to cease sales of any Notes they may then own as principal, and Global Funding will promptly prepare and file with the Commission, subject to Section 4(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and Global Funding will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request. In addition, Global Funding will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

     (g) Periodic Financial Information. Except as otherwise provided in Section 4(m), on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company or Global Funding with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, Global Funding shall, and Global Funding agrees to cause the Company to, furnish such information to the Agents, confirmed in writing, and thereafter promptly shall cause the Prospectus to be amended or supplemented to include financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations, to the extent required by the 1933 Act or the 1933 Act Regulations.

     (h) Audited Financial Information. Except as otherwise provided in Section 4(m), on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Company or Global Funding for the preceding fiscal year, Global Funding shall, and Global Funding agrees to cause the Company to, as applicable, furnish such information to the Agent, confirmed in writing, and thereafter promptly shall cause the Prospectus to be amended or supplemented to include such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion, of the independent accountants with respect thereto, as well as such other information and explanations, to the extent required by the 1933 Act or the 1933 Act Regulations.

     (i) Reporting Requirements. Global Funding, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file, or cause to be filed, all documents required to be filed by it and each Issuing Trust with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

     (j) Restrictions on the Offer and Sale of Securities to Institutional Purchasers. Unless otherwise agreed upon between one or more Agents, on one hand, and the Company and Global Funding, on the other hand, from the date of the agreement by such Agent(s) to purchase Notes from an Issuing Trust to and including the Settlement Date with respect thereto, Global Funding will not, and will cause all Issuing Trusts not to, without the prior written consent of such Agent(s), issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any substantially similar debt securities of each such Issuing Trust to the same potential institutional investors (other than Notes to be offered and/or sold to or through such Agent(s)).

     (k) Restrictions on the Offer and Sale of Securities to Retail Purchasers. Unless otherwise agreed upon between the Purchasing Agent, on the one hand, and the Company and Global Funding, on the other hand, from the date the retail pricing levels are posted out to the selling group members through and including the applicable Settlement Date with respect thereto, Global Funding will not, and will cause all Issuing Trust not to, without the prior written consent of the Purchasing Agent, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any substantially similar debt securities of each such Issuing Trust to the same potential retail investors (other than Notes to be offered and/or sold to or through the Purchasing Agent).

     (l) Use of Proceeds. Global Funding shall cause each Issuing Trust to use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

     (m) Suspension of Certain Obligations. Global Funding shall not be required to comply with the provisions of Sections 4(f), (g) or (h) during any period commencing from the time (i) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from Global Funding or any Issuing Trust and (ii) no Agent shall then hold any Notes purchased from any Issuing Trust as principal, and ending at the time Global Funding and/or applicable Issuing Trusts shall determine that solicitation of offers for the purchase of Notes should be resumed or an Agent shall subsequently purchase Notes from an Issuing Trust as principal.

     (n) Listing. Global Funding shall use reasonable efforts to obtain and maintain approval for the listing of at least one series of Notes of an Issuing Trust on a national securities exchange as defined in Section 18(a)(3)(B) of the 1933 Act as long as Notes of any Issuing Trust are outstanding.

     (o) Outstanding Aggregate Principal Amount of Notes. Global Funding will promptly, upon request by an Agent notify such Agent of the aggregate principal amount of Notes from time to time outstanding under the Programs in their currency of denomination and (if so requested) expressed in United States dollars. For the purpose of determining the aggregate principal amount of Notes outstanding (i) the principal amount of Notes, denominated in a currency other than United States dollars shall be converted into United States dollars using the spot rate of exchange for the purchase of the relevant currency against payment of United States dollars being quoted by the Paying Agent or Calculation Agent, as applicable (each as defined in the Indenture), on the date on which the relevant Notes were initially offered, (ii) any Notes which provide for an amount less than the principal amount thereof to be due and payable upon redemption following an Event of Default as defined in the Indenture in respect of such Notes, shall have a principal amount equal to their redemption amount,
(iii) any zero coupon (and any other Notes issued at a discount or premium) shall have a principal amount equal to their issue amount and (iv) the currency in which any Notes are payable, if different from the currency of their denomination, shall be disregarded.

     (p) Blue Sky Qualifications. Global Funding shall endeavor, and shall cause the applicable Issuing Trust, to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as such Agents shall reasonably request.

     (q) Depository Trust Company. Global Funding shall endeavor to assist the Agents in arranging to cause the Notes to be eligible for settlement through the facilities of the Depository Trust Company ("DTC").

     (r) Notice of Amendment to Global Funding Trust Agreement. Global Funding will give the Agents at least three (3) business days' prior notice in writing of any proposed amendment to the Global Funding Trust Agreement and, except in accordance with the applicable provisions of the Global Funding Trust Agreement, not make or permit to become effective any amendment to Global Funding Trust Agreement which may adversely affect the interests of the Agents or any holder of any outstanding Notes without the consent of the affected party.

     (s) Authorization to Act on Behalf of Global Funding. Global Funding will, from time to time, without request, deliver to the Agents a certificate as to the names and signatures of those persons authorized to act on behalf of Global Funding in relation to the Programs if such information has changed.

     (t) Notice of Meeting. Global Funding will furnish to the Agents, at the same time as it is dispatched, a copy of notice of any meeting of the holders of Notes which is called to consider any matter which is material in the context of Global Funding.

     (u) Notices Regarding Ratings. Global Funding will notify the Agents immediately, and confirm such notice in writing, of any change in the rating assigned by Moody's or Standard & Poor's to the Program or the Notes issued pursuant to the Registration Statement as applicable.

SECTION 5. Covenants of the Issuing Trusts.

     Each Issuing Trust, only with respect to itself, covenants and agrees with each Agent as follows:

     (a) Use of Proceeds. Such Issuing Trust shall use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

     (b) Blue Sky Qualifications. Such Issuing Trust shall endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as such Agents shall reasonably request.

     (c) Depository Trust Company. Such Issuing Trust shall endeavor to assist the Agents in arranging to cause the Notes to be eligible for settlement through the facilities of the Depository Trust Company ("DTC").

     (d) Notice of Amendment to Indenture and Issuing Trust Agreement. Such Issuing Trust will give the Agents at least three (3) business days' prior notice in writing of any proposed amendment to the relevant Indenture and relevant Issuing Trust Agreement and, except in accordance with the applicable provisions of the relevant Indenture and relevant Issuing Trust Agreement, not make or permit to become effective any amendment to such Indenture or such Issuing Trust Agreement which may adversely affect the interests of the Agents or any holder of any outstanding Notes without the consent of the affected party.

     (e) Authorization to Act on Behalf of the Issuing Trust. Such Issuing Trust will, from time to time, without request, deliver to the Agents a certificate as to the names and signatures of those persons authorized to act on behalf of such Issuing Trust in relation to the Programs if such information has changed.

     (f) Notice of Meeting. Such Issuing Trust will furnish to the Agents, at the same time as it is dispatched, a copy of notice of any meeting of the holders of Notes which is called to consider any matter which is material in the context of such Issuing Trust.

SECTION 6. Conditions of Agent's Obligations.

     The obligations of one or more Agents to purchase Notes from an Issuing Trust as principal, the obligations of an Agent to solicit offers for the purchase of Notes as an agent of an Issuing Trust and the obligations of any purchasers of Notes sold through an Agent as an agent of an Issuing Trust, will be subject to the accuracy of the representations and warranties on the part of Global Funding and such Issuing Trust herein contained, and the accuracy of the representations and warranties on the part of the Company contained in the Representations and Indemnity Agreement entered into, as of even date herewith, by and among the Company and the Agents, as amended, restated or modified from time to time (the "Representations and Indemnity Agreement") or contained in any certificate of an officer or trustee of Global Funding, Issuing Trust or the Company delivered pursuant to the provisions hereof and thereof, as applicable, to the performance and observance by Global Funding and such Issuing Trust of its covenants and other obligations hereunder or the performance and observance by the Company of its covenants and other obligations under the Representations and Indemnity Agreement, and to the following additional conditions precedent:

     (a) Effectiveness of the Registration Statement. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and the 1934 Act, as applicable, and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or the 1934 Act, as applicable, and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents.

     (b) Legal Opinions, Memoranda and Negative Assurance Letters. On the date hereof, the Agents shall have received the following legal opinions, memoranda and negative assurance letters dated as of the date hereof and in form and substance satisfactory to the Agent:

          (i) Opinion of Internal Counsel for the Company. The opinion of internal Counsel for the Company, to the effect set forth in Exhibit A hereto and to such further effect as the Agents may reasonably request;

          (ii) Negative Assurance Letter of Company's Internal Counsel or Other Legal Counsel for the Company. The negative assurance letter of the General Counsel of the Company or other legal counsel selected by the Company and reasonably satisfactory to the Agents to the effect set forth in Exhibit B hereto and to such further effect as the Agents may reasonably request;

          (iii) Opinion of Counsel for the Company Concerning Certain Insolvency, Funding Agreement Authority and Funding Agreement Enforceability Matters. The opinion of Lord, Bissell & Brook or other legal counsel selected by the Company and reasonably satisfactory to the Agents to the effect set forth in Exhibit C hereto and to such further effect as the Agents may reasonably request;

          (iv) Opinion of Counsel for the Company Concerning Certain Illinois Security Interest Matters. The opinion of Lord, Bissell & Brook, counsel for the Company, to the effect set forth in Exhibit D hereto and to such further effect as the Agents may reasonably request;

          (v) Opinion of Counsel for the Company Concerning Certain Federal Securities and New York Matters. The opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P. or other legal counsel selected by the Company and reasonably satisfactory to the Agents ("Company Counsel") to the effect set forth in Exhibit E hereto and to such further effect as the Agents may reasonably request;

          (vi) Opinion of Counsel for the Company Concerning Certain Tax Matters. The opinion of Company Counsel to the effect set forth in Exhibit F hereto and to such further effect as the Agents may reasonably request;

          (vii) Memorandum of Counsel for the Company Concerning Certain Insurance Matters. The memorandum of Company Counsel to the effect set forth in Exhibit G hereto and to such further effect as the Agents may reasonably request;

          (viii) Negative Assurance Letter of Counsel for the Agents. The negative assurance letter of Sidley Austin Brown & Wood LLP or other legal counsel selected by the Agents and reasonably satisfactory to Global Funding and the Company, with respect to the matters set forth in Exhibit H hereto;

          (ix) Opinion of Counsel for the Global Funding Delaware Trustee and the Relevant Issuing Trust Trustee. The opinion of Richards, Layton & Finger, counsel for the Global Funding Delaware Trustee, to the effect set forth in Exhibit I hereto and to such further effect as the Agents may reasonably request;

          (x) Opinion of Counsel for Global Funding Administrator and Issuing Trust Administrator. The opinion of counsel for Global Funding Administrator, to the effect set forth in Exhibit J hereto and to such further effect as the Agents may reasonably request;

          (xi) Opinion of Counsel for the Indenture Trustee. The opinion of counsel for the Indenture Trustee to the effect set forth in Exhibit K hereto and to such further effect as the Agents may reasonably request;

          (xii) Opinion of Counsel for Global Funding and relevant Issuing Trust Concerning Certain Delaware Security Interest Matters. The opinion of Richards, Layton & Finger or other legal counsel selected by the Global Funding Delaware Trustee and reasonably satisfactory to the Agents, to the effect set forth in Exhibit L hereto and to such further effect as the Agents may reasonably request;

          (xiii) Opinion of Counsel for Global Funding. The opinion of Richards, Layton & Finger or other legal counsel selected by the Global Funding Delaware Trustee and reasonably satisfactory to the Agents, to the effect set forth in Exhibit M hereto and to such further effect as the Agents may reasonably request; and

          (xiv) Opinion of Counsel for the relevant Issuing Trust. The opinion of Richards, Layton & Finger or other legal counsel selected by the Global Funding Delaware Trustee and reasonably satisfactory to the Agents, to the effect set forth in Exhibit N hereto and to such further effect as the Agents may reasonably request.

Unless otherwise agreed among the relevant Issuing Trust and the Agents, each of the opinions set forth in Section 6(b) above will be delivered as of each March 31st, commencing March 31, 2006, modified as necessary to relate to such time of delivery.

     (c) Global Funding Certificate. Global Funding shall have furnished to the Agents a certificate of Global Funding, signed by Global Funding Administrator of Global Funding, dated the date of such certificate, to the effect that:

          (i) the representations and warranties of Global Funding and, if applicable, the relevant Issuing Trust in this Agreement are true and correct on and as of the date of such certificate with the same effect as if made on the date hereof and Global Funding and, if applicable, relevant Issuing Trust have complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Global Funding's knowledge, threatened; and

          (iii) since the date of the Prospectus there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed.

     (d) Company Officer's Certificate. The Company shall have furnished to the Agents a certificate of the Company, signed by either the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Secretary, General Counsel or Treasurer of the Company, dated the date of such certificate, to the effect that the signatory of such certificate has carefully examined the Registration Statement, the Prospectus and amendments and supplements thereto and this Agreement and that:

          (i) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

          (ii) since the date of the Prospectus there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed; and

          (iii) nothing has come to the attention of the Company that would cause it to believe that the priority status of the Funding Agreements under Section 5/205 of the Illinois Insurance Code has been adversely modified since the date of the last delivery of the opinion issued by Lord, Bissell & Brook, substantially in the form of Exhibit C attached hereto.


     (e) Comfort Letter of Accountants to the Company. On the date hereof, the Agents shall have received a letter from Deloitte & Touche LLP or its successor, as accountants to the Company (the "Accountants"), dated as of the date hereof, and in form and substance satisfactory to the Agent, to the effect set forth in Exhibit O hereto.

     (f) Additional Documents. On the date hereof, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and Global Funding in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

     If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent(s) by notice to Global Funding or relevant Issuing Trust at any time and any such termination shall be without liability of any party to any other party except as provided in Section 11 hereof and except that Sections 9, 10, 12, 15 and 16 hereof shall survive any such termination and remain in full force and effect.


SECTION 7. Delivery of and Payment for Notes Sold through an Agent as Agent.

     Delivery of Notes sold through an Agent as an agent of an Issuing Trust shall be made by the Issuing Trust to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify such Issuing Trust and deliver such Note to such Issuing Trust and, if such Agent has theretofore paid such Issuing Trust for such Note, such Issuing Trust will promptly return such funds to such Agent. If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, such Issuing Trust will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to such Issuing Trust's account.

SECTION 8. Additional Covenants of Global Funding and Issuing Trust.

     Global Funding and each Issuing Trust (only with respect to itself) further covenants and agrees with each Agent as follows:

     (a) Reaffirmation of Representations and Warranties. Each acceptance by an Issuing Trust of an offer for the purchase of Notes (whether to one or more Agents as principal or through one or more Agents as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent) shall be deemed to be an affirmation that the representations and warranties of Global Funding and such Issuing Trust contained in any certificate theretofore delivered to such Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent(s) or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b) Subsequent Delivery of Certificates. At (i) each time that the Registration Statement or Prospectus shall be amended or supplemented (other than by (A) an amendment or supplement providing solely for the determination of the variable terms of the Notes and (B) an amendment deemed to have occurred as a result of a periodic filing by the Company, Global Funding or any Issuing Trust under the 1934 Act or the 1934 Act Regulations, except any quarterly report of the Company on Form 10-Q or any annual report of the Company on Form 10-K (any such report, an "SEC Periodic Report")), (ii) each Settlement Date, Global Funding shall, and agrees to cause the Company to, furnish or cause to be furnished to the Agents, forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Sections 6(c) and 6(d) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Sections 6(c) and 6(d) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or of Global Funding or any Issuing Trust since the date of the agreement by such Agent to purchase Notes from such Issuing Trust as principal); provided, however, that any delivery of certificates as required by this Section 8(b) due to the filing of an SEC Periodic Report shall only be required to be delivered prior to the pricing date for such Issuing Trust's Notes issued immediately after such SEC Periodic Report.

     (c) Subsequent Delivery of Legal Opinions. As agreed to from time to time by the Agents and Global Funding, Global Funding shall furnish or cause to be furnished to the Agents legal opinions of internal counsel for the Company, counsel for the Company, counsel for the Global Funding Delaware Trustee and the Relevant Issuing Trust Trustee, counsel for Global Funding and the relevant Issuing Trust, counsel for the Indenture Trustee and counsel for Global Funding Administrator and the Issuing Trust Administrator, as applicable, dated the date agreed to by the Agents and Global Funding, in form and substance reasonably satisfactory to the Agents, of substantially the same tenor as the legal opinions referred to in Section 6(b)(i), Section 6(b)(iii), Section 6(b)(iv),
Section 6(b)(v), Section 6(b)(vi), Section 6(b)(viii), Section 6(b)(ix), Section 6(b)(x), Section 6(b)(xi), Section 6(b)(xii), Section 6(b)(xiii) and Section 6(b)(xiv) hereof, as applicable, modified as necessary to relate to any report filed by the Company under Section 13 or Section 15(d) of the 1934 Act, to the time of delivery of such legal opinions or, in lieu of such legal opinions, counsel last furnishing such legal opinions to the Agents shall furnish such Agents with a letter substantially to the effect that the Agents may rely on such last legal opinions to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last legal opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

     (d) Subsequent Delivery of Negative Assurance Letter of Internal Counsel or Other Counsel for the Company. Each time that (i) the Registration Statement or Prospectus shall be amended or supplemented (other than by (A) an amendment or supplement providing solely for the determination of the variable terms of the Notes and (B) an amendment deemed to have occurred as a result of a periodic filing by the Company, Global Funding or any Issuing Trust under the 1934 Act or the 1934 Act Regulations, except any SEC Periodic Report), (ii) (if required in connection with the purchase of Notes from an Issuing Trust by one or more Agents as principal) an Issuing Trust sells Notes to one or more Agents as principal or (iii) an Issuing Trust sells Notes in a form not previously certified to the Agents by such Issuing Trust, Global Funding agrees to cause the Company to furnish or cause to be furnished forthwith to the Agents and to counsel to the Agents, a negative assurance letter of the General Counsel of the Company or other legal counsel for the Company selected by the Company and reasonably satisfactory to the Agents dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent, of the same tenor as the negative assurance letter referred to in Section 6(b)(ii) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such negative assurance letter or, in lieu of such negative assurance letter, counsel last furnishing such negative assurance letter to the Agents shall furnish such Agents with a letter substantially to the effect that the Agents may rely on such last negative assurance letter to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last negative assurance letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however, that any delivery of a negative assurance letter as required by this Section 8(d) due to the filing of an SEC Periodic Report shall only be required to be delivered prior to the pricing date for an Issuing Trust's Notes to be issued immediately after such SEC Periodic Report. Global Funding agrees to furnish or cause to be furnished forthwith to the Agents the negative assurance letter of Sidley Austin Brown & Wood LLP, counsel to the Agents, or such other counsel reasonably satisfactory to the Agents, dated within ten (10) days of the date of the filing of the Company's Form 10-K with the Commission, of the same tenor as the opinion referred to in Section 6(b)(viii) hereof, but modified, as necessary, to relate to the Registration Statement and Prospectus as amended and supplemented to the time of delivery of such negative assurance letter.

     (e) Delivery of Legal Opinions or Reliance Letters Upon Issuance of Notes. Unless otherwise agreed to among the Company, Global Funding and the applicable Agent(s), Global Funding shall furnish or cause to be furnished to the applicable Agent(s) in connection with each issuance of Notes by an Issuing Trust (i) an opinion of internal counsel for the Company (or a reliance letter authorizing reliance by such Agent(s) on an opinion of like tenor) as to the validity and enforceability of the Funding Agreement(s) being issued in connection therewith and (ii) an opinion of counsel for the Company (or a reliance letter authorizing reliance by such Agent(s) on an opinion of like tenor) as to the validity and enforceability of the Funding Notes of Global Funding and of the Notes of the relevant Issuing Trust, in each case, dated the date of such issuance, and in form and substance reasonably satisfactory to the Agents.

     (f) Subsequent Delivery of Comfort Letters. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment deemed to have occurred as a result of a periodic filing by the Company, Global Funding or any Issuing Trust under the 1934 Act or the 1934 Act Regulations, except any SEC Periodic Report) or (ii) (if required in connection with the purchase of Notes from an Issuing Trust by one or more Agents as principal) an Issuing Trust sells Notes to one or more Agents as principal, such Trust agrees to cause the Company to cause the Accountants forthwith to furnish to the Agents a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter; provided, however, that any delivery of any letter as required by this Section 8(f) due to the filing of an SEC Periodic Report shall only be required to be delivered prior to the pricing date for an Issuing Trust's Notes issued immediately after such SEC Periodic Report.

SECTION 9. Indemnification.

     (a) Indemnification of the Agent. Global Funding and the relevant Issuing Trust (only as to itself in connection with the issuance of its Notes and without respect to any other Issuing Trust) agree to indemnify and hold harmless each Agent, its directors and officers and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 9(d) hereof) any such settlement is effected with the written consent of Global Funding and the relevant Issuing Trust; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of (i) an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Global Funding by the Agents concerning the Agents expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), (ii) any use of the Prospectus by the Agents to sell Notes or solicit offers for the purchase of Notes (x) after such time as Global Funding shall have provided written notice pursuant to Section 4(f) hereunder or the Company shall have provided written notice pursuant to Section 2(f) of the Representations and Indemnity Agreement, to the Agents to cease the sale of Notes and solicitation of offers for the purchase of Notes and (y) before such time as Global Funding and the Company shall have furnished the Agents with copies of such amendment or supplement to the Prospectus pursuant to
Section 4(f) hereunder or Section 2(f) of the Representations and Indemnity Agreement or (iii) a claim for indemnity made under the Representations and Indemnity Agreement, only to the extent such claim has previously been satisfied by the Company pursuant to the terms of the Representations and Indemnity Agreement.

     (b) Indemnification of Global Funding and Issuing Trusts. Each Agent agrees, severally but not jointly, to indemnify and hold harmless Global Funding and each Issuing Trust, their administrator, directors, officers and trustees (if applicable) who signed the Registration Statement and each person, if any, who controls Global Funding and any Issuing Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in
Section 9(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to Global Funding by such Agent concerning such Agent expressly for use in the Registration Statement (or any amendment thereto) or Registration Statement Amendment (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 9(a) hereof or
Section 5(a) of the Representations and Indemnity Agreement, counsel to the indemnified parties shall be selected by the applicable Agent(s) and, in the case of parties indemnified pursuant to Section 9(b) hereof or Section 5(b) of the Representations and Indemnity Agreement, counsel to the indemnified shall be selected by Global Funding, the relevant Issuing Trust and the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties (collectively with any other indemnifying parties in connection with the Representations and Indemnity Agreement), whether such indemnity is claimed hereunder or under the Representations and Indemnity Agreement, be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     No indemnifying party under this Agreement or the Representations and Indemnity Agreement shall, without the prior written consent of the indemnified parties under this Agreement and the Representations and Indemnity Agreement, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 or Section 10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested in writing an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 10. Contribution.

     If the indemnification provided for in Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by Global Funding and the relevant Issuing Trust, on one hand, and the applicable Agent(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Global Funding and the relevant Issuing Trust, on one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by Global Funding and the relevant Issuing Trust, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the relevant Issuing Trust and the total discount or commission received by the applicable Agent(s), as the case may be, bears to the aggregate initial offering price of such Notes.

     The relative fault of Global Funding and the relevant Issuing Trust, on one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Global Funding and the relevant Issuing Trust, on one hand, or by the applicable Agent(s), on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The parties agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 10, (i) no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from an Issuing Trust by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 10 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from such Issuing Trust.

     For purposes of this Section 10, each director, officer and person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director, officer and trustee (if applicable) of Global Funding and relevant Issuing Trust, and each person, if any, who controls Global Funding and the relevant Issuing Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as Global Funding and relevant Issuing Trust.


SECTION 11.  Payment of Expenses.

     Global Funding will pay all expenses incident to the performance of the obligations of the Company, Global Funding and the relevant Issuing Trust under this Agreement, including:

     (a) The preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto and any preliminary prospectus, the Prospectus and any amendments or supplements thereto;

     (b) The preparation, printing and delivery of Global Funding Program Documents and the Issuing Trust Program Documents;

     (c) The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

     (d) The fees and disbursements of the Company's, Global Funding's and each Issuing Trust's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Global Funding Delaware Trustee, Relevant Issuing Trust Trustee, Global Funding Administrator, Issuing Trust Administrator, Indenture Trustee and Funding Note Indenture Trustee and their counsel;

     (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the maintenance of the Programs and, unless otherwise agreed, incurred from time to time in connection with the transactions contemplated hereby;

     (f) The fees charged by the nationally recognized statistical rating organizations for the rating of the Programs and the Notes;

     (g) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

     (h) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD"); and

     (i) Any reasonable advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company, Global Funding and the Issuing Trust.

SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, in certificates of the officers of Global Funding Administrator, the Issuing Trust Administrator, the Global Funding Delaware Trustee and the Relevant Issuing Trust Trustee submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of the Agents, or by or on behalf of the Company, Global Funding or the Issuing Trust, and shall survive each delivery of and payment for the Notes.

SECTION 13. Termination.

     (a) Termination of this Agreement. This Agreement (excluding any agreement by one or more Agents to purchase Notes from an Issuing Trust as principal) may be terminated for any reason, at any time by (i) Global Funding as to all the Agents or one or more but less than all the Agents, or (ii) an Agent as to itself, upon the giving of thirty (30) days' prior written notice of such termination to the other parties hereto.

     (b) Termination of Agreement to Purchase Notes as Principal. The applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes from an Issuing Trust as principal, immediately upon notice to such Issuing Trust, at any time on or prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or of Global Funding or such Issuing Trust, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent(s), impracticable or inadvisable to market such Notes or enforce contracts for the sale of such Notes, (iii) trading in any securities of The Allstate Corporation, a publicly owned holding company incorporated under the laws of the State of Delaware (the "Corporation"), Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois ("AIC"), the Company, Global Funding or such Issuing Trust has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iv) a banking moratorium has been declared by either Federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated or payable or (v) the rating assigned by any nationally recognized statistical rating organization to the Programs or any other debt securities (including the Notes) of any Issuing Trust or the financial strength of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating, with possible negative implications, of the Programs or any such debt securities (including the Notes) of any Issuing Trust or the financial strength of the Company.

     (c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agent(s) shall be entitled to any commissions earned in accordance with the third paragraph of
Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it from an Issuing Trust as principal or (b) an offer to purchase any of the Notes has been accepted by an Issuing Trust but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4, 5 and 8 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and
(iii) the provisions of Section 11 hereof, the indemnity and contribution agreements set forth in Sections 9 and 10 hereof, and the provisions of Sections 12, 15 and 16 hereof shall remain in effect.

SECTION 14. Notices.

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

                  If to Global Funding or any Issuing Trust:

                  Allstate Life Global Funding
                  c/o AMACAR Pacific Corp.
                  6525 Morrison Boulevard
                  Suite 318
                  Charlotte, NC 28211
                  Attention:  President
                  Telecopy No.:  (704) 365-1632

                  With a copy to the Company at the address set forth below.


                  If to the Agents:

                  To each Agent at the address specified in Schedule 1.

                  With a copy to the Company at the address set forth below.

                  Address of the Company:

                  Allstate Life Insurance Company
                  3100 Sanders Road
                  Northbrook, IL 60062
                  Attention: Assistant Vice President, Institutional Markets Telecopy No.: (847) 326-6289

or at such other address as such party or the Company may designate from time to time by notice duly given in accordance with the terms of this Section 14.


SECTION 15. Parties.

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 9 and 10 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.


SECTION 16. GOVERNING LAW; FORUM.

     PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE TRUST AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

SECTION 17. Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.


SECTION 18.  Counterparts.

     This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.


 SECTION 19. Amendments.

     (a) This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by Global Funding and the Agents. Global Funding and any Issuing Trust may from time to time nominate any institution as a new Agent hereunder either in respect of the Programs generally or in relation to a particular Issuing Trust's Notes only; in which event, upon confirmation by such institution of an initial purchaser accession letter (the "Agent Accession Letter") in the terms or substantially in the form of Exhibit P, such institution shall become a party hereto, subject as provided below, with all the authority, rights, powers, duties and obligations of an Agent as if originally named as an Agent hereunder; provided further that, in the case of an institution which has become an Agent in relation to a particular Issuing Trust's Notes, following the issue of the relevant Notes, the relevant new Agent shall have no further authority rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of such Issuing Trust's Notes. Any Agent that executes a counterpart to this Agreement shall simultaneously execute a counterpart to the Representations and Indemnity Agreement.

     (b) The parties hereto acknowledge and agree that a copy of each amendment to this Agreement effected pursuant to this Section 19 shall be provided promptly by Global Funding to the following Ratings Agencies at the following addresses:

                  Standard & Poor's Ratings Services,
                  a division of The McGraw-Hill Companies, Inc.
                  55 Water Street
                  New York, New York 10041
                  Attention: Capital Markets
                  Facsimile: (212) 438-5215

                  Moody's Investors Service, Inc.
                  99 Church Street
                  New York, New York 10007
                  Attention: Moody's Investors Service Life Insurance Group
                  Facsimile: (212) 553-4805

or such other addresses previously furnished in writing to Global Funding by any Rating Agency in the future; provided, however, that any failure by the Trust to deliver copies of any amendment required to be delivered pursuant to this
Section 19 shall not constitute a breach of or an event of default under this Agreement. The term "Rating Agency", for purposes of this Section 19, means any of Standard & Poor's, Moody's or any other "nationally recognized statistical rating organization" (as such term is defined in Rule 436(g)(2) of the 1933
Act).


SECTION 20.  Separate Nature of Each Issuing Trust.

         The Agents agree and acknowledge that, as a separate and distinct special purpose statutory trusts, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Issuing Trust, including such Issuing Trust's obligations under this Agreement and the applicable Terms Agreement, will be enforceable only against such Issuing Trust and not against any other Issuing Trust.

SECTION 21.  Stabilization.

         The Agent(s) may, to the extent permitted by applicable laws, over-allot and effect transactions in any over-the-counter market or otherwise in connection with the distribution of the Notes with a view to supporting the market price of Notes at levels higher than those that might otherwise prevail in the open market. Such transactions, if commenced, may be discontinued at any time. In such circumstances, as between an Issuing Trust, on one hand, and one or more Agents, on the other hand, such Agent(s) shall act as principal, and any loss resulting from stabilization shall be borne, and any profit arising therefrom and any sum received by such Agent(s) shall be beneficially retained by such Agent(s), as the case may be, for such Agents' own account.

SECTION 22. Liability of Delaware Trustee. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Global Funding Trust Agreement and the relevant Issuing Trust Agreements, (b) each of the representations, undertakings and agreements herein made on the part of Global Funding and any Issuing Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only Global Funding and the relevant Issuing Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Global Funding or any Issuing Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Global Funding or any Issuing Trust under this Agreement or any other related documents.

                          ***SIGNATURE PAGES FOLLOW***






         If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to Global Funding a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement by and between the Agents and Global Funding in accordance with its terms.

                                Very truly yours,


                    ALLSTATE LIFE GLOBAL FUNDING

                    By Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee

                    By:
                         -----------------------------------------------
                    Name:
                    Title:



CONFIRMED AND ACCEPTED, as of the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED


By:
     ----------------------------------------------
         Authorized Signatory



A.G. EDWARDS & SONS, INC.



By:
     ----------------------------------------------
         Authorized Signatory




BANC OF AMERICA SECURITIES LLC



By:
     ----------------------------------------------
         Authorized Signatory



            *Signature Page to Distribution Agreement, Part 1 of 4*

BANC ONE CAPITAL MARKETS, INC.



By:
     ----------------------------------------------
         Authorized Signatory



BARCLAYS CAPITAL INC.



By:
     ----------------------------------------------
         Authorized Signatory



BEAR, STEARNS & CO. INC.



By:
     ----------------------------------------------
         Authorized Signatory



CITIGROUP GLOBAL MARKETS INC.



By:
     ----------------------------------------------
              Authorized Signatory



CREDIT SUISSE FIRST BOSTON LLC



By:
     ----------------------------------------------
              Authorized Signatory




DEUTSCHE BANK SECURITIES INC.



By:
     ----------------------------------------------
         Authorized Signatory




By:
     ----------------------------------------------
         Authorized Signatory



            *Signature Page to Distribution Agreement, Part 2 of 4*

GOLDMAN SACHS & CO.

By:
     ----------------------------------------------
         Authorized Signatory


GREENWICH CAPITAL MARKETS, INC.



By:
     ----------------------------------------------
         Authorized Signatory



J.P. MORGAN SECURITIES INC.



By:
     ----------------------------------------------
         Authorized Signatory



LEHMAN BROTHERS INC.



By:
     ----------------------------------------------
         Authorized Signatory


MORGAN STANLEY & CO. INCORPORATED



By:
     ----------------------------------------------
         Authorized Signatory



UBS SECURITIES LLC



By:
     ----------------------------------------------
         Authorized Signatory


By:
     ----------------------------------------------
         Authorized Signatory



            *Signature Page to Distribution Agreement, Part 3 of 4*

WACHOVIA CAPITAL MARKETS, LLC



By:
     ----------------------------------------------
         Authorized Signatory



            *Signature Page to Distribution Agreement, Part 4 of 4*

                         Index of Exhibits and Schedules

               Exhibits

Exhibit A - Opinion of Internal Counsel for the Company
Exhibit B - Negative Assurance Letter of Counsel for the Company
Exhibit C - Opinion of Counsel for the Company Concerning Certain Insolvency, Funding Agreement Authority and Funding Agreement Enforceability Matters
Exhibit D - Opinion of Counsel for the Company Concerning Certain Illinois Security Interest Matters
Exhibit E - Opinion of Counsel for the Company Concerning Certain Federal Securities and New York Matters
Exhibit F - Opinion of Counsel for the Company Concerning Certain Tax Matters Exhibit G- Memorandum of Counsel for the Company Concerning Certain Insurance Matters
Exhibit H - Negative Assurance Letter of Counsel for the Agents
Exhibit I - Opinion of Counsel for the Global Funding Delaware Trustee and the Relevant Issuing Trust Trustee
Exhibit J - Opinion of Counsel for Global Funding Administrator and the Issuing Trust Administrator
Exhibit K - Opinion of Counsel for the Indenture Trustee
Exhibit L - Opinion of Counsel for Global Funding and the relevant Issuing Trust Concerning Certain Delaware Security Interest Matters
Exhibit M - Opinion of Counsel for Global Funding
Exhibit N - Opinion of Counsel for the relevant Issuing Trust
Exhibit O - Form of Comfort Letter of Deloitte & Touche LLP, Accountants to the Company
Exhibit P - Form of Agent Accession Letter


Schedules

Schedule 1 - List of Agents
Schedule 2 - Commission/Discount Schedule for Retail Sales
Schedule 3 - Commission/Discount Schedule for Institutional Sales

                             CERTIFICATE OF TRUST OF
                    ALLSTATE LIFE GLOBAL FUNDING TRUST 2005-8

         THIS Certificate of Trust of Allstate Life Global Funding Trust 2005-8(the "Trust"), is being duly executed and filed by the undersigned trustees to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is Allstate Life Global Funding Trust 2005-8.

         2. Delaware Trustee. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001, Attention: Corporate Trust Administration.

         3. Effective Time. This Certificate of Trust will be effective upon its filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust as of the date of filing of this Certificate of Trust, have executed this Certificate of Trust in accordance with ss. 3811(a)(1) of the Act.

                             Wilmington Trust Company, not in its
                             individual capacity but solely as Delaware Trustee


                          By:    /s/ Charisse L. Rodgers
                             --------------------------------------------------
                                 Name:  Charisse L. Rodgers
                                 Title:  Vice President

                                    ANNEX A

                                EXPLANATORY NOTE

         This is to advise that the filing pursuant to Rule 424(b)(5) relating to Registration Statement No. 333-112249 (the "Registration Statement") submitted on December 5, 2005 (SEC Accession Number 0000898080-05-000517) included an erroneous CIK number (0001346045) for Allstate Life Global Trust 2005-8 (the "Trust"). The correct CIK number for the Trust is, and such filing was intended to be made under CIK number, 0001345818. This filing, made on December 6, 2005, is the most recent filing pursuant to rule 424(b)(5) relating to the Registration Statement. The December 5, 2005 filing must not be relied upon for any purposes and this filing is the proper Rule 424(b)(5) filing relating to the Registration Statement.

                               PRICING SUPPLEMENT

                        Filed pursuant to Rule 424(b)(5)
                      Registration Statement No. 333-125937
                Pricing Supplement No. 14 Dated November 29, 2005
                    (To Prospectus dated August 16, 2005, and
                  Prospectus Supplement dated August 16, 2005)
                                CUSIP: 02003GCN5



                          ALLSTATE LIFE GLOBAL FUNDING
                            SECURED MEDIUM TERM NOTES
                                 ISSUED THROUGH
             ALLSTATE LIFE GLOBAL FUNDING TRUST 2005-8 (THE "TRUST")
                     EXTENDIBLE FLOATING RATE NOTES DUE 2010

         The description in this pricing supplement of the particular terms of the Secured Medium Term Notes offered hereby supplements the description of the general terms and provisions of the notes set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.


Principal Amount:  $750,000,000                              Agent(s) Discount: 0.15%

Issue Price:  100.00%                                        Original Issue Date:  December 2, 2005

Net Proceeds to the Trust:  $748,875,000

Funding Agreement Number(s): FA-41089                        Initial Maturity Date:  December 27, 2006, or if such
                                                             day is not a Business Day, the immediately preceding
                                                             Business Day

Specified Currency:  U.S. Dollars                            Maturity Date: December 27, 2010, or, if such day is
                                                             not a Business Day, the immediately preceding Business
                                                             Day



                                                             Depositary: The Depository Trust Company

Interest Payment Dates:  In respect of any Extendible        Interest Reset Dates: The 27th of each month; subject
Floating Rate Notes offered by this Pricing Supplement,      to adjustment in accordance with the Modified Following
Interest Payment Dates will be the 27th of each month,       Business Day convention, provided that if any Interest
commencing on December 27, 2005, subject to adjustment in    Reset Date would otherwise be a day that is not a
accordance with the Modified Following Business Day          Business Day, such Interest Reset Date shall be the
convention, provided that if any Interest Payment Date       immediately succeeding Business Day, except that, if
would otherwise be a day that is not a Business Day, such    such Business Day is in the succeeding calendar month,
Interest Payment Date shall be the immediately succeeding    such Interest Reset Date shall be the immediately
Business Day, except that, if such Business Day is in the    preceding Business Day.  However, this convention will
succeeding calendar month, such Interest Payment Date        not extend beyond any Final Maturity Date.
shall be the immediately preceding Business Day.  However,
this convention will not extend beyond any Final Maturity
Date.  The final Interest Payment Date for the Senior
Extendible Securities, or any portion of the Senior
Extendible Securities maturing prior to the Final Maturity
Date, will be the relevant maturity date and interest for
the final Interest Accrual Period will accrue from and
including the Interest Payment Date immediately preceding
such maturity date to but excluding the relevant maturity
date.

Initial Interest Payment Date: December 27, 2005.            Initial Interest Reset Date: December 27, 2005.

Regular Record Date:                                         15 calendar days prior to the Interest Payment Date

Type of Interest Rate:                                       [ ] Fixed Rate [X] Floating Rate

Fixed Rate Notes:                                            [ ] Yes [X] No. If, Yes,

Interest Rate:                                               [      ]

Floating Rate Notes:                                         [X] Yes [ ] No. If, Yes,

Regular Floating Rate Notes:                                 [X] Yes [ ] No. If, Yes,
   Interest Rate:                                             Interest Rate Basis plus the Spread
   Interest Rate Basis(es):                                   See below

Floating Rate/Fixed Rate Note:                               [ ] Yes[X] No. If, Yes,



   Floating Interest Rate:
   Interest Rate Basis(es):
   Fixed Interest Rate:
   Fixed Rate Commencement Date:

Inverse Floating Rate Note:                                  [ ] Yes [X] No. If, Yes,
   Fixed Interest Rate:
   Floating Interest Rate:
   Interest Rate Basis(es):

Initial Interest Rate*, if any:                              The Initial Interest Rate for the Notes offered by this
                                                             Pricing Supplement will be based on an interpolated one
                                                             month LIBOR rate minus 0.01% determined in accordance
                                                             with the provisions of this Pricing Supplement and the
                                                             Prospectus Supplement subject to adjustment in
                                                             accordance with the Modified Following Adjusted
                                                             Business Day convention.

Interest Rate Basis(es). Check all that apply:
   [  ] CD Rate                                              [  ] Commercial Paper Rate
   [  ] CMT Rate                                             [  ] Eleventh District Cost of Funds Rate
   [  ] Constant Maturity Swap Rate                          [  ] Federal Fund Open Rate
   [X] LIBOR                                                 [  ] Federal Funds Rate
   [  ] EURIBOR                                              [  ] Treasury Rate
   [  ] Prime Rate

If LIBOR:

[ ] LIBOR Reuters Page                                       [X] LIBOR Moneyline Telerate Page

LIBOR Currency:
If CMT Rate:
   Designated CMT Telerate Page:

If 7052:                                                     [ ] Weekly Average
                                                             [ ] Monthly Average

Designated CMT Maturity Index:

Index Maturity:                                              One month

Spread (+/-):                                                See Additional Provisions for Floating Rate Notes

Spread Multiplier:                                           Not applicable

Interest Reset Date(s):                                      Each Interest Payment Date



Interest Rate Determination Date(s):                         The second London banking day preceding the related
                                                             Interest Reset Date

Maximum Interest Rate, if any:                               Not applicable

Minimum Interest Rate, if any;                               Not applicable

* From the Original Issue Date to the Initial Interest Payment Date, the Initial
Interest Rate shall be deemed to be:

[ ] CD Rate                                                  [ ] Commercial Paper Rate
[ ] CMT Rate                                                 [ ] Eleventh District Cost of Funds Rate
[ ] Constant Maturity Swap Rate                              [ ] Federal Funds Open Rate
[X]LIBOR                                                     [ ] Federal Funds Rate
[ ] EURIBOR                                                  [ ] Treasury Rate
[ ] Prime Rate

Calculation Agent:                                           J.P. Morgan Trust Company, National Association

Exchange Rate Agent:                                         Not applicable

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Amortizing Note:                                             [ ] Yes [X] No. If, Yes,
   Amortizing Schedule:
   Additional/Other Terms:

Discount Note:                                               [ ] Yes [X] No. If, Yes,
   Total Amount of Discount:
   Initial Accrual Period of Discount:
   Additional/Other Terms:

Redemption Provisions:                                       [ ] Yes [X] No. If, Yes,
   Initial Redemption Date:
   Initial Redemption Percentage:
   Annual Redemption Percentage Reduction (if any):
   Redemption:                                               [ ] In whole only and not in part
                                                             [ ] May be in whole or in part

   Additional/Other Terms:



Repayment:  (see below)                                      [X] Yes [ ] No. If, Yes,
   Repayment Date(s):
   Repayment Price:
   Repayment:                                                [ ] In whole only and not in part
                                                             [ ] May be in whole or in part

Additional/Other Terms:

Sinking Fund (not applicable unless specified):

Additional Amounts to be Paid for Withholding Tax (not applicable unless specified):

Securities Exchange Listing:                                 [ ] Yes [X]No. If Yes, Name of Exchange:

Authorized Denominations:                                    $1,000

Ratings:

   The Notes issued under the Program are rated "AA" by Standard & Poor's ("S&P"). Allstate Life anticipates Moody's
   Investors Service, Inc. ("Moody's") to rate the Notes "Aa2" at the Original Issue Date.

Agent(s) Purchasing Notes as Principal: [X] Yes [ ] No. If Yes,

Agent(s)                                                            Principal Amount
   Morgan Stanley & Co. Incorporated                                  $250,000,000
   Deutsche Bank Securities Inc.                                      $250,000,000
   Merrill Lynch, Pierce, Fenner & Smith Incorporated                 $250,000,000



   Total:                                                             $750,000,000
                                                                      ============

Agent(s) Acting as Agent: [ ] Yes [X]No. If Yes,

Agent(s) Principal Amount

   Total:


Additional/Other Terms: Morgan Stanley & Co. Incorporated, Deutsche
Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith
Incorporated have agreed to reimburse Allstate Life Insurance
Company for certain costs and expenses relating to the offering, sale and issuance of the Notes and maintenance of the Program.


                  ADDITIONAL PROVISIONS FOR FLOATING RATE NOTES

EXTENSION ELECTION:

         The Notes will mature on the Initial Maturity Date, unless the maturity of all or any portion of the principal amount of the Notes is extended in accordance with the procedures described below. In no event will the maturity of the Notes be extended beyond the Maturity Date.

         During the notice period for each Election Date (as defined below), you may elect to extend the maturity of your Notes with respect to all or any portion of the Principal Amount equal to $1,000 and integral multiples of $1,000 in excess thereof so that the maturity of your Notes with respect to the entire Principal Amount or such portion thereof will be extended to the date occurring 366 calendar days from, and including, the 27th day of the month immediately following such Election Date. However, if that 366th calendar day is not a Business Day, the maturity of your Notes with respect to the entire Principal Amount or such portion thereof will be extended to the immediately preceding Business Day. The Election Dates will be the 27th calendar day of each month from, and including, December 27, 2005 to, and including, November 27, 2009, whether or not any such day is a Business Day.

         To make your election effective on any Election Date, you must deliver to J.P. Morgan Trust Company, National Association, the Paying Agent for the Notes, through the normal clearing system channels described in more detail below, a notice of election (each, an "Election Notice") during the notice period for that Election Date. The notice period for each Election Date will begin on the fifth Business Day prior to the Election Date and end on the Election Date; provided, however, that if the Election Date is not a Business Day, the notice period will be extended to the next day that is a Business Day. Your Election Notice must be delivered to the Paying Agent no later than 12:00 p.m., New York City time, on the Election Date. Upon delivery to the Paying Agent of an Election Notice to extend the maturity of the Notes with respect to all or any portion of the Principal Amount equal to $1,000 and integral multiples of $1,000 in excess thereof during a notice period, that election will be revocable during each day of such notice period, until 12:00 p.m., New York City time, on the last Business Day in such notice period, at which time such Election Notice will become irrevocable.

         If you do not make an election to extend the maturity of your Notes with respect to all or any portion of the Principal Amount equal to $1,000 or any multiple of $1,000 in excess thereof during the notice period for any Election Date, the Principal Amount or any portion thereof equal to $1,000 or any multiple of $1,000 in excess thereof for which you have failed to make such an election will become due and payable on the date that is 366 calendar days from, and including, such Election Date or, if such 366th calendar day is not a Business Day, the immediately preceding Business Day.

SPREAD:

         The table below indicates the applicable Spread for the Interest Reset Dates occurring during each of the indicated periods.

--------------------------------------------------- ------------------
For Interest Reset Dates occurring:                 Spread:
--------------------------------------------------- ------------------
From, and including, the Issue Date to but          Minus 0.01%
excluding December 27, 2006
--------------------------------------------------- ------------------
From, and including, December 27, 2006 to but       Plus 0.00%
excluding  December 27, 2007
--------------------------------------------------- ------------------
From, and including, December 27, 2007 to but       Plus 0.03%
excluding December 27, 2008
--------------------------------------------------- ------------------
From, and including, December 27, 2008 to but       Plus 0.03%
excluding December 27, 2009
--------------------------------------------------- ------------------
From, and including, December 27, 2009 to but       Plus 0.04%
excluding December 27, 2010
--------------------------------------------------- ------------------

         If, with respect to any Election Date, if you do not make an election to extend the maturity of your Notes with respect to all or any portion of the Principal Amount equal to $1,000 or any multiple of $1,000 in excess thereof, the Issuer may, at its option, prepay all or any portion of the Principal Amount equal to $1,000 or any multiple of $1,000 in excess thereof for which you have failed to make such an election on each Interest Payment Date in respect of any such amount other than the Maturity Date applicable thereto (each, a "Contingent Prepayment Date") together with any unpaid interest accrued thereon up to but excluding the applicable Contingent Prepayment Date. The Issuer shall give a written notice of prepayment to you not more than 20 days nor less than 15 days prior to the Contingent Prepayment Date.

         The Notes are issued in registered global form and remain on deposit with DTC, the depositary for the Notes. Therefore, you must exercise the option to extend the maturity of your Notes through the depositary. To ensure that the depositary receives timely notice of your election to extend the maturity of all or a portion of your Notes, so that it can deliver notice of your election to the Paying Agent prior to the close of business in New York City on the last Business Day in the notice period, you must instruct the direct or indirect participant through which you hold an interest in the Notes in accordance with the then applicable operating procedures of the depositary.

         The depositary must receive any notice of election from its participants no later than 12:00 noon (New York City time) on the last Business Day in the notice period for the depositary to deliver timely notice of your election to the Paying Agent. Different firms have different deadlines for accepting instructions from their customers. You should consult the direct or indirect participant through which you hold an interest in the Notes to ascertain the deadline for ensuring that timely notice will be delivered to the depositary.

             ADDITIONAL PROVISIONS RELATING TO THE FUNDING AGREEMENT

         Funding Agreement No. FA-41089 (the "Funding Agreement") shall be in effect from December 2, 2005 until the Funding Agreement Initial Maturity Date (as defined below), or, if such day is not a Funding Agreement Business Day, the immediately preceding Funding Agreement Business Day, unless such date is extended with respect to all or a portion of the principal amount of the Funding Agreement on the initial Funding Agreement Election Date (as defined below) in accordance with the procedures described below. In no event will the maturity of the Funding Agreement be extended beyond the Funding Agreement Maturity Date (as defined below).

         During the notice period for each Funding Agreement Election Date (as defined below), the Owner (as defined in the Funding Agreement) may elect to extend the maturity of the Funding Agreement with respect to all or any portion of the principal amount equal to $1,000 and integral multiples of $1,000 in excess thereof so that the maturity of the Funding Agreement with respect to the entire principal amount or such portion thereof will be extended to the date occurring 366 calendar days from, and including, the 27th day of the month immediately following such Funding Agreement Election Date. However, if that 366th calendar day is not a Funding Agreement Business Day, the maturity of the Funding Agreement with respect to the entire principal amount or such portion thereof will be extended to the immediately preceding Funding Agreement Business Day.

         To make the Owner's election effective on any Funding Agreement Election Date, the Owner must deliver to Allstate Life Insurance Company ("Allstate Life") a notice of election (each, a "Funding Agreement Election Notice") during the notice period for that Funding Agreement Election Date. The notice period for each Funding Agreement Election Date will begin on the fifth Funding Agreement Business Day prior to the Funding Agreement Election Date and end on the Funding Agreement Election Date; provided, however, that if the Funding Agreement Election Date is not a Funding Agreement Business Day, the notice period will be extended to the next day that is a Funding Agreement Business Day. The Owner's Funding Agreement Election Notice must be delivered to Allstate Life no later than 12:00 p.m., New York City time, on the last Funding Agreement Election Date. Upon delivery to Allstate Life of a Funding Agreement Election Notice to extend the maturity of the Funding Agreement with respect to all or any portion of the principal amount equal to $1,000 and integral multiples of $1,000 in excess thereof during a notice period, that election will be revocable during each day of such notice period, until 12:00 p.m., New York City time, on the last Funding Agreement Business Day in such notice period, at which time such Funding Agreement Election Notice will become irrevocable.

         If the Owner of the Funding Agreement does not make an election to extend the maturity of the Funding Agreement with respect to all or any portion of the principal amount equal to $1,000 or any multiple of $1,000 in excess thereof during the notice period for any Funding Agreement Election Date, the principal amount or any portion thereof equal to $1,000 or any multiple of $1,000 in excess thereof for which the Owner has failed to make such an election will become due and payable on the date that is 366 calendar days from, and including, such Funding Agreement Election Date or, if such 366th calendar day is not a Funding Agreement Business Day, the immediately preceding Funding Agreement Business Day.

         The "Funding Agreement Initial Maturity Date" will be December 27, 2006, or, if such day is not a Funding Agreement Business Day, the immediately preceding Funding Agreement Business Day.

         The "Funding Agreement Maturity Date" will be December 27, 2010, or, if such day is not a Funding Agreement Business Day, the immediately preceding Funding Agreement Business Day.

         The "Funding Agreement Election Dates" will be the 27th calendar day of each month from, and including, December 27, 2005 to, and including, November 27, 2009, whether or not any such day is a Funding Agreement Business Day.

         "Funding Agreement Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in Chicago, Illinois and New York, New York.

         If, with respect to any Funding Agreement Election Date, the Owner does not make an election to extend the maturity of the Funding Agreement with respect to all or any portion of the principal amount equal to $1,000 or any multiple of $1,000 in excess thereof, Allstate Life may, at its option, prepay all or any portion of the principal amount equal to $1,000 or any multiple of $1,000 in excess thereof for which the Owner has failed to make such an election on each interest payment date under the Funding Agreement in respect of any such amount other than the Funding Agreement Maturity Date applicable thereto (each, a "Funding Agreement Contingent Prepayment Date") together with any unpaid interest accrued thereon up to but excluding the applicable Funding Agreement Contingent Prepayment Date.

         Allstate Life shall give a written notice of prepayment to the Owner not more than 20 days nor less than 15 days prior to the Funding Agreement Contingent Prepayment Date.

         In addition to the payments set forth above, in the event that the Owner purchases some or all of the Notes in the open market (or otherwise) with the prior written consent of Allstate Life as to both the making of such purchase and the purchase price to be paid for such Notes (such right of consent to be exercised in Allstate Life's sole discretion), a payment equal to such amount as may be necessary to fund the purchase of such Notes shall be paid to or at the direction of the Owner on such date or dates to which the Owner and Allstate Life may agree. Upon such payment, the balance of the principal amount in the Funding Account Balance (as defined in the Funding Agreement) shall be reduced by an amount equal to the aggregate principal amount of the Notes purchased (or the portion thereof applicable to the Funding Agreement).

                           SPECIAL TAX CONSIDERATIONS

         The following summary supplements, and should be read in conjunction with, the discussion set forth under "United States Federal Income Tax Considerations" in the accompanying Prospectus Supplement.

         An election to extend the maturity of all or any portion of the principal amount of the Notes in accordance with the procedures described in this Pricing Supplement should not be a taxable event for U.S. federal income tax purposes. In addition, if the Trust fails to redeem the Notes on a Contingent Prepayment Date, such failure to redeem the Notes should not be a taxable event for U.S. federal income tax purposes.

         Under the OID Treasury regulations promulgated under the Original Issue Discount ("OID") provisions of the Internal Revenue Code of 1986, as amended (the "Code") governing debt instruments issued with original issue discount (referred to as the "OID Regulations"), for purposes of determining the yield and maturity of a debt instrument that provides the holder with an unconditional option or options (for example, an option to extend the maturity of a debt instrument) exercisable on one or more dates during the term of the debt instrument, a holder is deemed to exercise or not exercise an option or combination of options in a manner that maximizes the yield on the debt instrument. Since the Spread for the interest rate on the Notes will periodically increase during the term of the Notes from an initial amount equal to minus 0.01% to an amount equal to plus 0.04%, under the OID Regulations, the maturity date of the Notes for U.S. federal income tax purposes should be the Final Maturity Date and not the Initial Maturity Date. This is because the original holders of the Notes should be deemed to elect to extend the maturity of all of the principal amount of the Notes to the Final Maturity Date.

         The Treasury regulations governing modifications of debt instruments (referred to herein as the "Modification Regulations") provide, in substantive part, that the exercise of an option by a holder of a debt instrument to extend the final maturity date of a debt instrument is a taxable event if, based on all the facts and circumstances, such extension of the final maturity date results in the material deferral of scheduled payments. The Modification Regulations provide a "safe-harbor" period in which the extension of the final maturity date is not a material deferral of scheduled payments. The "safe-harbor" period begins on the original maturity date of the debt instrument and extends for a period equal to the lesser of five years or 50 percent of the original term of the debt instrument. The Modification Regulations do not specifically address the determination of maturity dates and debt instruments such as the Notes (including their economic equivalence to an approximately five year debt instrument containing put options). Since the Notes, as of the original issue date, should be treated as maturing on the Final Maturity Date, an election to extend the maturity of all or any portion of the principal amount of the Notes, based upon both the OID Regulations and the Modification Regulations (either generally or depending on various assumptions based on the "safe-harbor"), should not be treated as a modification and thus should not be treated as a taxable event for U.S. federal income tax purposes.

         In addition, the Notes should not constitute contingent payment debt instruments that would be subject to the Treasury regulations governing contingent payment obligations (the "Contingent Payment Regulations"). Furthermore, the Notes should not be considered to have OID for U.S. federal income tax purposes as the difference between the stated redemption price at maturity and the issue price of the Notes should be less than the de minimis amount specified by the relevant provisions of the Code and the Treasury regulations issued thereunder.

         By purchasing the Notes, investors will be deemed to agree to report the U.S. federal income tax consequences of their ownership of the Notes consistently with the foregoing discussion.

         Prospective investors should note that no assurance can be given that the Internal Revenue Service (the "IRS") will accept, or that the courts will uphold, the characterization and the tax treatment of the Notes described above. If the IRS were successful in asserting that an election to extend the maturity of all or any portion of the principal amount of the Notes is a taxable event for U.S. federal income tax purposes, then investors would be required to recognize gain, if any, upon the exercise of such election. Also, if the IRS were successful in asserting that the Notes were subject to the Contingent Payment Regulations, the timing and character of income thereon would be affected. Among other things, investors may be required to accrue interest on the Notes as OID income, subject to adjustments, at a "comparable yield" multiplied by the adjusted issue price. Furthermore, in such case, any gain recognized with respect to the Notes would generally be treated as ordinary income rather than capital gain. However, because the Notes bear a variable interest rate that is reset and payable every month, the Issuer expects that (i) the accrual of income at the comparable yield, as adjusted on each Interest Payment Date, should not significantly alter the timing of income inclusion; and
(ii) any gain recognized with respect to the Notes should not be significant. Prospective investors are urged to consult their tax advisors regarding the U.S. federal income tax consequences of investing in, and extending the maturity of, the Notes.

         Prospective investors should consult the summary describing the principal U.S. federal income tax consequences of the ownership and disposition of the Notes contained in the section called "United States Federal Income Tax Considerations" in the accompanying Prospectus Supplement.


                                      A-A-1

                                     ANNEX B

                      DELAWARE TRUSTEE SERVICE FEE SCHEDULE


                   As specified in a separate fee agreement.





                                      A-B-1

                                     ANNEX C

                       ADMINISTRATOR SERVICE FEE SCHEDULE


                   As specified in a separate fee agreement.






                                      A-C-1

                                     ANNEX D

                            DEALER NOTICE INFORMATION



            AS SPECIFIED IN SCHEDULE 1 TO THE DISTRIBUTION AGREEMENT
                 ATTACHED TO THE SERIES INSTRUMENT AS EXHIBIT E.


                    As specified in a separate fee agreement.



                                      A-D-1